Exhibit 10.3

Certain identified information has been excluded from this exhibit in accordance with Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) is the type that the registrant treats as private or confidential. Redacted information is marked with a [***].

TRADEMARK SUBLICENSE AGREEMENT	СУБЛИЦЕНЗИОННОЕ СОГЛАШЕНИЕ О ПРЕДОСТАВЛЕНИИ ПРАВА НА ИСПОЛЬЗОВАНИЕ ТОВАРНЫХ ЗНАКОВ
THIS TRADEMARK SUBLICENSE AGREEMENT (“Agreement”) is signed on 29 December, 2020(“Effective Date”) between:	НАСТОЯЩЕЕ СУБЛИЦЕНЗИОННОЕ СОГЛАШЕНИЕ О ПРЕДОСТАВЛЕНИИ ПРАВА НА ИСПОЛЬЗОВАНИЕ ТОВАРНЫХ ЗНАКОВ («Соглашение») заключено 29 декабря 2020 года («Дата Вступления в Силу») между:
WYNDHAM HOTEL GROUP (UK) EAST LIMITED, a company organised and existing under the laws of England and Wales, whose registered office is located at: The Triangle, 5 - 17 Hammersmith Grove, London, W6 0LG, United Kingdom, represented by [***], its Director (“we”, “our” or “us”), and	УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД, компанией, организованной и существующей по законодательству Англии и Уэльса, зарегистрированный офис которой находится по адресу: Зе Трайэнгл, 5 - 17 Хаммерсмит Гроув, Лондон, W6 0LG, Соединенное Королевство, представленной [***], ее Директором («мы», «нас», «наше» и т.д.), и
WIDE TENT SYSTEM LLC, a limited liability company, organised and existing under the laws of the Uzbekistan, whose registered office is located at: building 1A, Maksud Shaykhzoda Street, Uchtepa District, Tashkent, 100000, Uzbekistan, represented by [***], its Director (“you” or “your”).	ООО «WIDE TENT SYSTEM», общество с ограниченной ответственностью, организованное и существующее по законодательству Узбекистана, зарегистрированный офис которого находится по адресу: Узбекистан, 100000, г. Ташкент, район Учтепа, ул. Максуд Шайхозода, дом 1А, представленное [***], его директором («вы», «вас», «ваше» и т.д.).
Individually referred to as a “party” and together referred to as the “parties”.	По отдельности именуемая «сторона» и совместно именуемые «стороны».
The definitions of capitalised terms are found in Appendix I.	Определения терминов, написанных с заглавной буквы, приводятся в Приложении I.
In consideration of the following mutual promises, covenants and agreements contained herein, the parties agree as follows:	С учетом изложеных ниже взаимных обязательств, договоренностей и соглашений, стороны договорились о следующем:

1. License.	1. Лицензия.
1.1 We have the right, pursuant to the sublicense agreement with an Affiliate of Wyndham Hotels & Resorts, Inc, to use and to sublicense in Uzbekistan certain trademarks and service marks, including the Marks, and the distinctive Wyndham System for providing transient guest lodging services and other services to the public under the Marks. We have the right to sublicense to you the distinctive “Wyndham” System for providing transient guest lodging services and other services.	1.1 Согласно сублицензионному соглашению с участием Аффилированного лица с Уиндэм Хоутелз Резортс, Инк., мы имеем право использовать и сублицензировать в Узбекистане товарные знаки и знаки обслуживания, включая Знаки, а также обладающей отличительными характеристиками Систему Уиндэм, в целях предоставления широкой общественности услуг по кратковременному размещению постояльцев и иных услуг, маркированных Знаками. Мы обладаем правом предоставить вам сублицензию на использование обладающей отличительными характеристиками Системы Уиндэм в целях предложения услуг по кратковременному размещению постояльцев и иных услуг.
1.2 We grant to you and you accept the Sublicense, effective and commencing on the date of the registration of the short form of this Agreement with Uzbekistan IP Agency as per Section 17.9.1, and ending on the earliest to occur of the Term’s expiration or a Termination. You will call the Facility the “Wyndham Bukhara”. You must open and operate the Facility with the number of Guest Rooms specified on Schedule B.	1.2 Мы предоставляем, а вы принимаете Сублицензию, которая начинается с даты регистрации краткой формы настоящего Соглашения в Агенстве ИС Узбекистана согласно Разделу 17.9.1, и заканчивается на более раннюю из следующих дат: дату истечения Срока либо дату Расторжения. Ваш Объект будет называться «Уиндэм Бухара». Вы откроете Объект и будете его эксплуатировать с количеством Номеров, которое указано в Приложении B.
1.3 You may adopt secondary name designations for the Facility with our prior written consent, which consent we may withhold, condition, or withdraw on written notice in our sole discretion.	1.3 Вы вправе принять дополнительные обозначения для Объекта при условии получения нашего согласия в письменной форме, в получении которого может быть отказано, получение которого может быть обусловлено, согласие может быть отозвано с письменным уведомлением, по нашему единоличному усмотрению.
1.4 You shall not affiliate or identify the Facility with another franchise system, reservation system, brand, cooperative or registered mark during the Term with the exception of using “by Wyndham” as an endorsement to the Marks.	1.4 В течение Срока вы не имеете права аффилировать Объект или идентифицировать его любым другой франчайзинговой системой, системой бронирования, брендом, кооперативным или зарегистрированным товарным знаком за исключением использования указания «от Уиндэм» в качестве подтверждения использования Знаков.

1.5 On the Effective Date, you have also entered into a certain Services Agreement (“Services Agreement”) with us (“Service Provider”) pursuant to which Service Provider will provide you with certain services with respect to the operation of the Facility.	1.5 На Дату Вступления в Силу вы также заключаете Договор об Оказании Услуг («Договор Оказания Услуг») с нами («Поставщик Услуг»), в соответствии с которым мы будем оказывать вам определенные услуги, связанные с эксплуатацией Объекта.
1.6 On the Effective Date you shall ensure and arrange, that a guarantor acceptable to us, provides us with a deed of guaranty, executed in a form attached as Schedule E. If for any reason it ceases to apply, you shall ensure and arrange a new deed of guaranty in the same form as at Schedule E.	1.6 На Дату Вступления в Силу вы должны обеспечить предоставление нам гарантии, подписанной, подписанной по форме согласно Приложению E, со стороны приемлемого для нас гаранта. Если по каким-либо причинам он перестанет применяться, вы должны обеспечить и оформить новую гарантию, подписанную по форме согласно Приложению E.
2. Term.	2. Срок.
The Term begins on the Effective Date and expires on [***]. Some of your duties and obligations will survive termination or expiration of this Agreement. NEITHER PARTY HAS RENEWAL RIGHTS OR OPTIONS. However, if Legal Requirements require us to offer renewal rights, then you, if you desire to renew this Agreement, shall apply for a renewal license at least six (6) months, but not more than nine (9) months, prior to the expiration of the Term, and subject to such Legal Requirements, you must meet our then-current requirements for applicants seeking a license, which may include you: (i) executing our then-current form of license and other agreements, which license and other agreements may contain materially different terms and provisions (such as operating standards and fees) from those contained in this Agreement, (ii) executing a general release, in form and substance satisfactory to us, (iii) completing and performing a Property Report; and (iv) paying an application or renewal fee in accordance with the System Standards.	Срок начинается с Даты Вступления в Силу и [***] Некоторые ваши обязанности и обязательства останутся в силе после расторжения или истечения срока действия настоящего Соглашения. НИ У ОДНОЙ ИЗ СТОРОН НЕТ ПРАВА ИЛИ ОПЦИИ НА ПРОДЛЕНИЕ ДЕЙСТВИЯ. Однако если это предусмотрено Требованиями Законодательства мы должны предложить вам право продления, то вы, при наличии у вас желания продлить действие настоящего Соглашения, должны будете направить заявку на продление Соглашения как минимум за 6 (шесть) месяцев, но не ранее, чем за 9 (девять) месяцев до истечения Срока и при условии соблюдения Требований Законодательства вы должны соответствовать нашим действующим на тот момент требованиям к претендентам на получение лицензии, которые могут включать (i) подписание вами лицензионного соглашения и других соглашений по форме, действующей на момент подачи заявки, которые могут содержать положения и условия (операционные стандарты и платежи), существенно отличающиеся от положений и условий настоящего Соглашения, (ii) подписание вами общего отказа от претензий по форме и содержанию удовлетворяющего нашим требованиям, (iii) заполнение и выполнения вами Отчета об Объекте и (iv) уплату вами первоначальной платы или сбора за продление действия в соответствии со Стандартами Системы.

3. Your Improvement and Operating Obligations.	3. Ваши Обязательства по Усовершенствованию и Эксплуатации.
Your obligations to improve, operate and maintain the Facility are:	Ваши обязательства по совершенствованию, эксплуатации и обслуживанию Объекта:
3.1 Improvements.	3.1 Усовершенствования.
3.1.1 You must select and acquire the Location and acquire, equip and supply the Facility in accordance with System Standards. Before the Effective Date, you have provided us with proof that you own the Facility or otherwise have the right to occupy the Facility for the Term.	3.1.1 Вы должны найти и приобрести Участок и приобрести, оборудовать и оснастить Объект в соответствии со Стандартами Системы. До Даты Вступления в Силу вы предоставили нам доказательства, подтверждающие ваше право собственности на Объект или право на ином основании занимать Объект на протяжении всего Срока Действия.
3.1.2 If the Property Report set forth in Schedule F requires the construction of the Facility, then the construction of the Facility [***]	3.1.2 Если Отчет об Объекте, составленный по форме, приведенной в Приложении F, требует проведения строительства Объекта, то строительство Объекта [***].
Commencement of construction shall mean excavation for foundation. Once the construction has commenced, it shall continue uninterrupted (except for interruption by reason of events constituting an Extraordinary Event) until construction is completed. Notwithstanding the occurrence of any events constituting an Extraordinary Event, or any other cause, the construction shall be completed and the Facility shall be furnished, equipped and shall otherwise be made ready to open for business in accordance with this Agreement not later than [***] (“Opening Date Deadline”). Time is of the essence for the completion of the construction. We may, however, in our sole discretion, grant one or more extensions of time to perform any phase to complete the construction. The grant of an extension will not waive any other default existing at the time the extension is granted.	Под началом строительства подразумеваются земляные работы для закладки фундамента. После того, как строительство началось, оно должно продолжаться без перерыва (за исключением остановки по Чрезвычайным Обстоятельствам) вплоть до завершения строительства. Несмотря на наступление каких-либо событий, представляющих собой Чрезвычайные Обстоятельства, либо какие-либо иные обстоятельства, строительство должно быть завершено и Объект должен быть оборудован, меблирован и иным образом готов к открытию и началу хозяйственной деятельности в соответствии с настоящим Соглашением не позднее [***] года («Крайний Срок Открытия»). Сроки завершения строительства являются существенным условием. Однако мы имеем право по собственному усмотрению, дать согласие на однократное либо многократное продление сроков завершения любого из этапов строительства. Предоставление согласия на продление сроков не освобождает вас от ответственности за несоблюдение любых других условий Соглашения, существующих на момент предоставления нами согласия на продление срока.

3.1.3 You will permit us or our designee to inspect the construction of the Facility at such times as we desire, including a status inspection at least sixty (60) days prior to the projected Opening Date of the Facility. Such inspections will be at our expense, except if the status inspection results in the conclusion that the Facility does not comply with System Standards and an additional inspection(s) is required prior to or after the Opening Date, then you will reimburse us for the reasonable costs of such inspection.	3.1.3 Вы разрешаете нам или назначенному нами лицу производить инспекцию строительства Объекта в то время, когда мы этого пожелаем, включая инспектирование для оценки статуса работ минимум за 60 (шестьдесят) дней до планируемой Даты Открытия Объекта. Такое инспектирование будет проводиться за наш счет, за исключением случаев, когда по результатам инспектирования для оценки статуса работ дается заключение о несоответствии Объекта Стандартам Системы и соответствующей необходимости проведения дополнительного инспектирования (одного или нескольких) до или после Даты Открытия, в этом случае вы должны будете возместить нам все разумные расходы по проведению такого инспектирования.
3.1.4 Your general contractor or you must carry the insurance required under this Agreement and System Standards during construction or renovation.	3.1.4 Ваш генеральный подрядчик или вы должны иметь все страховые полисы, требуемые согласно настоящему Соглашению и Стандартам Системы в течение строительства или ремонта.
3.1.5 We may, in our sole discretion, terminate this Agreement if (1) you do not commence or complete the construction of the Facility by the dates specified in this Section 3, or (2) you prematurely identify the Facility as a Chain Facility or begin operation under the System in violation of Section 3.3 and you fail to either complete your obligations under the Property Report or cease operating and/or identifying the Facility under the Marks and System within five (5) days after we send you written notice of default.	3.1.5 Мы вправе, по собственному усмотрению, расторгнуть настоящее Соглашение, если (1) вы не начнете или не завершите строительство Объекта в сроки, указанные в настоящем Разделе 3, или (2) если вы раньше срока начнете идентифицировать Объект как Объект Сети, или начнете работать в рамках Системы в нарушение положений Раздела 3.3 и либо не выполните свои обязательства согласно Отчету об Объекте, либо прекратите функционировать и/или идентифицировать Объект при использовании Знаков и Системы в течение пяти (5) дней с даты направления вам уведомления о нарушении Соглашения.

3.1.6 You recognize that the System requires you to acquire, operate and maintain a computer based property management system and provide guests with innovative technology for communications and entertainment. You must purchase the computer system and other equipment and software that we specify, including preventive maintenance software. We may modify System Standards to require new or updated technology at all Chain Facilities. At our request you shall participate in any intranet or extranet system developed for use in connection with the System. Such intranet or extranet system may be combined with that of our Affiliates. You shall agree to such terms and conditions for the use of such intranet or extranet system as we may prescribe, which may include, among other things: (a) confidentiality requirements for materials transmitted via such system; (b) password protocols and other security precautions; (c) grounds and procedures for our suspension or revocation of access to the system by you and others; and (d) a privacy policy governing our parties’ access to and use of electronic communications posted on electronic bulletin boards or transmitted via the system. You shall pay any fee imposed from time to time by us or a third party service provider in connection with hosting such system.	3.1.6. Вы признаете, что Система предполагает приобретение, эксплуатацию и обслуживание компьютерной системы управления объектом размещения, а также обеспечение постояльцев новейшими технологиями для целей коммуникации и развлечения. Вам необходимо приобрести компьютерную систему, прочее оборудование и программное обеспечение, которое предусмотрено нами, включая программное обеспечение по профилактическому обслуживанию. Мы вправе вносить изменения в Стандарты Системы с тем, чтобы внедрить новые или обновленные технологии во все Объекты Сети. По нашему запросу вы должны быть задействованы в любой системе интрасети или экстрасети, специально разработанной для использования в рамках Системы. Данная система интра- или экстрасети может быть объединена с сетью нашего Аффилированного лица. Вы соглашаетесь с условиями использования данной системы интра- или экстрасети, которую мы можем вам предписать, которые могут включать, помимо прочего: (a) требования конфиденциальности для материалов, передаваемых через такую систему; (б) протоколы паролей и другие меры безопасности; (c) основания и процедуры для нашего приостановления или восстановления доступа к системе вами и другими лицами; и (d) политику конфиденциальности, регулирующая доступ и использование нашими сторонами электронных сообщений, размещаемых на электронных досках объявлений или передаваемых через систему. Вы должны уплачивать любые сборы, периодически взимаемые нами или сторонним поставщиком услуг, в связи с установкой такой системы.

3.2 Improvement Plans.	3.2 Планы Усовершенствования.
At any time after the Opening Date and until the end of the Term, before you begin constructing or remodelling your Facility, you must submit to us for review and approval working construction, architectural and design plans, renderings, drawings and specifications for the Facility, as described in the System Standards and the Property Report. Subject to a separate agreement between us and you, we may charge reasonable hourly rates or project fees for design review that we will disclose to you in advance, currently [***]. We will not unreasonably withhold or delay our approval, which is intended only to test compliance with System Standards, and not to detect errors or omissions in the work of your architects, engineers, contractors or the like. Our review will not cover technical, architectural or engineering factors, or compliance with Legal Requirements. We will not be liable to your lenders, contractors, employees, guests, others or you on account of the review or approval of your plans, drawings or specifications, or our inspection of the Facility before, during or after renovation or construction by any employee or contractor we engage. Any material variation from the Property Report will require our prior written approval. You will promptly provide us with copies of permits, job progress reports, and other information as we may reasonably request. We may inspect the work while in progress without prior notice.	В любое время после Даты открытия и до конца Срока, прежде чем вы начнете строительство либо реконструкцию своего Объекта, вы должны будете направить нам на рассмотрение и утверждение рабочие строительный, архитектурный и проектный планы, изображения, чертежи и спецификации Объекта в соответствии с изложенным в Стандартах Системы и Отчете об Объекте. При условии соблюдения положений отдельного договора между нами и вами, мы вправе устанавливать разумные почасовые ставки либо ставки гонораров за проверку вашей проектной документации, которые мы сообщим вам заблаговременно и которые на настоящий момент составляют [***]. Мы обязуемся не отказывать в утверждении и не задерживать утверждение планов безосновательно, поскольку целью проверки документации является ее проверка на соответствие Стандартам Системы, а не выявление ошибок или упущений в работе ваших архитекторов, инженеров, подрядчиков и других специалистов. В объем проводимой нами проверки не входят технические, архитектурные или инженерные аспекты или соответствие Требованиям Законодательства. Мы не будем нести ответственности перед вашими кредиторами, подрядчиками, работниками, постояльцами, иными лицами или вами в связи с проверкой и утверждением ваших планов, чертежей или спецификаций или инспектированием Объекта силами наших работников или привлеченных подрядчиков до, во время и после строительства или проведения ремонта. Любые существенные отклонения от Отчета об Объекте требуют их предварительного утверждения нами. Вы своевременно предоставите нам копии разрешений, отчетов о ходе выполнения работ и другую информацию по нашему обоснованному требованию. Мы вправе произвести инспекцию в процессе выполнения работ без предварительного уведомления.

3.3 Pre-Opening.	3.3 Подготовка к Открытию.
Subject to Section 17.9.1, you may identify the Facility as a Chain Facility prior to the Opening Date, or commence operation of the Facility under a Mark and using the System, only after first obtaining our written approval and strictly in accordance with the System Standards Manual. If you (1) identify the Facility as a Chain Facility, (2) operate the Facility under a Mark before the Opening Date without our express written consent, or (3) delay or refuse to open as a Chain Facility when the Facility is ready to open, then in addition to our remedies under Sections 3.1 and 11.2, you shall pay the Royalty Fees to us, from the date such condition as referred to above, occurs. We may delay the Opening Date until you pay the Royalty Fees accruing under this Section.	Согласно разделу 17.9.1, вы можете идентифицировать Объект как Объект Сети до Даты Открытия, либо начать эксплуатацию Объекта с использованием Знака и Системы только после того как вы получите на это наше разрешение в письменной форме, либо в иных случаях, предусмотренных в Инструкции по Применению Стандартов Системы и в строгом соответствии с ней. В том случае, если вы (1) начинаете идентифицировать Объект как Объект Сети, (2) начинаете эксплуатировать Объект с использованием Знака до Даты Открытия без письменного согласия с нашей стороны или (3) откладываете открытие или отказываетесь открыть Объект как Объект Сети после того, как Объект готов к открытию, в этих случаях помимо средств нашей правовой защиты, предусмотренных в Разделах 3.1 и 11.2, вы должны будете начать выплачивать нам Лицензионные Платежи с даты наступления вышеуказанных обстоятельств. Мы вправе отложить Дату Открытия до тех пор, пока вы не выплатите все суммы Лицензионных Платежей, начисленных в соответствии с настоящим Разделом.
3.4 Operation.	3.4 Эксплуатация.
You will operate and maintain the Facility continuously after the Opening Date on a year-round basis as required by System Standards and offer transient guest lodging and other related services of the Facility (including those specified on Schedule B) to the public in compliance with Legal Requirements and System Standards. You will keep the Facility in a clean, neat, and sanitary condition. You will clean, repair, replace, renovate, refurbish, paint, and redecorate the Facility and its FF&E as and when needed to comply with System Standards.	Вы будете эксплуатировать и производить обслуживание Объекта непрерывно с Даты Открытия круглогодично, как этого требуют Стандарты Системы, и предоставлять Гостиничные Номера для временного размещения постояльцев и другие связанные с этим услуги на Объекте (включая указанные в Приложении B) для населения в соответствии с Требованиями Законодательства и Стандартами Системы. Вы будете поддерживать Объект в чистом, опрятном и надлежащем с точки зрения санитарных норм состоянии. Вы будете убирать, ремонтировать, заменять, обновлять, восстанавливать, красить и (ре)декорировать Объект и его Оборудование, как и когда это потребуется для обеспечения соответствия Стандартам Системы. Объект будет управляться одним управляющим, обладающим значительным опытом и прошедшим достаточное обучение в области общего руководства аналогичными объектами временного проживания. На Объекте будет организован прием оплаты постояльцами услуг с помощью всех кредитных и дебетовых карт, указанных в Инструкции по Применению Стандартов Системы, если они используются на рынке Узбекистана. Вы можете добавлять или исключать позиции из списка культурно-рекреационных объектов, услуг и средств обслуживания, приведенного в Приложении B, либо сдавать в аренду или передавать на условиях подряда любую из услуг или частей Объекта, только при условии получения нашего письменного согласия, которое мы обязуемся предоставить без безосновательных задержек или отказов. Функции регистратуры, система телефонной связи, парковка, спа, бассейн и другие объекты обслуживания постояльцев не могут являться объектами совместного пользования и не могут использоваться постояльцами других объектов временного или постоянного проживания. Вы подтверждаете, что нарушение Стандартов Системы Объекта, условий отдыха и качества обслуживания посетителей данного Объекта является существенным нарушением настоящего Соглашения. Сроки являются существенным условием исполнения вами этих обязательств.

The Facility will be managed by an individual manager with significant training and experience in general management of similar lodging facilities. The Facility will accept payment from guests by all credit and debit cards we designate in the System Standards Manual to the extent such are available in the market of Uzbekistan. You may add to or discontinue the amenities, services and facilities described in Schedule B, or lease or subcontract any service or portion of the Facility, only with our prior written consent which we will not unreasonably withhold or delay. Your front desk operation, telephone system, parking lot, spa, swimming pool and other guest service facilities may not be shared with or used by guests of another lodging or housing facility. You acknowledge that any breach of System Standards for the Facility, its guest amenities, and your guest service performance is a material breach of this Agreement. Time is of the essence in your performance of these obligations.
3.5 Training.	3.5 Обучение.
You must cause your general manager and any other personnel to attend and satisfactorily complete training in accordance with the Services Agreement.	Вы должны обеспечить посещение и успешное прохождение вашим генеральным управляющим и другим персоналом учебных курсов в соответствии с Договором Оказания Услуг.

3.6 Marketing.	3.6 Маркетинг.
You will participate in System marketing programs pursuant to the Services Agreement. You may implement, at your option and expense, your own local advertising. Your advertising materials must use the Marks correctly, and must comply with System Standards or be approved in writing by us prior to publication. You will stop using any non-conforming, outdated or misleading advertising materials if we so request. All advertising and marketing materials you create, or which are created on your behalf and approved by us, shall be works-for-hire on our behalf, and we shall own all copyrights to such materials.	Вы примете участие в организуемых в рамках Системы маркетинговых программах согласно условиям Договора Оказания Услуг. Вы вправе осуществлять, по собственному выбору и за свой счет, собственные локальные рекламные программы. В своей рекламной продукции вы должны корректно использовать Знаки и должны соблюдать требования Стандартов Системы, либо ваша рекламная продукция должна быть утверждена нами перед сдачей в печать. По нашему требованию вы обязуетесь прекратить использование устаревшей, вводящей в заблуждение или не соответствующей стандартам рекламной продукции. Все создаваемые вами или от вашего имени и утвержденные нами рекламные и маркетинговые материалы считаются служебными произведениями, выполненными от нашего имени, и нам принадлежат авторские права на все такие материалы.
3.7 Governmental Matters. Data Protection and Privacy.	3.7 Вопросы отношений с государственными органами. Защита данных и конфиденциальность.
3.7.1 You will obtain as and when needed all governmental permits, licenses and consents required by Legal Requirements to construct, acquire, renovate, operate and maintain the Facility and to offer all services you provide, advertise or promote.	3.7.1 Когда это будет необходимо и в соответствии с установленными процедурами вы должны будете получить все разрешения, лицензии и согласования со стороны уполномоченных органов, предусмотренные Требованиями Законодательства и необходимые для того, чтобы строить, приобретать, ремонтировать, эксплуатировать и обслуживать Объект и предлагать все предоставляемые вами услуги, а также осуществлять деятельность по рекламе и продвижению.

3.7.2 You will pay when due all Taxes, provided you use proper procedures under Legal Requirements to engage in a bona fide dispute over any Taxes. Additionally, you shall reimburse us for any costs or fees we incur relating to the carbon emissions from your Facility. We may require you to prepay these estimated fees quarterly in advance in order for us to remit payment to the applicable governmental authority. You will also provide us with such assistance as we deem reasonably necessary in order for us or our Affiliates to comply with any obligations placed upon us by any applicable carbon reduction scheme.	3.7.2 Вы обязуетесь оплачивать все Налоги, а при условии возникновения неумышленных разногласий будете оспаривать действия налоговых органов в соответствии с процедурами, установленными согласно Требованиям Законодательства. Кроме того, вы обязаны возместить нам любые расходы или платежи, которые мы понесём в связи с выбросами углерода на вашем Объекте. Мы можем потребовать от вас выплатить нам заранее оценённую сумму платежей на ежеквартальной основе для того, чтобы мы могли произвести платёж в пользу соответствующего государственного органа. Вы также обязаны обеспечить нам поддержку, которую мы посчитаем разумно необходимой для того, чтобы мы или наши Аффилированные лица соблюдали обязательства, налагаемые на нас применимыми механизмами по уменьшению выбросов углерода.
3.7.3 You agree to: (1) strictly comply with all applicable data protection and privacy laws, regulations and policies in any relevant jurisdiction (including all relevant Uzbekistan legislation and, as applicable, The European General Data Protection Regulation 2016/679 – “GDPR”), and any national laws specifying or implementing the GDPR and any equivalent law, regulation or policy of any other applicable jurisdiction relating to data protection and privacy (together the “Data Protection Laws”) including registering as a Data Controller with the appropriate Data Protection Authorities in the jurisdictions that require such registration; (2) comply with data protection requirements set forth in the System Standards; (3) refrain from any action or inaction that may cause us or any of our Affiliates to violate any Data Protection Laws; (4) ensure that the Personal Data being transferred to us is correct, necessary, adequate in relation to the purpose of the transfer and that appropriate technical measures are used and relevant consents are obtained to transfer the data securely; and (5) do and execute, or arrange to be done and executed, each act, document and thing necessary or desirable to keep us and our Affiliates in compliance with any Data Protection Laws.	3.7.3 Вы соглашаетесь (1) строго соблюдать все применимые требования законодательства, нормативных актов и положений политики любой применимой юрисдикции касательно защиты данных и неприкосновенности частной жизни, включая все положения применимого законодательства Узбекистана и, насколько применимо, Европейский генеральный регламент о защите персональных данных 2016/679 – «Регламент») (совместно «Законы о Защите Данных»), и любые национальные законы, определяющие или реализующие Регламент, и любые эквивалентные законы, правила или политики любой другой применимой юрисдикции, касающиеся защиты данных и конфиденциальности, включая регистрацию в качестве Оператора Данных в соответствующих Органах Защиты Данных в юрисдикциях, которые требуют такой регистрации; (2) соблюдать требования о защите данных, изложенные в Стандартах Системы; (3) не допускать действий (бездействия), которые могут привести к нарушению нами или нашими Аффилированными лицами Законов о Защите Данных; (4) гарантировать предоставление нам Персональных Данных, которые являются достоверными, необходимыми и достаточными относительно цели предоставления, и что для передачи таких данных получены соответствующе согласия и проводятся соответствующие технические мероприятия; а также (5) совершать и заключать или обеспечивать совершение и заключение любых актов, документов и действий, необходимых или желательных для того, чтобы избежать нарушения нами или нашими Аффилированными лицами Законов о Защите Данных.

3.7.4 The parties agree that with regard to Personal Data relating to customers,including but not limited to guest names and contact details, payment data, booking history, etc. (“Customer Data”), they will act as independent Data Controllers. As such the parties are both responsible for their Customer Data (including but not limited to compliance with data subject requests and in responding and dealing with a data breach). You will be solely responsible for the collection, processing and use of Personal Data relating to your employees and other staff of the Facility, acting as the sole Data Controller of such data. For the purposes of this Section 3.7.4, “Personal Data” means any information relating to an identified or identifiable natural person who can be identified, directly or indirectly, by reference to an identifier such as a name, an identification number, location data, an online identifier or to one or more factors specific to the physical, physiological, genetic, mental, economic, cultural or social identity of that natural person.	3.7.4 Стороны договорились о том, что в отношении Персональных Данных клиентов (включая, но не ограничиваясь этим, имена и контактные данные постояльцев, платежную информацию, историю бронирований и т.д. («Данные Клиента») они будут выступать в качестве независимых Контролирующих Лиц. По этой причине обе Стороны несут ответственность за такие Данные Клиентов (включая, но не ограничиваясь этим, исполнение запросов о субъекте персональных данных, а также принятие мер и решение вопросов при нарушении правил защиты данных). Вы будете нести исключительную ответственность за сбор, обработку и использование Персональных Данных, имеющих отношение к вашим сотрудникам и прочему персоналу Объекта, выступая в качестве единственного Контролирующего Лица таких данных. Для целей настоящего Раздела 3.7.4 «Персональные данные» означают любую информацию, касающуюся идентифицированного или идентифицируемого физического лица, которое может быть идентифицировано, прямо или косвенно, посредством ссылки на такой идентификатор, как имя, идентификационый номер, данные о местоположении, онлайн-идентификатор или один или несколько факторов, относящихся к физической, физиологической, генетической, психической, экономической, культурной или социальной принадлежности этого физического лица.
3.8 Financial Books & Records; Audits.	3.8 Финансовый Учет и Отчетность, Аудит.
3.8.1 The Facility’s transactions must be timely and accurately recorded in accounting books and records prepared on an accrual basis compliant with generally accepted accounting principles of the country in which the Facility is located, as modified by this Agreement and System Standards. You acknowledge that your timely, accurate accounting for and reporting of Gross Room Revenues is a material obligation you accept under this Agreement.	3.8.1 Все операции Объекта должны быть своевременно и достоверно отражены в учетной документации и в учетных записях по методу начисления в соответствии с общепринятыми принципами бухгалтерского учета страны, в которой находится Объект, с необходимыми изменениями, предусмотренными настоящим Соглашением и Стандартами Системы. Вы подтверждаете свое понимание того, что своевременный и достоверный учет и отчетность о Валовой Выручке от Гостиничных Номеров является существенным обязательством, принятым вами согласно настоящему Соглашению.

3.8.2 We may notify you of a date on which we propose to audit the Facility’s books and records. The notice period need not exceed two (2) business days. You will be deemed to confirm our proposed date unless you follow the instructions with the audit notice for changing the date. You need to inform us where the books and records will be produced. You need to produce for our auditors (or other representatives we designate) at the confirmed time and place for the audit the books, records, tax returns and financial statements relating to the Facility for the applicable accounting periods we require under this Agreement and System Standards. If our auditors (or other representatives) must return to your location after the first date we confirm for the audit because you violate this Section 3.8.2 or refuse to cooperate with their reasonable requests (including a refusal to cooperate during an audit without advance notice), you must pay us the costs and expenses of the audit when we invoice you. We may increase the Audit Fee on a Chain-wide basis to cover any increases in our audit costs. We may also perform an audit of the Facility’s books and records without advance notice. Your staff must cooperate with and assist our auditors (or other representatives) to perform any audit we conduct. You must pay us any deficiency in Recurring Fees or other amounts you owe that we identify and invoice as a result of the audit.	3.8.2 Мы вправе уведомить вас о дате, на которую мы предложим провести аудит учетных записей и документации Объекта. Период уведомления не должен превышать 2 (двух) рабочих дней. Уведомление о дате проведения аудита будет считаться принятым до тех пор пока, вы не попросите об изменении даты согласно инструкции, направляемой вместе с уведомлением об аудите. Вы должны будете сообщить нам о том, где журналы и учетные записи будут предоставлены для аудита. Нашим аудиторам (или другим назначенным нами представителям) в подтвержденном месте и в подтвержденное время должны быть предоставлены для проверки журналы учета, учетные записи, налоговые декларации и финансовая отчетность по деятельности Объекта за те отчетные периоды, которые будут запрошены нами согласно настоящему Соглашению и Стандартам Системы. Если нашим аудиторам (или другим нашим представителям) придется вернуться к вам еще раз после первой даты, которая была согласована с вами как дата аудита, по причине нарушения вами положений настоящего Раздела 3.8.2 или отказа выполнить их обоснованные запросы (включая отказ в содействии в ходе аудита без предварительного уведомления), то выдолжны будете оплатить нам «Стоимость Аудита», когда мы выставим соответствующий счет. Стоимость Аудита может быть увеличена для всей Сети в случае увеличения наших расходов по аудиту. Мы вправе провести аудиторскую проверку журналов учета и учетных записей Объекта без предварительного уведомления. Ваши сотрудники должны оказывать содействие нашим аудиторам (или их представителям) в ходе проведения нами любой аудиторской проверки. Вы должны будете погасить любую задолженность по Периодическим Платежам или иной задолженности, которая будет выявлена и счета на оплату которой будут нами выставлены в результате аудиторской проверки.

3.8.3 We will notify you in writing if you default under this Agreement because (i) you do not cure a violation of Section 3.8.2 within thirty (30) days after the date of the initial audit, (ii) you cancel two (2) or more previously scheduled audits, (iii) you refuse to admit our auditors (or other representatives) for an audit during normal business hours at the place where you maintain the Facility’s books and records, or fail to produce the books and records required under this Agreement and System Standards for the applicable accounting periods, (iv) our audit determines that the books and records you produced are incomplete or show evidence of tampering or violation of generally accepted internal control procedures, or (v) our audit determines that you have reported to us less than ninety-seven percent (97%) of the Facility’s Gross Room Revenues for any fiscal year preceding the audit. Our notice of default may include, in our sole discretion and as part of your performance needed to cure the default under this Section 3.8, an “Accounting Procedure Notice”. The Accounting Procedure Notice requires that you obtain and deliver to us, within ninety (90) days after the end of each of your next three (3) fiscal years ending after the Accounting Procedure Notice, an audit opinion or similar report signed by an independent, registered or chartered accountant and addressed to us that the Facility’s Gross Room Revenues you reported to us during the fiscal year fairly present the Gross Room Revenues of the Facility computed in accordance with this Agreement for the fiscal year. Failure to comply with the requirements of the Accounting Procedure Notice constitutes a default under this Agreement.	3.8.3 Мы сообщим вам в письменном виде от том, что вы нарушаете настоящее Соглашение, если (i) вы не исправите допущенное нарушение Раздела 3.8.2 в течение 30 (тридцати) дней с даты первого аудита, (ii) вы отмените 2 (две) или более ранее запланированные аудиторские проверки, (iii) вы откажете нашим аудиторам (или их представителям) в доступе к месту хранения учетной документации и учетных записей Объекта в обычные рабочие часы или не предоставите учетную документацию и учетные записи за отчетные периоды согласно требованиям настоящего Соглашения и Стандартов Системы, (iv) в результате проведенного нами аудита выяснится, что вы предоставили неполные или искаженные учетные данные и документацию, либо получены свидетельства нарушения общепринятых правил и процедур внутреннего контроля, или (v) в результате аудита выяснится, что вы отразили в финансовой отчетности менее девяноста семи (97) процентов Валовой Выручки от Гостиничных Номеров Объекта за любой финансовый год, предшествующий году аудита. По собственному усмотрению мы вправе включить «Уведомление о Процедуре Учета» в уведомление о нарушении с требованием устранить нарушение положений настоящего Раздела 3.8. В Уведомлении о Процедуре Учета содержится требование получить и предоставить нам в течение 90 (девяноста) дней с даты окончания каждого из следующих трех (3) финансовых лет после получения Уведомления о Процедуре Учета аудиторское заключение или аналогичный отчет по результатам проверок, подписанные независимым, имеющим лицензию или дипломированным бухгалтером-аудитором и адресованные на наше имя, в подтверждение того, что указанная в предоставленной нам отчетности за соответствующий финансовый год Валовая Выручка от Гостиничных Номеров точно и достоверно отражает Валовую Выручку от Гостиничных Номеров, рассчитанную в соответствии с настоящим Соглашением. Невыполнение требований, изложенных в Уведомлении о Процедурах Учета представляет собой нарушение требований настоящего Соглашения.
3.8.4 You shall, at your expense, prepare and submit to us by the third day of each month, a statement in the form prescribed by us, accurately reflecting for the immediately preceding month all Gross Room Revenues and such other data or information as we may require. We may require you to submit your statements to us using our on-line reporting and payment tool or through such other technology or means as we may establish from time to time.	3.8.4 Вы обязаны за свой счёт подготавливать и предоставлять нам к третьему дню каждого месяца декларацию по установленной нами форме, точно отражающую Валовую Выручку от Гостиничных Номеров за непосредственно предыдущий месяц и любые другие данные или информацию, которую мы потребуем. Мы также можем потребовать от вас предоставлять ваши декларации посредством нашего онлайн инструмента отчётностей и платежей или посредством иных технологий и средств, которые мы можем периодически вводить.

3.9.1 Inspections.	3.9.1 Инспектирование.
You acknowledge that the Facility’s participation in our quality assurance inspection program (including unannounced inspections) is a material obligation you accept under this Agreement. We may charge you for the costs of annual inspections by our representatives or third parties as our program provides. You will permit our representatives or agents to perform quality assurance inspections of the Facility at any time with or without advance notice. The inspections will commence during normal business hours, although we may observe Facility operation (including bookkeeping and night audits) at any time. You and the Facility staff will cooperate with the inspector performing the inspection. If the Facility fails an inspection, you refuse to cooperate with our inspector, or you refuse to comply with our published inspection System Standards, then you will pay us the costs as incurred by us when invoiced for any reinspection performed by us, our representative or agent. We may also conduct paper and electronic customer satisfaction surveys of your guests and include the results in your final quality assurance score. We may publish and disclose the results of quality assurance inspections and guest surveys. If we so request, you agree to use your best efforts to obtain all governmental visas, permits, licenses and travel authorizations to allow our representatives to conduct inspections and audits in accordance with this Agreement. We may, at our discretion, implement a chain-wide quality assurance/ mystery shopper inspection program to be performed by a reputable third party. You must provide free lodging for the inspector(s) when he/she visits your Facility.	Настоящим вы подтверждаете, что участие Объекта в нашей программе контроля качества (включая внеплановое инспектирование без уведомления) является существенным обязательством, которое вы берете на себя по настоящему Соглашению. Мы вправе выставить вам счет на оплату расходов по проведению ежегодного инспектирования нашими представителями или третьими сторонами согласно условиям нашей программы. Вы обязуетесь разрешить нашим представителям или доверенным лицам инспектировать Объект с целью контроля качества в любое время, как с предварительным уведомлением, так и без него. Инспектирование начнется в обычное рабочее время, хотя мы вправе и наблюдать за работой Объекта (включая бухгалтерский учет и ночной аудит) в любое время. Вы и обслуживающий персонал Объекта обязуетесь оказывать содействие уполномоченному проверяющему инспектору. Если Объект не пройдет инспекцию, если вы откажетесь оказывать содействие нашему проверяющему инспектору или соблюдать опубликованные нами в Стандартах Системы требования к проведению инспекции, то в этом случае вы должны будете оплатить, по выставлении нами соответствующего счета, стоимость повторного инспектирования, проводимого нашим представителем или агентом. Мы вправе также проводить в письменном или в электронном виде опрос ваших постояльцев на предмет их удовлетворенности качеством услуг и включить результаты опроса в итоговый балл оценки качества. Мы вправе публиковать и раскрывать информацию о результатах проверки качества услуг и результаты опроса постояльцев. По запросу с нашей стороны вы обязуетесь приложить все усилия для того, чтобы получить все визы, лицензии, согласия и разрешения, которые необходимы для того, чтобы наши представители могли въехать в страну и провести инспектирование и аудиторские проверки в соответствии с условиями настоящего Соглашения. Мы вправе по собственному усмотрению осуществить подтверждающую/анонимную проверку качества работы объектов всей Сети, проводимую заслуживающей доверия третьей стороной. Вы обязаны предоставить бесплатное помещение для испектора(ов) во время его/ее посещения вашего Объекта.

3.9.2 You acknowledge that the Facility’s participation in one mandatory support visit a License Year is a material obligation you accept under this Agreement. You must provide free lodging for our representative when he/she visits your Facility.	3.9.2 Вы подтверждаете, что участие Объекта в одном обязательном визите по оказанию поддержки в Лицензионном Году является существенным обязательством, которое вы принимаете по настоящему Соглашению. Вы обязаны предоставить бесплатное помещение для нашего представителя на время посещения им/ей вашего Объекта.
3.10 Insurance.	3.10 Страхование.
3.10.1 You will obtain and maintain during the Term the insurance coverage required under the System Standards Manual from insurers meeting the standards established in the System Standards Manual. Unless we instruct you otherwise, your liability insurance policies will name us, [***], their current and former subsidiaries, Affiliates, successors and assigns as their interests may appear as additional insureds. All policies must be primary and non-contributory with or excess of any insurance coverage that may be available to an additional insured.	3.10.1 Вы обязуетесь получить и поддерживать в силе в течение всего Срока Действия страховое покрытие, предусмотренное в Инструкции по Применению Стандартов Системы, заключив соглашения со страховыми компаниями, удовлетворяющими требованиям Инструкции по Применению Стандартов Системы. Если от нас не поступит иных распоряжений, то в полисах страхования ответственности вы должны будете указать нас, [***], а также их текущих или бывших дочерних компаний, Аффилированных лиц, преемников и цессионариев, если у них может появиться интерес в статусе дополнительных застрахованных лиц. Все полисы должны являться страховыми полисами, предусматривающими выплату страхового возмещения в приоритетном порядке по отношению к другим действующим полисам, и не предполагающими страховых выплат вместе с или сверх любого другого страхового покрытия, доступного дополнительно застрахованным лицам.
3.10.2 If you, for any reason, fail to procure or maintain the insurance required by this Agreement, we shall have the right (but not any obligation) to procure such insurance and to charge you the costs and premiums therefor, plus a reasonable fee for our expense in so acting. Such costs, premiums, and fees shall be payable by you immediately upon our demand.	3.10.2 Если по какой-либо причине вы не получите или не сможете поддерживать в силе страховое покрытие, необходимое по условиям настоящего Соглашения, то мы будем иметь право (но не обязанность) сами обеспечить такое страховое покрытие, выставив вам счет на оплату соответствующих расходов и страховых премий плюс наше разумное вознаграждение за выполнение этой функции. Счета на оплату таких расходов, страховой премии и наших услуг должны быть оплачены вами незамедлительно по первому нашему требованию.

3.10.3 Certified copies or certificates of insurance of all insurance policies (evidencing the coverages required herein and setting forth deductibles and the amounts thereof, if any), endorsements and proof of premium payments shall be promptly delivered to us in accordance with the notice requirements of Section 17.3 with the added notation: Attention: Insurance Department. Renewal certificates (or certified copies of such insurance policy, if we so request) shall be delivered to us not less than ten (10) days prior to their respective inception dates.	3.10.3 Заверенные копии или страховые сертификаты на все страховые полисы (в подтверждение сумм страхового покрытия согласно требованиям настоящего Соглашения и с указанием удержаний и соответствующих сумм, если имеются), индоссаменты и подтверждения оплаты страховой премии должны быть незамедлительно направлены нам в соответствии с требованиями уведомления, изложенными в Разделе 17.3, с добавлением в адресную строку текста: Кому: Отдел Страхования. Сертификаты пролонгации (или заверенные копии соответствующих страховых полисов, если будут запрошены нами) должны быть предоставлены нам не позднее 10 (десяти) дней до указанных в них дат начала страхования.
3.11 Purchasing.	3.11 Закупки.
We may require you to purchase or obtain certain items that we designate as proprietary or that bear the Marks, such as signage, only from suppliers we approve. You may purchase any other items for the Facility from any competent source you select, so long as the items meet or exceed System Standards. You will identify the source and its contact information if we so request.	Мы вправе требовать, чтобы вы приобретали или получали определенные предметы, указанные нами как охраняемые или обозначенные нашими Знаками, например вывески, только у утвержденных нами поставщиков. Вы вправе приобретать любые другие предметы для Объекта у других компетентных поставщиков по своему выбору, если изготавливаемые ими предметы соответствуют Стандартам Системы или превосходят их. По нашему запросу вы укажете нам своих поставщиков и предоставите нам контактную информацию.
3.12 Goodwill.	3.12 Гудвилл.
You will use reasonable efforts to protect, maintain and promote the name “Ramada” and its distinguishing characteristics, and the other Marks. You will not permit or allow your officers, directors, principals, employees, representatives, or guests of the Facility to engage in conduct, which is unlawful or damaging to the goodwill or public image of the Chain or System. You will participate in Chain-wide guest service and satisfaction guaranty programs we require in good faith for all Chain Facilities. You will follow System Standards for identification of the Facility and for you to avoid confusion on the part of guests, creditors, lenders, investors and the public as to your ownership and operation of the Facility, and the identity of your owners.	Вы будете прикладывать разумные усилия к тому, чтобы защищать, поддерживать и продвигать на рынке название Рамада и его отличительные характеристики, а также другие Знаки. Вы не будете разрешать или допускать со стороны должностных лиц, директоров, руководителей, работников, представителей или постояльцев Объекта поведение, являющееся противоправным или наносящим вред деловой репутации или общественному имиджу Сети или Системы. Вы обязуетесь участвовать в проводимых внутри Сети программах повышения уровня услуг и гарантии качества, поскольку мы с наилучшими намерениями требуем этого от всех Объектов Сети. Вы обязуетесь следовать Стандартам Системы при использовании средств индивидуализации Объекта и для того, чтобы избежать введения в заблуждение постояльцев, кредиторов, займодавцев, инвесторов и общественности касательно того, что Объект принадлежит вам и вы осуществляете его эксплуатацию, а также касательно того, кто является вашими собственниками.

3.13 Facility Modifications.	3.13 Видоизменение Объекта.
You may not materially modify, diminish or expand the Facility (or change its interior design, layout, FF&E, or amenities) without receiving our prior written consent, which we will not unreasonably withhold or delay. You will pay our Rooms Addition Fee then in effect for each Guest Room you add to the Facility. If we so request, you will obtain our prior written approval of the plans and specifications for any material modification, which we will not unreasonably withhold or delay. If we so require, you will not open to the public any material modification to the Facility until we inspect it for compliance with the Property Report and System Standards.	Вы не вправе вносить существенные изменения, уменьшать или увеличивать площади Объекта (или вносить изменения в оформление интерьера, планировку, Оборудование или культурно-рекреационное обустройство) без получения на то нашего разрешения в письменной форме, которое мы обязуемся предоставить без безосновательных отказов или задержек. В случае увеличения количества номеров Объекта вы должны будете начислить в наш адрес Плату за Добавление Гостиничных Номеров за каждый добавленный Гостиничный Номер по ставкам, действующим на тот момент. В случае соответствующего запроса вы должны будете согласовать с нами в письменном виде планы и спецификации любых значительных изменений объекта, а мы обязуемся не отказывать и не задерживать безосновательно такое согласование. Если мы это потребуем, вы обязуетесь не начинать эксплуатацию любых значительно измененных частей Объекта до тех пор, пока мы не произведем их инспекцию на предмет соответствия Отчету об Объекте и Стандартам Системы.
3.14 Courtesy Lodging.	3.14 Размещение на льготных условиях.
You will provide lodging at the “Employee Rate” established in the System Standards Manual from time to time (but only to the extent that adequate room vacancies exist) to our representatives and members of their immediate family, but not more than three (3) standard guest rooms at the same time.	Вы обязуетесь время от времени (но только в случае наличия достаточного количества свободных номеров) предоставлять нашим командированным представителям номера по «Ставке для Сотрудников», установленной в Инструкции по Применению Стандартов Системы, при условии, что одновременно им может быть предоставлено не более 3 (трех) стандартных гостиничных номеров.

3.15 Renovations.	3.15 Ремонт.
Beginning six (6) years after the Opening Date, we may issue a “Renovation Notice” to you that will specify reasonable Facility upgrading and renovation requirements (a “Renovation”) to be commenced no sooner than sixty (60) days after the notice is issued, having an aggregate cost for labor, FF&E and materials estimated by us to be not more than the Renovation Ceiling Amount. You will perform the Renovations as and when the Renovation Notice requires. We will not issue a Renovation Notice within six (6) years after the date of a prior Renovation Notice, or if each of the three most recent quality assurance inspections of the Facility was a “pass” in the category of “Condition” (or an equivalent score under a successor quality assurance scoring system we employ), when the Facility is otherwise eligible for a Renovation. However, we may require that you perform a Renovation every six (6) years regardless of the quality assurance inspection scores, so that the Facility maintains its competitive position in its market and to assure that the Chain meets its competition in the region.	По истечении 6 (шести) лет после Даты Открытия мы вправе направить вам «Уведомление о Ремонте» с указанием требований по модернизации и ремонту Объекта («Ремонт»), которые должны начаться не ранее 60 (шестидесяти) дней после направления уведомления, в котором будут указаны наши расчеты совокупных расходов на оплату труда, Оборудования и материалов, сумма которых не может превышать Максимальную Стоимость Ремонта. Вы произведете Ремонт в соответствии с требованиями и в сроки, указанные в Уведомление о Ремонте. Мы не вправе направлять вам Уведомление о Ремонте в течение 6 (шести) лет после даты предыдущего Уведомления о Ремонте или в случае, если три самые недавние по срокам инспекции с целью контроля качества были «пройдены» Объектом в категории «Состояние» (либо был получен аналогичный балл в случае использования нами в будущем другой системы оценки качества) в период, когда технически мы уже будем иметь право направить Уведомление о Ремонте. Тем не менее, мы вправе потребовать, чтобы вы производили Ремонт каждые 6 (шесть) лет вне зависимости от баллов, полученных в ходе инспекции по контролю качества, чтобы Объект мог поддерживать высокий уровень конкурентоспособности в своем сегменте рынка, и чтобы Сеть могла достойно конкурировать на рынке данного региона.

3.16 Third-Party Manager.	3.16 Сторонний управляющий.
Subject to the requirements of this Section 3.16, the Facility may be operated by a person other than you under a management agreement, and any Food and Beverage facility or leased or concession areas in the Facility may be operated by a person other than you under a lease or management or concession agreement; provided that (i) you will not be relieved or otherwise released from any of your obligations under this Agreement, (ii) if such lease, management or concession agreement conflicts with the terms of this Agreement, the terms of this Agreement shall control, (iii) we shall approve any such operation and the lease, management or concession agreement before you sign it and before you materially amend it, and (iv) you and the lessee, manager or concessionaire of such operation duly executes and delivers to us the Management Consent Letter in Schedule D as a condition of our approval. If the lessee, manager or concessionaire does not operate the Facility, or the leased or concession area, in compliance with this Agreement and System Standards, we shall have the right to revoke our approval and require you to operate the Facility, or leased or concession area directly or by using another person approved by us. If, after we approve an independent lessee, manager or concessionaire, a Transfer occurs with respect to such lessee, manager or concessionaire, such Transfer shall be deemed your engagement of a new independent lessee, manager or concessionaire, and you must obtain our approval of such new lessee, manager or concessionaire and the related agreement on or before the date the Transfer occurs. We may refuse to approve any proposed lessee, manager or concessionaire that (A) we deem not to be financially capable or responsible, or we, in our sole and absolute discretion, deem to be inexperienced or unqualified in managerial skills or operational capacity or capability or is otherwise unable to adhere fully to the operational obligations and requirements of this Agreement and System Standards, (B) does not provide us with all information that we may reasonably request in order to reach such decision, or (C) we, in our sole and absolute discretion, determine might adversely affect the goodwill of the Marks or the Chain.	В соответствии с требованиями настоящего Раздела 3.16, иное лицо, нежели вы сами, может управлять Объектом на основании договора управления, либо любым объектом продажи Пищевых Продуктов и Напитков в Объекте, арендованным или сданным внаем на условиях концессии на основании договора аренды или концессии, при условии, что (i) это не уменьшает вашу ответственность и не освобождает вас от каких-либо ваших обязательств по настоящему Соглашению, (ii) в случае наличия в таких договорах управления, аренды или концессии положений, противоречащих положениям настоящего Соглашения, последнее имеет приоритет, (iii) мы должны утвердить такие договоры управления, аренды или концессии прежде, чем вы подпишете их или внесете в них существенные изменения, и (iv) вы и арендатор, управляющий или концессионер соответствующего вида деятельности должны будете надлежащим образом заключить между собой и предоставить нам Письмо-Согласие на Управление по форме, приведенной в Приложении D, что является условием предоставления нами разрешения. Если арендатор, управляющий или концессионер эксплуатируют Объект или арендованную или управляемую на условиях концессии часть Объекта в нарушение положений настоящего Соглашения и Стандартов Системы, мы имеем право отозвать наше разрешение и потребовать от вас взять на себя функции управления Объектом, арендованными или отданными на условиях концессии частями Объекта, или привлечь для этого другое лицо, которое будет утверждено нами. Если после утверждения нами независимых арендатора, менеджера или концессионера в отношении таких арендатора, менеджера или концессионера происходит Передача, то такая Передача будет считаться заключением вами нового соглашения с независимыми арендатором, менеджером или концессионером, мы должны будем утвердить таких арендатора, менеджера или концессионера и соответствующие договоры на дату Передачи или до нее. Мы вправе отказать в утверждении любых предложенных кандидатур арендатора, менеджера или концессионера, которые (A) будут по нашему мнению недостаточно финансово состоятельными, или ответственными, или, исключительно по нашему усмотрению, недостаточно опытными или квалифицированными в области управления, или с точки зрения операционных возможностей, или способностей, или иным образом неспособными полностью соблюдать операционные обязательства и требования согласно настоящему Соглашению и Стандартам Системы; (B) не предоставят нам всю информацию, которая может быть обоснованно запрошена нами для целей принятия такого решения, или (C) по нашему мнению могут нанести ущерб деловой репутации Знаков или Сети.

3.17. Quality.	3.17. Качество.
The quality of services provided by you with the use of the Marks shall be in compliance with our quality requirements set forth in System Standards.	Качество услуг, оказываемых вами с использованием Знаков, должно соответствовать нашим требованиям к качеству, изложенным в Стандартах Системы.
4. System Compliance and Inspections.	4. Соответствие Требованиям Системы и Инспектирование.
4.1 The System.	4.1 Система.
We will control and establish requirements for all aspects of the System. We may, in our discretion, change, delete from or add to the System, including any of the Marks or System Standards, in response to changing market conditions. We may, in our discretion, permit deviations from System Standards, based on local conditions and our assessment of the circumstances. We may in our discretion, change the designation standards for the Chain and then require that you change the designation of the Facility and related presentation of that designation where it appears. In such case we will grant you a reasonable period for transitioning. We will not be liable to you for any expenses, losses or damages you may sustain as a result of any Mark addition modification, substitution or discontinuation.	Мы контролируем все аспекты Системы и устанавливаем применимые к ним требования. Мы вправе по собственному усмотрению вносить изменения, добавлять или исключать компоненты Системы, включая любые из Знаков или Стандартов Системы, в соответствии с изменением рыночных условий. Мы вправе по собственному усмотрению разрешать отклонения от Стандартов Системы с учетом местных условий и согласно нашей оценке конкретных обстоятельств. Мы вправе по собственному усмотрению изменить стандарты обозначения Сети, а затем потребовать от вас изменения обозначения Объекта и проведения соответствующей презентации такого обозначения там, где оно представлено. В этом случае мы предоставляем вам разумный срок для осуществления смены обозначения. Мы ие несем ответственности за какие-либо расходы, убытки или ущерб, которые вы можете понести в связи с добавлением, изменением, заменой или прекращением существования Знака.
4.2 Consultations and Standards Compliance.	4.2 Консультации и Соответствие Стандартам.
We will assist you to understand your obligations under System Standards by telephone, mail, during quality assurance inspections, on our websites, through the System Standards Manual, at training sessions and during conferences and meetings we conduct. We will provide electronic, telephone and mail consultation on Chain Facility operation and marketing through our representatives. We will offer you access to any Internet website we may maintain to provide Chain licensees with information and services, subject to any rules, policies and procedures we establish for its use and access. We may limit or deny access to any such website and to other services offered under this Section while you are in default under this Agreement.	Мы поможем вам понять ваши обязательства согласно Стандартам Системы, используя для этого телефон, почтовую связь, наши веб-сайты, Инструкцию по Применению Стандартов Системы, учебные тренинги, а также проводимые нами конференции и встречи. Через своих представителей мы будем предоставлять по электронным каналам связи, телефону, почтовой связи консультации касательно управления и маркетинга Объектов Сети. Мы предложим вам доступ к Интернет-сайту, который мы можем поддерживать для предоставления лицензиатам Сети информации и услуг, в соответствии с любыми правилами, политиками и процедурами, которые мы установим для его использования и доступа. Мы можем ограничить или отказывать в доступе к любому такому веб-сайту и к другим услугам, предлагаемым по настоящему Разделу, на время, пока вы нарушаете настоящее Соглашение.

4.3 System Standards Manual and Other Publications.	4.3 Инструкция по Применению Стандартов Системы и Другие Публикации.
We will specify System Standards in the System Standards Manual, policy statements or other publications which we may make available to you via our Chain intranet, in paper copies or through another medium. You will at all times comply with the System Standards. You acknowledge that the System Standards and the System Standards Manual are designed to protect the System and the Marks and not to	Стандарты Системы будут изложены в Инструкции по Применению Стандартов Системы, в положениях политики и в других публикациях, которые мы можем предоставить вам посредством интрасети нашей Сети, на бумажных носителях или посредством иного средства предоставления информации. Вы обязуетесь соблюдать Стандарты Системы на постоянной основе. Вы подтверждаете, что
control the day-to-day operation of your business. We will provide you with access to the System Standards Manual promptly after we sign this Agreement. We will notify you via our Chain intranet or another medium of any System Standards Manual revisions and/or supplements as and when issued as well as any other publications for Chain licensees and all separate policy statements in effect from time to time. All System Standards, publications and policy statements will be governed by the versions issued in English. Any local language translation requirements or costs will be at your expense.	Стандарты Системы и Инструкция по Применению Стандартов Системы разработаны с целью защиты Системы и Знаков, а не для осуществления контроля за повседневным функционированием вашего бизнеса Мы предоставим вам доступ к Инструкции по Применению Стандартов Системы незамедлительно после подписания настоящего Соглашения. Посредством интрасети нашей Сети или иного средства предоставления информации мы будем уведомлять вас обо всех изменениях и дополнениях к Инструкции по Применению Стандартов Системы, как только они будут опубликованы, а также о других публикациях, касающихся лицензий внутри Сети и обо всех отдельных действующих положениях политики. Для целей толкования всех Стандартов Системы, публикаций и положений политики используется английский язык. В случае необходимости перевода на другие языки соответствующие расходы по переводу несете вы.
4.4 Inspections.	4.4 Инспектирование.
We have the unlimited right to conduct unannounced quality assurance inspections of the Facility and its operations, records and Mark usage to test the Facility’s compliance with System Standards and this Agreement. We have the unlimited right to re-inspect if the Facility does not achieve the score required on an inspection. We may impose an inspection fee and a re-inspection fee as provided in Section 3.9. Our inspections are solely for the purposes of checking compliance with System Standards.	Мы обладаем неограниченным правом инспектирования Объекта без предварительного уведомления с целью контроля качества услуг и операционной деятельности, ведения учета, использования Знака и соответствия Объекта Стандартам Системы и условиям настоящего Соглашения. Мы обладаем неограниченным правом повторного инспектирования Объекта в случае, если по результатам предыдущей проверки Объект не набрал необходимых баллов. За инспектирование и повторное инспектирование может быть начислена соответствующая плата согласно положениям Раздела 3.9. Целью инспектирования является исключительно контроль соответствия Стандартам Системы.

5. Limited Exclusivity.	5. Ограниченная Исключительность.
5.1 Reservation of Rights.	5.1 Сохранение Прав.
Except as the parties may otherwise expressly provide in this Agreement, we and our Affiliates shall have the absolute right to own, operate and license any hotel or other lodging facilities or engage in any other business activities, under any name, in any geographic area and at any location (other than the Location), including the ownership, operation and licensing of Chain Facilities and other lodging facilities at one or more locations which may be in direct competition with the Facility, all without regard to any adverse effects of such activities on your business and without any obligation or liability to you. You acknowledge and agree that, except as the parties may otherwise expressly provide in this Agreement, your rights hereunder shall be non-exclusive. You waive, to the fullest extent permitted under law, all claims, demands or causes of action arising from or related to any of the foregoing activities by us or our Affiliates, and further agree that such activities will not give rise to any liability or damages for us and our Affiliates, including liability or damages for claims for unfair competition, breach of contract or breach of the implied covenant of good faith and fair dealing.	За исключением условий, которые могут быть прямо оговорены сторонами в настоящем Соглашении, мы и наши Аффилированные Лица имеем абсолютное право владения, эксплуатации или лицензирования любой гостиницы или иных объектов временного проживания, осуществлять любую другую финансово-хозяйственную деятельность, под любым наименованием, в любом географическом регионе и месте (кроме Участка), включая владение, эксплуатацию и лицензирование Объектов Сети и любых других объектов временного проживания, включая вляющихся прямыми конкурентами Объекта, вне зависимости от того, оказывает или нет такая наша деятельность отрицательное влияние на ваш бизнес, и без каких-либо обязательств или финансовой ответственности перед вами. Вы подтверждаете свое понимание и согласие с тем, что за исключением случаев, которые могут быть прямо оговорены сторонами в настоящем Соглашении, ваши права по настоящему Соглашению являются неисключительными. Вы отказываетесь в максимально возможных по действующему законодательству пределах от любых претензий, требований или оснований для подачи исков в результате или в связи с любой перечисленной выше деятельностью нас или наших Аффилированных Лиц, включая финансовую ответственность или возмещение ущерба по искам в связи с недобросовестной конкуренцией, нарушением договорных обязательств или нарушением подразумеваемой договорной обязанности честности и добросовестности ведения сделок.

5.2 Protected Territory.	5.2 Защищенная Территория.
During the Term, neither we nor any of our Affiliates shall own, operate or license a Wyndham hotel, that is located within the	В течение всего Срока ни мы, ни кто-либо из наших Аффилированных Лиц не будем иметь в собственности, эксплуатировать или
Protected Territory (as defined below), provided this restriction shall not apply to owning, operating or licensing any (i) hotels located in the Protected Territory that are part of another chain, franchise system or portfolio of at least four (4) hotels acquired by us or any of our Affiliates (whether through purchase, sale, merger, consolidation or other transaction) and that are converted to a Chain Facility, or (ii) Chain Facilities located within the Protected Territory on the Effective Date, or any expansion or replacement of such existing hotel or facility, provided such expansion or replacement shall have not more than one hundred twenty percent (120%) of the Guest Rooms of such facility as of the Effective Date. You agree that any ownership, operation or licensing of other branded lodging facilities located inside or outside the Protected Territory is completely unrestricted. We may grant protected territories for other Chain Facilities that overlap your Protected Territory. There are no express or implied territorial rights or agreements between the parties except as stated in this Section 5. You understand and agree to irrevocably waive any right to seek or obtain the benefits of any policy we now follow or may in the future follow to notify you about proposed Chain Facilities in the general area of the Facility, solicit information about the effect of the proposed Chain Facility on the revenue or occupancy of the Facility or decide whether to add the proposed Chain Facility to the Chain based on the potential effect of the proposed Chain Facility on the Facility or its performance.	лицензировать отель под брендом Уиндэм, расположенный в пределах Защищенной Территории (как определено ниже), при условии, что данное ограничение не распространяется на владение, эксплуатацию или лицензирование любых (i) гостиниц, расположенных на Защищенной Территории, входящих в состав другой сети гостиниц, франчайзинговой системы или являющихся частью портфеля активов, состоящего как минимум из четырех (4) гостиниц, которые были приобретены нами или любым из наших Аффилированных Лиц (посредством покупки, продажи, слияния, консолидации или другой сделки) и которые были конвертированы в Объекты Сети, или (ii) Объектов Сети, расположенных на Защищенной Территории на Дату Вступления в Силу, или проектов по расширению или замене таких уже существующих гостиницы или объекта при условии, что количество Гостиничных Номеров такого расширенного или построенного взамен объекта не превысит 120 (ста двадцати) процентов от количества Гостиничный Номеров, существовавшего на Дату Вступления в Силу. Вы подтверждаете согласие с тем, что отсутствуют какие-либо ограничения на любое владение, эксплуатацию или лицензирование других объектов временного проживания, работающих под каким-либо брендом в пределах или за пределами Защищенной Территории. Мы вправе предоставить другим Объектам Сети защищенные территории, границы которых будут частично перекрывать границы вашей Защищенной Территории. Между сторонами отсутствуют установленные или подразумеваемые территориальные права или соглашения за исключением изложенных в настоящем Разделе 5. Вы подтверждаете безоговорочный отказ от права требования или получения выгод по какому-либо из положений политики, которой мы сейчас следуем или которую вправе принять в будущем касательно уведомления вас о предполагаемом добавлении Объектов Сети в пределах района расположения Объекта; добиваться получения информации о том, какое влияние на выручку или уровень заполнения номеров Объекта окажет добавление Объекта Сети; участвовать в принятии решения том, добавлять или нет Объект Сети к Сети, исходя из того, какое влияние это может оказать на Объект и на результаты его деятельности.

The Protected Territory is defined as follows:	Защищенная Территория определяется следующим образом:
For the entire Term of this Agreement, the Protected Territory means the area [***]	На протяжении всего Срока настоящего Соглашения, Защищенная Территория означает территорию [***]
The Protected Territory shall automatically be reduced to Location only if you default on any of the terms of this Agreement (including payment obligations).	Защищенная Территория будет автоматически уменьшена до Участка только в случае нарушения вами любго из положений настоящего Соглашения (включая обязательства по оплате).
6. Initial Fee.	6. Первоначальный Платеж
You will pay us an initial fee in the amount of [***], as the cost for our services to consider and approve your application and our forgoing alternative business offers (“Initial Fee”). The Initial Fee is non-refundable.	Вы должны заплатить нам первоначальный взнос в размере [***], в качестве стоимости за наши услуги по рассмотрению и утверждению нами вашей заявки и предпочтение вас другим коммерческим альтернативам («Первоначальный Платеж»). Первоначальный Платеж не подлежит возврату.
7. Fees and Other Payments.	7. Лицензионные Платежи и Другие Платежи.
7.1 Royalty Fees.	7.1 Лицензионные Платежи.
You will pay us “Royalty Fees” [***] in which they accrue, subject to our provision of an invoice and act of acceptance. We will work with you to develop an invoicing and act of acceptance format that confirms with Uzbekistan accounting and taxation requirements and which procedures facilitate our prompt payment by you. Royalty Fees are equal to [***] of the Facility accruing during each [***], starting at the earlier of the Opening Date or the date referred to in Section 3.3. Subject to modification by Section 18.1.	Вы должны будете перечислять нам Лицензионные Платежи [***], за который они причитаются, по получении от нас счета и акта приемки. Вместе с вами мы разработаем формы счета и акта приемки, соответствующие требованиям бухгалтерского и налогового учета Узбекистана и такие процедуры, которые позволят максимально облегчить вам осуществление платежей в наш адрес. Лицензионные Платежи начисляются по ставке [***] Объекта за каждый календарный месяц на протяжении всего Срока, начиная на более раннюю дату: Даты Открытия или датыуказанной в Разделе 3.3. Подлежит изменению положениями Раздела 18.1.

7.2 Interest.	7.2 Проценты.
Interest is payable on any past due amount payable to us or any of our Affiliates under this Agreement at the rate of [***] or the maximum rate (permitted by applicable law) whichever is less, accruing from the due date until the amount is paid. Notwithstanding the foregoing, your failure to pay all amounts when due constitutes grounds for termination of this Agreement, as provided in Section 11.	На любые просроченные суммы, подлежащие уплате нам или нашим Аффилированным Лицам, будут начисляться проценты по ставке [***] или по максимальной ставке (разрешённой применимым правом) в зависимости от того, что ниже, в период со дня, в который платеж должен был быть произведен, до даты фактической оплаты. Несмотря на указанное выше, неоплата вами всех сумм в надлежащие сроки является основанием для расторжения настоящего Соглашения в соответствии с положениями Раздела 11.
7.3 Transfer Fee.	7.3 Платеж за Передачу.
If a Transfer occurs, your transferee or you will pay us our then current Transfer Fee (for due diligence and required verification of the background of the proposed transferee, including reasonable legal costs for such exercise) equal to the then current Transfer Fee. However, no Transfer Fee shall be paid if the Agreement is transferred to an inter-group or Affiliate.	В случае Передачи, вы или ваш цессионарий должны будете выплатить нам по действующим ставкам Платеж за Передачу (за комплексное изучение и необходимую проверку основных сведений о предлагаемом правопреемнике, включая обоснованные расходы на юридическое обеспечение, связанным с проведением таких мероприятий) Однако, Плата за Передачу не взимается при условии перехода прав по Соглашению к внутригрупповой или Аффилированной Компании.

7.4 Application of Payments.	7.4 Использование платежей.
We may apply any payments by you to any of your past due indebtedness for the Initial Fee, Royalty Fees, Services Assessment Fees, or any other past due indebtedness to us or any of our Affiliates, notwithstanding any contrary designation by you. You agree that all such payments will be made as and when due without any set-off, deduction or prior demand therefor.	Мы имеем право использовать полученные от вас платежи для погашения любой вашей просроченной задолженности по Первоначальной Плате, Лицензионной Плате, Сбору за Услуги или любой другой просроченной задолженности в наш адрес или в адрес наших Аффилированных Лиц, вне зависимости от указанных вами целей платежа. Вы подтверждаете свое согласие с тем, что все платежи будут производиться по мере наступления сроков оплаты, в подлежащих уплате суммах, без зачета встречных требований, вычетов и удержаний или преимущественных прав требования.
7.5 Non-Resident Withholding Taxes and Value Added Tax.	7.5 Налоги, удерживаемые у источника получения прибыли и Налог на Добавленную Стоимость.
7.5.1 All payments due to us under this Agreement are exclusive of any value added tax which may be applicable. Any value added tax shall be in addition to the amount payable and shall be reflected as a separate line on any invoice.	7.5.1 Все платежи, подлежащие оплате нам по настоящему Соглашению, не включают суммы НДС, которые могут подлежать начислению. Суммы НДС оплачиваются в дополнение к суммам платежей и указываются отдельной строкой в соответствующем счете.
7.5.2 You acknowledge that this Agreement contemplates that (other than income taxes levied in the United Kingdom) with respect to any transactions or payments contemplated by or pursuant to this Agreement, payments required to be made by you to us or to any of our Affiliates pursuant to this Agreement (including payment of the Initial Fee, Royalty Fees and any Liquidated Damages and interest) shall be the gross amount determined according to the applicable paragraph of this Agreement without deduction for any taxes, including any non-resident withholding taxes which may be imposed on payments by you to us or any of our Affiliates.	7.5.2 Настоящим вы подтверждаете, что согласно настоящему Соглашению (за исключением начисления налога на прибыль в Великобритании) с сумм сделок или платежей, предусмотренных настоящим Соглашением или следующих из его условий, все платежи, которые вы должны перечислять нам или любым из наших Аффилированных Лиц согласно настоящему Соглашению (включая Первоначальную Плату, Лицензионные Платежи и Заранее Оцененные Убытки и пени), должны быть в сумме «брутто», рассчитанной согласно применимым положениям настоящего Соглашения без вычета каких-либо налогов, включая применимые к нерезидентам удержания налога у источника получения прибыли, которые могут подлежать начислению на суммы, подлежащие уплате вами нам или любым нашим Аффилированным Лицам.

7.5.3 If you are required to deduct any withholding tax or any value added tax or similar tax from any payment to us or any of our Affiliates, then the amount payable shall be unilaterally increased by us by such amount as is necessary to make the actual amount received (after such withholding tax and after any additional taxes on account of such additional payment) by us is equal to the amount that would have been received had no withholding been required. In that case, you shall pay the amount required to be withheld to the applicable taxing authority and shall promptly deliver to us receipts of applicable governmental authorities showing that all taxes were properly withheld in compliance with applicable law. Subject to modification by Section 18.2.	7.5.3 Если из сумм, подлежащих уплате нам или нашим Аффилированным Лицам, должен быть вычтен налог, удерживаемый у источника получения прибыли, налог на добавленную стоимость или аналогичный налог, то в этом случае подлежащая уплате сумма должна быть увеличена нами в одностороннем порядке настолько, чтобы фактически полученная нами сумма (после уплаты вами налога на прибыль, удерживаемого у источника, налога на добавленную стоимость или аналогичного налога, а также любых других налогов) была такой, какую мы получили бы в случае отсутствия требований удержаний. В этом случае вы выплачиваете соответствующим налоговым органам сумму, подлежащую удержанию, и незамедлительно предоставляете нам соответствующие квитанции об оплате в подтверждение того, что все налоги были надлежащим образом уплачены в соответствии с применимым законодательством. Подлежит изменению положениями Раздела 18.2.
7.5.4 In the event any jurisdiction imposes or seeks to impose any taxes on us or any of our Affiliates (other than income taxes levied in the United Kingdom) as a result of or in connection with the transactions contemplated by this Agreement or receipt of payment therefor, you agree to indemnify and hold us and our Affiliates harmless on an after-tax basis, for the full amount of (1) any such additional taxes, (2) any penalties, interest or additional taxes with respect thereto, (3) any expenses incurred in connection with contesting the imposition of such additional taxes, and (4) any other costs or expenses incurred in connection therewith.	7.5.4 В том случае, если уполиомоченные органы любой юрисдикции обяжут или попытаются обязать нас или любое из наших Аффилированных Лиц платить любые иные налоги (кроме налога на прибыль в Великобритании), в результате или в связи с коммерческими сделками, предусмотренными настоящим Соглашением или в связи с получением соответствующих платежей, вы обязуетесь освободить нас и наши Аффилированные Лица от ответственности за уплату любых сумм с посленалоговой суммы и возместить ущерб в полном размере (1) любых таких дополнительных налогов, (2) любых штрафов, пеней или налогов, начисленных дополнительно, (3) любых расходов, понесенных в связи с оспариванием начисления дополнительных налогов и (4) любых других расходов или затрат, понесенных в связи с этой ситуацией.

7.6 Payments in U.S. Dollars.	7.6 Оплата в Долларах США.
7.6.1 Unless we instruct you otherwise in writing, all payments shall be made in U.S. Dollars upon presentation to you of an invoice. You shall maintain a bank account with sufficient funds, on deposit, in U.S. Dollars to cover all required and permitted withdrawals. In addition, we reserve the right to require that all payments be made by wire transfer to the account that we indicate, in immediately available funds, and you shall promptly execute and cause to be executed all documents we request to authorize and facilitate the required wire transfers.	7.6.1 Если вы не получите от нас иных указаний в письменной форме, все платежи должны производиться в Долларах США по факту выставленного вам счета. Вы должны будете держать такое количество средств на депозитном банковском счете в Долларах США, которого будет достаточно для покрытия всех требуемых сумм, разрешенных к списанию со счета. Кроме того, мы оставляем за собой право требовать, чтобы все платежи производились посредством банковского перевода на указанный нами счет «день-в-день» с возможностью незамедлительного использования средств, и вы обязаны оперативно подписывать и обеспечивать подписание всех документов, о которых мы попросим, чтобы авторизовать и организовать осуществление необходимых банковских переводов.
7.6.2 To the extent any payments require conversion to U.S. Dollars, whether by electronic funds transfer, wire transfer, or otherwise, such amounts due to us shall be initially calculated in local currency, and then converted to U.S. Dollars as of the date upon which such payments are due hereunder (or if the authorized foreign exchange bank designated by us is not open on such date, then the immediately preceding day on which such authorized foreign exchange bank is open), as long as such payments are timely made. Conversion shall be based on the transfer rate at which local currency can be converted to Dollars for transfer to the U.S. as set out by the Central Bank of Uzbekistan on the date of payment. All fees assessed in connection with conversion of currencies or transmittal of payment shall be borne by you. If any payment is made after the due date and the applicable exchange rate in effect on the due date varies from the rate in effect on the date of actual payment, the exchange rate most favorable (of those on the due date and on the date of actual payment) to us shall be used in calculating the amount of the payment to be made by you.	7.6.2 В тех случаях, если условия платежа предполагают конвертацию валют в Доллары США, будь то платеж посредством электронного перевода средств, банковского перевода или иным образом, подлежащие оплате нам суммы первоначально следует рассчитывать в местной валюте, а затем конвертировать в Доллары США по курсу на дату, когда соответствующая сумма подлежит уплате по условиям этого Соглашения (либо, если указанный нами для обменной операции банк в этот день не работает, то по курсу на ближайший предшествовавший рабочий день этого банка), при условии, что платежи осуществляются своевременно. Пересчет должен производиться по курсу обмена, по которому местная валюта может быть конвертирована в Доллары США, установленному Центральным Банком Узбекистана на дату платежа. Все расходы по операциям обмена местной валюты или по перечислению средств подлежат оплате вами за свой счет. Если платеж производится с задержкой, и если курс обмена на эту дату платежа отличается от курса обмена на дату, когда платеж должен был быть произведен, для целей расчета суммы платежа необходимо использовать курс обмена, являющийся более выгодным для нас (при выборе между курсами обмена на эти две даты).

7.7 Payment Restrictions.	7.7 Ограничения на Осуществление Платежей.
You shall notify us immediately in writing if at any time legal restrictions shall be imposed on the purchase of U.S. Dollars or the transfer to or credit of a non-resident corporation with payments in U.S. Dollars. You shall use your best efforts to obtain any consents or authorizations which may be necessary in order to permit timely payments in U.S. Dollars of all amounts payable hereunder. Alternatively, you shall obtain any consents and authorizations which may be necessary in order to effect payment in another convertible currency (Euro, UK Sterling, etc.) chosen by us. If an alternative currency settlement is also not possible, while such restrictions are in effect, we may require you to deposit all amounts due but unpaid as a result of such a restriction in any type of account, in any bank or institution we designate and in any currency we designate that is available to you and you shall obtain any consents or authorizations which may be necessary for opening such bank account and depositing due amounts thereon. We shall be entitled to all interest earned on such deposits. We shall bear all risk of loss with respect to the deposited funds and interest payable thereon once you deposit such funds properly in the designated account. In the event such restrictions are in place for ninety (90) days or longer, we shall have the right, but not the obligation, to terminate this Agreement upon notice to you.	Вы должны будете незамедлительно уведомить нас в письменном виде, если в какой-либо момент будут введены законодательные ограничения на покупку Долларов США или на переводы и зачисление средств в Долларах США на счета компаний, не являющихся резидентами Узбекистана. Вы должны будете приложить все возможные усилия для того, чтобы получить разрешения и согласования уполномоченных органов, которые могут оказаться необходимыми для своевременного осуществления всех платежей, предусмотренных настоящим Соглашением, в Долларах США. В качестве альтернативы вы должны получить разрешения и согласования уполномоченных органов, которые могут оказаться необходимыми для осуществления оплаты в другой свободно конвертируемой валюте (евро, фунтах стерлингов, и т.д.) по нашему выбору. Если оплата в другой свободно конвертируемой валюте также невозможна, в течение периода действия таких ограничений мы вправе потребовать, чтобы вы помещали все подлежащие оплате, но не выплаченные суммы на депозитный счет любого типа и в любом банке или финансовом учреждении, которые мы укажем, в любой из указанных нами и доступных для вас валют, а вы получите разрешения и согласования уполномоченных органов, которые могут оказаться необходимыми для открытия такого счета или размещения на нем причитающихся нам средств. Мы имеем право на все банковские проценты, начисленные на суммы на таких депозитных счетах. После надлежащего перечисления вами подлежащих уплате сумм на указанный нами депозитный счет все риски потерь по данным депонированным средствам и начисленным на них банковским процентам переходят к нам. В том случае, если указанные ограничения остаются в силе в течение 90 (девяноста) дней или дольше, мы будем иметь право, но не обязательство, расторгнуть настоящее Соглашение, направив вам соответствующее уведомление.

7.8 Government Fees/Taxes.	7.8 Государственные пошлины/Налоги
You shall reimburse us for any and all fees, taxes or charges we incur on your behalf in connection with this Agreement.	Вы обязуетесь возмещать нам суммы всех платежей, налогов или сборов, которые мы уплатили в ваших интересах в связи с настоящим Соглашением
8. Indemnifications.	8. Возмещение убытков.
8.1 Indemnity.	8.1 Возмещение убытков.
Independent of your obligation to procure and maintain insurance, you will indemnify, defend and hold the Indemnitees harmless, to the fullest extent permitted by law, from and against all Losses and Expenses, incurred by any Indemnitee for any investigation, claim, action, suit, demand, administrative or alternative dispute resolution proceeding, relating to or arising out of any transaction, occurrence or service at, or involving the operation of, the Facility, any payment you make or fail to make to us, any breach or violation of any contract or any Legal Requirements or ruling by, or any act, error or omission (active or passive) of, you, any party associated or affiliated with you or any of the owners, officers, directors, employees, agents or contractors of you or your Affiliates, including when you are alleged or held to be the actual, apparent or ostensible agent of the Indemnitee, or the active or passive negligence of any Indemnitee is alleged or proven. You have no obligation to indemnify an Indemnitee for damages to compensate for property damage or personal injury if a court of competent jurisdiction makes a final decision not subject to further appeal that the Indemnitee engaged in willful misconduct or intentionally caused such property damage or bodily injury. This exclusion from the obligation to indemnify shall not, however, apply if the property damage or bodily injury resulted from the use of reasonable force by the Indemnitee to protect persons or property.	Независимо от вашей обязанности приобрести и поддерживать в силе страховку, вы гарантируете Получателям Возмещения возмещение и освобождаете их, в максимально возможной степени, разрешенной законом, от всех Убытков или Расходов, возникших у любого Получателя Возмещения вследствие любого расследования, претензии, иска, требования, административного производства или альтернативных мер по разрешению споров, возникших в результате любой сделки, случая или предоставления услуги, либо в связи с эксплуатацией Объекта, любым платежом, который вы совершили или не совершили в наш адрес, любого нарушения или невыполнения любого договора или любых Требований Законодательства или постановлений, или любого действия, ошибки или бездействия (как активного, так и пассивного) с вашей стороны, со стороны любого лица, ассоциированного или аффилированного с вами, или любых ваших владельцев, должностных лиц, директоров, работников, агентов или подрядчиков, владельцев, должностных лиц, директоров, работников, агентов или подрядчиков ваших Аффилированных Лица, в том числе в случаях, когда вас считают или признают фактическим, предполагаемым или формальным агентом Получателя Возмещения, или в случае, если будет предполагаться или будет доказана небрежность любого Получателя Возмещения, заключающаяся в действии или бездействии. Вы не обязаны предоставлять Получателю Возмещения гарантию возмещения ущерба с целью компенсации вреда, причиненного имуществу или здоровью людей в случае, если компетентный суд вынесет окончательное и не подлежащее обжалованию решение о том, что Получатель Возмещения умышленно совершил виновные действия или намеренно причинил вред имуществу или нанес телесное повреждение. Вместе с тем, данное освобождение от обязанности возмещения не применяется в случае, если вред имуществу или телесное повреждение произошли вследствие применения Возмещаемым Лицом разумных усилий, направленных на защиту лиц или имущества.

8.2 Indemnity Procedures.	8.2 Порядок возмещения убытков.
You will respond promptly to any matter described in the preceding paragraph, and defend the Indemnitee. You will reimburse the Indemnitee for all costs of defending the matter, including reasonable attorneys’ fees, incurred by the Indemnitee if your insurer or you do not assume defence of the Indemnitee promptly when requested, or separate counsel is appropriate, in our discretion, because of actual or potential conflicts of interest. We must approve any resolution or course of action in a matter that could directly or indirectly have any adverse effect on us or the Chain, or could serve as a precedent for other matters.	Вы должны своевременно реагировать на любую ситуацию, описанную в предыдущем пункте, и принимать меры по ограждению Получателя Возмещения от ответственности. Вы будете обязаны возместить Получателю Возмещения все затраты на защиту, в том числе разумные гонорары адвокатов, произведенные Получателем Возмещения в случае, если ваш страховщик или вы не примете своевременные меры по обеспечению защиты Получателя Возмещения по требованию, или в случае, если, по нашему усмотрению, будет целесообразно привлечение независимого консультанта ввиду возникшего или потенциального конфликта интересов. Мы должны утверждать любое решение или план действий в вопросе, который может прямо или косвенно оказать негативное влияние на нас или на Сеть, либо может стать прецедентом для других дел.
8.3 Intellectual Property Indemnity.	8.3 Возмещение убытков, связанных с интеллектуальной собственностью.
We will indemnify, defend and hold you harmless, to the fullest extent permitted by law, from and against all Losses and Expenses incurred by you in any action or claim arising from your proper use of the System alleging that your use of the System and any property we license to you is an infringement of a third party’s rights to any trade secret, patent, copyright, trademark, service mark or trade name. You will promptly notify us in writing when you become aware of any alleged infringement or an action is filed against you. You will cooperate with our defence and resolution of the claim. We may resolve the matter by obtaining a license of the intellectual property for you at our expense, or by requiring that you discontinue using the infringing property or modify your use to avoid infringing the rights of others.	Мы гарантируем вам возмещение и освобождаем вас, в максимально возможной степени, разрешенной законом, от всех Убытков и Расходов, понесенных вами вследствие любого иска или претензии, возникших в результате надлежащего использования Системы с вашей стороны, в которых утверждается, что использование вами Системы и любого имущества, на которое мы предоставляем вам лицензию, представляет собой нарушение прав третьего лица на какой-либо секрет производства, патент, объект авторского права, товарный знак, знак обслуживания или коммерческое обозначение. Вы должны незамедлительно направить нам письменное уведомление в случае, если вам станет известно о предполагаемом нарушении, или в случае подачи иска против вас. Вы обязаны сотрудничать с нашей защитой в вопросе урегулирования иска. Мы вправе решить вопрос путем получения лицензии на интеллектуальную собственность для вас за ваш счет, или потребовать, чтобы вы прекратили неправомерное использование указанной собственности или изменить характер ее использования с тем, чтобы не нарушать прав других лиц.

9. Your Assignments, Transfers and Conveyances.	9. Ваша уступка и передача.
9.1 Transfer of the Facility.	9.1 Передача Объекта.
This Agreement is personal to you. We are relying on your experience, skill and financial resources (and that of your owners and the guarantors, if any) to sign this Agreement with you. You may finance the Facility and grant a lien, security interest or encumbrance on it without notice to us or our consent. If a Transfer is to occur, the transferee and you must comply with Section 9.3. The Sublicense is subject to termination when the Transfer occurs. The Sublicense is not transferable to your transferee, who has no right or authorisation to use the System and the Marks when you transfer ownership or possession of the Facility. The transferee may not operate the Facility under the System, and you are responsible for performing the post-termination obligations in Section 13. You and your owners may, only with our prior written consent and after you comply with Sections 9.3 and 9.6, assign, pledge, transfer, delegate or grant a security interest in all or any of your rights, benefits and obligations under this Agreement, as security or otherwise. Transactions involving Equity Interests that are not Equity Transfers do not require our consent and are not Transfers.	Настоящее Соглашение заключено лично с вами. Подписывая настоящее Соглашение с вами, мы полагаемся на ваш опыт, знания и финансовые ресурсы (а также на опыт, знания и финансовые ресурсы ваших владельцев и поручителей, если таковые имеются). Вы вправе осуществлять финансирование деятельности Объекта, создавая в отношении Объекта право удержания, обеспечительное право или обременение без направления нам уведомления или получения нашего согласия. В случае, если ожидается осуществление Передачи, вы должны обеспечить соблюдение требований Раздела 9.3. Действие Сублицензии подлежит прекращено в момент Передачи. Не допускается передача Сублицензии вашему цессионарию, не имеющему права или полномочий на использование Системы и Знаков на момент передачи права собственности или владения Объектом. Такой цессионарий не может осуществлять эксплуатацию Объекта в рамках Системы; и вы отвечаете за выполнение обязанностей, возникающих после прекращения, предусмотренных Разделом 13. Вы и ваши владельцы вправе, но только при условии предварительного получения нашего письменного согласия и выполнения наших требований, установленных Разделами 9.3 и 9.6, осуществлять уступку, передачу, делегирование или предоставление обеспечительного права в отношении всех или части ваших прав, выгод и обязанностей по настоящему Соглашению, в качестве обеспечения или с иной целью. Сделки с Долями Участия, не являющиеся сделками по Передаче Долей Участия, не требуют нашего согласия и не считаются Передачами.

9.2 Public Offerings and Registered Securities.	9.2 Публичное размещение ценных бумаг. Именные ценные бумаги.
You may engage in the first registered public offering, or listing on a stock exchange or market of your Equity Interests provided that you pay all reasonable attorney’s fees and costs. Your Equity Interests (or those of a person, parent, subsidiary, sibling or Affiliate, directly or indirectly effectively controlling you), are freely transferable without the application of this Section if they are, on the Effective Date, or after the public offering fee is paid, they become, registered under applicable securities laws and listed on an internationally recognized stock exchange or market, provided that any tender offer for at least a majority of your Equity Interests will be an Equity Transfer subject to Section 9.1.	Вы вправе осуществлять первое публичное размещение ваших Долей Участия или получить листинг на фондовой бирже или рынке при условии оплаты вами всех разумных юридических расходов и издержек. Ваши Доли Участия (или Доли Участия лица либо головной, дочерней, «сестринской» или аффилированной организации, прямо или косвенно осуществляющей фактический контроль над вами) могут быть беспрепятственно переданы без применения положений настоящего Раздела в случае, если на Дату Вступления в Силу или после внесения платы за публичное предложение они будут зарегистрированы в соответствии с применимым законодательством по ценным бумагам и получат листинг на фондовой бирже или рынке, имеющих международное признание, при условии, что любое предложение о приобретении, по меньшей мере, большей части ваших Долей Участия будет считаться Передачей Долей Участия, в отношении которой будут применяться положения Раздела 9.1.

9.3 Conditions.	9.3 Условия.
We will not agree or provide consent to a Transfer if the proposed transferee is a Prohibited Transferee. Also we may, to the extent permitted by applicable law, condition and withhold our consent to a Transfer until the transferee and you meet certain conditions. If a Transfer is to occur, the transferee (or you, if an Equity Transfer is involved) must first complete and submit our Application, qualify to be a licensee in our sole discretion, given the circumstances of the proposed Transfer, provide the same supporting documents as a new license applicant, pay the Transfer Fee then in effect, sign the form of a sublicense agreement we then offer in conversion transactions and agree to renovate the Facility as if it were an existing facility converting to the System in accordance with the System Standards. We will provide a Property Report of improvements we will require after the transferee’s Application is submitted to us. We may require structural changes to the Facility if it no longer meets System Standards for entering conversion facilities or, in the alternative, condition our approval of the Transfer on one or more of the following: limit the transferee’s term to the balance of your Term, add a right to terminate without cause exercisable by either party after a period of time has elapsed, or allow you to terminate the Sublicense when you sell the Facility and pay us Liquidated Damages under Section 12.1. Such payment would be due and payable when you transfer possession of the Facility. We must also receive general releases from you and each of your owners, and payment of all amounts then owed to us and our Affiliates by you, your owners, your Affiliates, the transferee, its owners and Affiliates, under this Agreement or otherwise. Our consent to the transaction will not be effective until these conditions are satisfied.	Мы не соглашаемся и не даем согласия на Передачу, если предложенный правоприемник является Запрещенным Правоприемником. Также мы вправе, в пределах, разрешенных действующим законодательством, выдвинуть условие для Передачи или отказать в согласии на Передачу до тех пор, пока вы и правоприемник, не выполнят определенных требований. В случае если необходимо осуществить Передачу, правоприемник (или вы, в случае, если речь идет о Передаче Долей Участия) должны, прежде всего, заполнить и подать нашу Заявку, выполнить требования, предъявляемые нами к лицензиату, с учетом обстоятельств предполагаемой Передачи, предоставить такие же подтверждающие документы, какие предоставляются новым соискателем лицензии, уплатить Плату за Передачу по действующей на тот момент ставке, подписать сублицензионное соглашение о предоставлении права на использование товарного знака, которое мы предлагаем подписать в случае сделок по перепрофилированию, и дать согласие на проведение реконструкции Объекта, как если бы имел место переход существующего объекта в Систему, согласно требованиям Стандартов Системы. После того, как мы получим Заявление получателя, мы предоставим Отчет об Объекте в отношении тех мер по улучшению, осуществления которых мы требуем. Мы вправе потребовать внесения конструктивных изменений в Объект в случае, если он более не соответствует Стандартам Системы для включения преобразуемых объектов или, в качестве альтернативы, поставить условием нашего разрешения на Передачу выполнение одного или нескольких из перечисленных ниже условий: ограничение срока, устанавливаемого для получателя, периодом, оставшимся до истечения вашего Срока; включение в Соглашение права прекратить его действие без указания причин, которое может быть использовано любой из сторон по истечении некоторого периода времени; или предоставление вам разрешения прекратить действие Сублицензии, когда вы продадите Объект и выплатите нам Заранее Оцененные Убытки в соответствии с Разделом 12.1. Такая сумма подлежит уплате после того, как вы передадите право владения Объектом. Мы также должны получить отказ от всех притязаний от вас и от каждого из ваших владельцев, а также все суммы, которые должны быть уплачены нам или нашим Аффилированным Лицам вами, вашими владельцами, вашими Аффилированными Лицами, получателем, его владельцами и Аффилированными Лицами, как по настоящему Соглашению, так и на иных основаниях. Наше согласие на совершение сделки вступит в силу только после того, как будут выполнены указанные требования.

In addition, you acknowledge and agree that this Agreement and the Services Agreement and all other agreements entered into with respect to the Facility are integrally related, and that you and the recipient of the services under the Services Agreement at all times during the Term shall be the same person. Accordingly, you may not cause or allow a Transfer to occur unless such Transfer with respect to this Agreement and the Services Agreement is effected simultaneously to the same person, on the same terms and at the same time. For the avoidance of doubt, if the Transfer is approved by us and is properly completed, you will not be responsible for Liquidated Damages upon the execution of a mutual release.	Дополнительно вы признаете и соглашаетесь, что настоящее Соглашение и Договор Оказания Услуг, а также все иные соглашения, заключенные в отношении Объекта, являются полностью взаимосвязанными, и что вы и получатель услуг по Договору Оказания Услуг в любой момент времени в течение Срока должны являться одним и тем же лицом. Соответственно, вы не вправе осуществлять или допускать Передачу, за исключением случаев, когда такая Передача в отношении настоящего Соглашения и Договора Оказания Услуг будет осуществляться одновременно в пользу одного и того же лица, на одинаковых условиях и в одно и то же время. Во избежание недоразумений, если Передача одобрена нами и успешно завершена, вы не будете нести ответственность за выплату Заранее Оцененных Убытков по факту письменного утверждения об отсутствии взаимных обязательств.
9.4 Permitted Transferee Transactions.	9.4 Сделки с Разрешенным Получателем.
You may transfer an Equity Interest or effect an Equity Transfer to a Permitted Transferee without obtaining our consent, renovating the Facility or paying a Transfer Fee. No Transfer will be deemed to occur. You also must not be in default under this Agreement and you must comply with the application and notice procedures specified in Sections 9.3 and 9.6. Each Permitted Transferee must first agree in writing to be bound by this Agreement, or at our option, execute the trademark sublicense agreement form then offered prospective sublicensees. No transfer to a Permitted Transferee shall release a living transferor from liability under this Agreement or any guarantor under any Guaranty of this Agreement. You must comply with this Section if you transfer the Facility to a Permitted Transferee. A transfer resulting from a death may occur even if you are in default under this Agreement.	Вы вправе передать Долю Участия или осуществить Передачу Доли Участия Разрешенному Получателю без нашего разрешения, а также без необходимости реконструкции Объекта и внесения Платы за Передачу. В данном случае будет считаться, что Передача не имела место. Вы также не должны иметь задолженности по настоящему Соглашению; вы также должны обеспечить соблюдение порядка подачи заявлений и уведомлений, установленного Разделами 9.3 и 9.6. Каждый Разрешенный Правоприемник должен, прежде всего, дать письменное согласие с тем, что настоящее Соглашение будет иметь в его отношении обязательную силу, или, по нашему усмотрению, подписать сублицензионное соглашение на использование товарного знака по форме, которая используется на тот момент для оформления отношений с предполагаемыми сублицензиатами. Никакая передача Разрешенному Получателю не освобождает от ответственности существующего цедента по настоящему Соглашению или любого поручителя по любому Поручительству, предоставленному по настоящему Соглашению. Вы должны обеспечить соблюдение требований настоящего Раздела в случае вашей передачи Объекта Разрешенному Получателю. Передача в результате смерти может произойти даже в случае, если у вас имеется задолженность по настоящему Соглашению.

9.5 Attempted Transfers.	9.5 Попытки Передачи.
Any transaction requiring our consent under this Section 9 in which our consent is not first obtained shall be void, as between you and us. You will continue to be liable for payment and performance of your obligations under this Agreement until we terminate this Agreement, all your financial obligations to us are paid and all System identification is removed from the Facility.	Любая сделка, для совершения которой требуется наше согласие в соответствии с настоящим Разделом 9, в случае, если такое согласие не было предварительно получено, будет считаться недействительной в отношениях между вами и нами. Вы будете по-прежнему отвечать за погашение и выполнение своих обязательств по настоящему Соглашению до того момента, когда мы прекратим действие настоящего Соглашения, все ваши финансовые обязательства перед нами будут выполнены, и все средства индивидуализации Системы будут сняты с Объекта.
9.6 Notice of Transfers.	9.6 Уведомления о Передаче.
You will give us at least thirty (30) days prior written notice of any proposed Transfer or Permitted Transferee transaction. You will notify us when you sign a contract to Transfer the Facility and ten (10) days before you intend to close on the transfer of the Facility. We will respond to all your requests for our consent and notices of Permitted Transferee transactions within a reasonable time not to exceed thirty (30) days, from the date of our confirmation that you have provided us with a complete set of the documents and information required for us to approve the Transfer. You will notify us in writing within thirty (30) days after a change in ownership of twenty-five percent (25%) or more of your Equity Interests that are not publicly held or that is not an Equity Transfer, or a change in the ownership of the Facility if you are not its owner. You will provide us with lists of the names, addresses, and ownership percentages of your owner(s) at our request.	Вы обязаны уведомить нас в письменной форме не менее, чем за 30 (тридцать) дней до любой предполагаемой Передачи или сделки с Разрешенным Получателем. Вы обязаны уведомить нас по подписании договора о Передаче Объекта и за 10 (десять) дней до предполагаемой даты закрытия сделки по передаче Объекта. Мы дадим ответ на все требования о предоставлении согласия и уведомления о сделках с Разрешенными Получателями в разумные сроки (но не более 30 (тридцати) дней) с даты нашего подтверждения того, что вы предоставили нам полный комплект документов и информацию, необходимую для подтверждения Передачи. Вы обязаны уведомить нас в письменной форме в течение 30 (тридцати) дней после передачи прав собственности на 25% (двадцать пять) или более процентов Долей Участия, которые не находятся публичном размещении, или Передачи, которая не является Передачей Доли Участия, либо изменения в составе собственников Объекта в случае, если вы не являетесь его собственником. По нашей просьбе вы предоставите нам списки с именами, адресами и долями, принадлежащими собственникам (собственнику).

10. Our Assignments.	10. Уступка прав нами.
We may assign, delegate or subcontract all or any part of our rights and duties under this Agreement, including by operation of law, without your consent, providing you with a notification or assignment not later the thirty (30) days of such event. We will have no obligations to you after you are notified that our transferee has assumed our obligations under this Agreement except those that arose before we assign this Agreement.	Мы вправе уступать, делегировать или отдавать на субподряд все или любую часть наших прав и обязанностей по настоящему Соглашению, в том числе, в силу действия закона, без вашего согласия, предоставив вам уведомление не позднее 30 (тридцати) дней после такого события. У нас не будет обязанностей перед вами после того, как вы будете уведомлены о том, что наш цессионарий принял на себя наши обязанности по настоящему Соглашению, за исключением тех, которые возникли до уступки наших прав и обязанностей по настоящему Соглашению.
11. Default and Termination.	11. Неисполнение обязательств и Расторжение.
11.1 Default.	11.1 Неисполнение.
In addition to the matters identified in Sections 3.1 and 3.8, you will be in default under this Agreement if (a) you do not pay us or any of our Affiliates when a payment is due under this Agreement or under any other instrument, debt, agreement or account with us related to the Facility, (b) you do not perform any of your other obligations when this Agreement and the System Standards Manual require, or (c) if you otherwise breach this Agreement or the Services Agreement.	Дополнительно к положениям, описанным в Разделах 3.1 и 3.8, неисполнение ваших обязательств по настоящему Соглашению наступит в случае, если (а) вы не произведете платеж нам или любому из наших Аффилированных Лиц по наступлении срока платежа по настоящему Соглашению или по любому иному финансовому инструменту, долгу, соглашению или счету у нас, в связи с Объектом, (b) вы не выполните какое-либо из ваших иных обязательств в сроки, установленные настоящим Соглашением или Инструкцией по Применению Стандартов Системы, или (c) если вы иным образом нарушите настоящее Соглашение или Договор Оказания Услуг.

We may terminate this Agreement by written notice to you under Section 11.2, if your default is not cured within: (i) ten (10) days after the receipt of our written notice that you have not filed your monthly report, paid us any amount that is due or breached your obligations regarding Confidential Information, or (ii) thirty (30) days after the receipt of our written notice of any other default (except as noted below). We will not exercise our right to terminate if you have completely cured your default, or until any waiting period required by law has elapsed. In the case of quality assurance default, if you have acted diligently to cure the default but cannot do so and have entered into a written improvement agreement with us within thirty (30) days after the failing inspection, you may cure the default within ninety (90) days after the failing inspection. We may unilaterally terminate this Agreement without recourse to court if you do not perform that improvement agreement. We may condition cure of a quality assurance default on improving the Facility to meet our then current entry standards for conversion facilities, in which case we will grant you a reasonable time to cure consistent with the time we would grant in a Property Report.	Мы вправе прекратить действие настоящего Соглашения, направив вам письменное уведомление в соответствии с Разделом 11.2, если вы не устраните нарушения в течение (i) 10 (десяти) дней с момента получения от нас письменного уведомления о том, что вы не представили нам свой ежемесячный отчет, не уплатили нам какую-либо причитающуюся сумму или нарушили ваши обязательства по сохранению Конфиденциальной Информации, либо (ii) 30 (тридцати) дней после того, как вы получили от нас письменное уведомление о каком-либо ином неисполнении обязательств (за исключением указанных ниже). Мы не будем использовать наше право прекращения Соглашения в случае, если вы полностью устранили ваше нарушение, или до тех пор, пока не истечет срок ожидания, установленный законом. В случае нарушения условий по обеспечению качества, если вы должным образом действовали для устранения нарушения, но не смогли его устранить и заключили с нами письменное соглашение об улучшении в течение 30 (тридцати) дней после проверки, выявившей нарушение, вы вправе устранить нарушение в течение 90 (девяноста) дней после такой проверки. Мы вправе в одностороннем внесудебном порядке расторгнуть настоящее Соглашение, если вы не исполните такое соглашение об улучшении. Мы можем обусловить устранение нарушения условий по обеспечению качества внедрением улучшений Объекта для соответствия нашим текущим «входным» стандартам для реконструируемых объектов. В этом случае для устранения нарушения мы предоставим вам разумный срок, соответствующий сроку, который мы бы предоставили согласно Отчету об Объекте.

11.2 Termination.	11.2 Расторжение.
We may immediately terminate this Agreement, without an opportunity to cure, if the Opening Date has not occurred by the Opening Date Deadline, effective when we send written notice to you or such later date as required by law or as stated in the notice, when (1) you do not cure a default as provided in Section 11.1 or we are authorized to terminate under Section 3.1, (2) you discontinue operating the Facility as a “Ramada by Wyndham”, (3) you do or perform, directly or indirectly, any act or failure to act that in our reasonable judgment is or could be injurious or prejudicial to the goodwill associated with the Marks or the System, (4) you lose possession or the right to possession of the Facility (except for the Transfer approved by us under Section 9), (5) you (your Affiliate or any guarantor) suffer the termination of a trademark sublicense agreement with us or one of our Affiliates for another Facility, based on your (your Affiliate or any guarantor’s) default, (6) you intentionally maintain false books and records for the Facility or submit a materially false report to us, in breach of Section 3.8, (7) you (or any guarantor) generally fail to pay debts as they come due in the ordinary course of business, (8) you, any guarantor or any of your owners or agents misstated to us or omitted to tell us a material fact to obtain or maintain this Agreement with us, (9) you receive two (2) or more notices of default from us in any one year period (unless you cured the defaults within the time permitted in accordance with our notices of default), (10) a violation of Section 9 occurs, or a Transfer occurs before the conditions specified in Section 9 are satisfied, (11) you or any of your Equity Interest owners contest in court the ownership or right to franchise or license all or any part of the System or the validity of any of the Marks, (12) you, any guarantor or the Facility is subject to any voluntary or involuntary bankruptcy, liquidation, dissolution, receivership, assignment, reorganization, moratorium, composition or a similar action or proceeding that is not dismissed within sixty (60) days after its filing, (13) you maintain or operate the Facility in a manner that endangers the health or safety of the Facility’s guests, or (14) the Services Agreement is terminated for any reason.	Мы вправе немедленно расторгнуть настоящее Соглашение без предоставления возможности устранения нарушения в случае, если Дата Открытия не произойдет до наступления Крайнего Срока Открытия, с момента направления вам письменного уведомления или более поздней даты, установленной законом или указанной в уведомлении, (1) если вы не устраните нарушения в порядке, предусмотренном Разделом 11.1, или мы получим право прекратить действие соглашение в соответствии с Разделом 3.1, (2) если вы прекратите эксплуатацию Объекта под брендом «Рамада от Уиндэм», (3) в случае вашего прямого или косвенного действия или бездействия, которое по нашему обоснованному мнению наносит или может нанести вред или ущерб репутации Знаков или Системы, (4) если вы утратите владение или право на владение Объектом (за исключением Передачи, утвержденной нами согласно Разделу 9), (5) если будет прекращено действие соглашения о предоставлении прав на использование торговых знаков между вами (вашим Аффилированным лицом или каким-либо поручителем) и нами или одним из наших Аффилированных лиц в отношении другого объекта по причине вашего нарушения (вашим Аффилированным Лицом или поручителем), (6) если вы будете умышленно вести неправильные учетные записи Объекта или представлять нам отчеты, содержащие существенно недостоверные сведения, в нарушение положений Раздела 3.8 (7) если вы (или любой поручитель) не обеспечите в целом своевременное погашение задолженности в ходе обычной деятельности, (8) если вы, любой поручитель или любой из ваших владельцев или агентов сообщили нам недостоверные сведения или не сообщили нам о существенном факте с целью заключения или продления настоящего Соглашения с нами, (9) если вы получите от нас 2 (два) или более уведомления о нарушении обязательств в течение периода 1 (одного) года (в том случае если вы не устранили подобные нарушения в течение времени предоставленного вам в наших уведомлениях о нарушении Соглашения), (10) если будет иметь место нарушение Раздела 9, или если произойдет Передача Долей Участия до того, как будут удовлетворены условия, предусмотренные Разделом 9, (11) если вы или любой из ваших владельцев Долей Участия будет оспаривать в суде право собственности или право лицензировать всю или часть Системы или действительность любого из Знаков, (12) если в отношении вас, любого поручителя или Объекта будут введены или осуществляться добровольное или вынужденное банкротство, ликвидация, роспуск, внешнее управление, уступка, реорганизация, мораторий, урегулирование или аналогичное действие или процесс, которые не будут прекращены в течение 60 (шестидесяти) дней после даты начала такого действия или процесса, (13) если вы будете содержать или эксплуатировать Объект таким образом, что это создаст угрозу здоровью или безопасности постояльцев Объекта, или (14) если по любой причине будет прекращено действие Договора Оказания Услуг.

11.3 Casualty, Condemnation and Political Events.	11.3 Происшествия, Принудительное Отчуждение и Политические События.
11.3.1 You will notify us promptly after the Facility suffers a Casualty that prevents you from operating in the normal course of business, with less than seventy-five percent (75%) of Guest Rooms available. You will give us information on the availability of Guest Rooms and the Facility’s ability to honour advance reservations. You will tell us in writing within sixty (60) days after the Casualty whether or not you will restore, rebuild and refurbish the Facility to conform to System Standards and its condition prior to the Casualty. This restoration will be completed within [***] after the Casualty. You may decide within the [***] after the Casualty, and if we do not hear from you, we will assume that you have decided, to terminate this Agreement, effective as of [***], whichever comes first. If this Agreement so terminates, you will pay all amounts accrued prior to termination and follow the post-termination requirements in Section 13. You will not be obligated to pay Liquidated Damages if the Facility will no longer be used as an extended stay or transient lodging facility after the Casualty.	11.3.1 Вы обязаны незамедлительно уведомить нас в случае, если на Объекте случится Происшествие, которое будет препятствовать вам в осуществлении эксплуатации Объекта в нормальном режиме, при котором будет доступны для использования менее 75% (семидесяти пяти процентов) Гостиничных Номеров. Вы предоставите нам информацию о наличии номеров и возможности предварительного бронирования Гостиничный Номеров в Объекте. Вы сообщите нам в письменной форме в течение 60 (шестидесяти) дней после Происшествия, будете ли вы реконструировать, реставрировать или производить капитальный ремонт Объекта с целью приведения его в соответствие со Стандартами Системы и состоянием Объекта до Происшествия. Реконструкция должна быть завершена в течение [***] после Происшествия. Вы вправе принять соответствующее решение не позднее, чем через [***]после Происшествия, и если мы не получим от вас уведомления, мы будем считать, что вами принято решение расторгнуть настоящее Соглашение с [***]после Происшествия, в зависимости от того, что наступит раньше. Если настоящее Соглашение будет расторгнуто указанным образом, вы обязаны уплатить все суммы, начисленные до даты расторжения и обеспечить исполнение обязанностей, возникающих после расторжения, установленных Разделом 13. Вы не будете обязаны выплачивать Заранее Оцененные Убытки в случае, если после Происшествия Объект больше не будет использоваться в качестве объекта для длительного проживания или краткосрочного размещения.
11.3.2 You will notify us in writing within one (1) day after you receive notice of any proposed Condemnation of the Facility (“Notice of Condemnation”) and within ten (10) days after receiving Notice of Condemnation with the Condemnation date. This Agreement will terminate on the date the Facility or a substantial portion is conveyed to or taken over by the condemning authority.	11.3.2 Вы обязаны уведомить нас в письменной форме не позднее 1 (одного) дня после получения вами уведомления о планируемом Принудительном Отчуждении Объекта («Уведомление о Принудительном Отчуждении») и не позднее 10 (десяти) дней после получения Уведомления о Принудительном Отчуждении с указанием даты Принудительного Отчуждения. Действие настоящего Соглашения будет прекращено с даты, в которую Объект или его значительная часть будет передана отчуждающему органу или принята им во владение.

11.3.3 We may terminate this Agreement without penalty or payment of compensation or Liquidated Damages by or to either party if we determine that a Political Event has occurred. We will notify you at least thirty (30) days in advance of the effective date of termination unless emergent circumstances make a shorter notice period necessary in our sole discretion.	11.3.3 Мы вправе расторгнуть настоящее Соглашение без уплаты штрафа или компенсации или Заранее Оцененных Убытков любой стороной или любой стороне в случае, если мы придем к заключениию, что имело место Политическое Событие. Мы сообщим вам, как минимум, за 30 (тридцать) дней до даты расторжения, если только возникшие обстоятельства, по нашему усмотрению, не потребуют сокращения периода подачи уведомления.
11.4 Your Remedies.	11.4 Ваши средства правовой защиты.
If we fail to issue our approval or consent as and when required under this Agreement within a reasonable time of not less than thirty (30) days after we receive all of the information we request, and you believe our refusal to approve or consent is wrongful, you may file an arbitration demand against us to compel us to issue our approval or consent to the obligation. To the extent permitted by applicable law, this action shall be your exclusive remedy. We shall not be responsible for direct, indirect, special, consequential or exemplary damages, including, but not limited to, lost profits or revenues.	Если мы не предоставим свое утверждение или согласие в момент, когда это требуется в соответствии с настоящим Соглашением, в разумный срок, но не менее тридцати (30) дней после получения нами всей затребованной нами информации, и если вы сочтете, что наш отказ утвердить или дать согласие является неправомерным, вы вправе подать против нас иск в арбитражный суд с тем, чтобы обязать нас дать утверждение или согласие. В пределах, разрешенных применимым законодательством, подобный иск будет являться вашим исключительным средством правовой защиты. Мы не несем ответственности за прямые, косвенные, особые, побочные или штрафные убытки, в том числе, без ограничения, упущенную прибыль или выручку.

12. Liquidated Damages.	12. Заранее Оцененные Убытки.
12.1 Generally.	12.1 Общие положения.
If we terminate this Agreement under Section 11.2, or you terminate this Agreement (except under Section 11.3), you will pay us within [***], as Liquidated Damages, an amount equal to the sum of [***]. If the Facility has been open for fewer than twenty-four (24) months, then the amount shall be [***]. You will also pay any applicable Taxes assessed on such payment and Interest calculated under Section 7.2 accruing from [***]. If we terminate this Agreement under Section 3, you will pay us within [***] after you receive our notice of termination, Liquidated Damages equal to [***] U.S. Dollars ($[***] USD), unless you demonstrate to our reasonable satisfaction that your failure to open by the Opening Date Deadline is due solely to Extraordinary Events. Liquidated Damages are paid as a reasonable measure of our claims for lost future Recurring Fees under this Agreement and foregoing other business opportunities. Our right to receive other amounts due under this Agreement is not affected. Notwithstanding the foregoing, if this Agreement is terminated within the last two (2) years of the Term, you agree to pay us Liquidated Damages equal to [***].	Если мы расторгнем настоящее Соглашение в соответствии с Разделом 11.2, или если вы расторгнете настоящее Соглашение (за исключением оснований, предусмотренных Разделом 11.3), то вы обязаны уплатить нам в течение [***] Заранее Оцененные Убытки в размере, [***] Если продолжительность работы Объекта составит менее 24 (двадцати четырех) месяцев, то соответствующая сумма будет [***]. Вы также будете должны уплатить любые применимые Налоги, начисленные на такой платеж, а также Проценты, рассчитанные в соответствии со Разделом 7.2, начисление которых начнется [***]. Если настоящее Соглашение будет расторгнуто нами на основании, предусмотренном Разделом 3, вы должны будете в течение [***] после получения от нас уведомления о расторжении выплатить нам Заранее Оцененные Убытки в размере [***] Долларов США, если вам не удастся привести разумные доводы и убедить нас в том, что неоткрытие Объекта к Крайнему Сроку Открытия было обусловлено исключительно Чрезвычайными Событиями. Заранее Оцененные Убытки выплачиваются в качестве разумной компенсации наших претензий в отношении недополученных в будущем сумм Периодических Платежей, предусмотренных настоящим Соглашением, и предпочтение вас другим коммерческим альтернативам. Вышесказанное не затрагивает наше право на получение иных сумм, причитающихся по настоящему Соглашению. Независимо от вышеизложенного, в случае, если настоящее Соглашение будет расторгнуто в течение 2 (двух) последних лет Срока, вы обязуетесь уплатить нам Заранее Оцененные Убытки в размере, [***].

12.2 Condemnation Payments.	12.2 Платежи в случае Принудительного Отчуждения.
In the event a Condemnation is to occur, you will continue to pay us Royalty Fees as long as the Facility is open and operates as [***], and in any case until the Condemnation date. You will pay us Liquidated Damages, as a reasonable measure of our lost future income, equal to [***]. The payment shall be made within [***] after Condemnation is completed (when you close the Facility or you deliver it to the condemning authority or its designee). Upon Notice of Condemnation, the Protected Territory shall be automatically redefined, without notice to you, as “Location Only”.	В случае ожидаемого Принудительного Отчуждения, вы будете продолжать платить нам Лицензионные платежи, до тех пор пока Объект открыт и эксплуатируется как [***], и в любом случае до даты Отчуждения. Вы будете выплачивать нам Заранее Оцененные Убытки в качестве разумной меры потерянного нами будущего дохода, равной [***]. Оплата должна быть произведена в течение [***] после завершения Принудительного Отчуждения (когда вы закрываете Объект или передаете его отчуждающему органу или назначенному им лицу). На дату Уведомления о Принудительном Отчуждении Защищенная территория будет автоматически переопределена без предварительного уведомления как «Только местоположение».
13. Your Duties At and After Termination.	13. Ваши обязанности на момент Расторжения и после Расторжения.
Upon expiration of the Term or if this Agreement terminates for any reason whatsoever:	По истечении Срока или в случае расторжения настоящего Соглашения по какой бы то ни было причине:
13.1 System Usage Ceases.	13.1 Прекращение использования Системы.
You will immediately stop using the System to operate and identify the Facility. You will remove all signage and other items bearing any Marks and follow the other steps detailed in the System Standards Manual or other brand directives for changing the identification of the Facility. You will promptly paint over or remove the Facility’s distinctive System trade dress, color schemes and architectural features. You shall not identify the Facility with a confusingly similar mark or name, or use the same colors as the System trade dress for signage, printed materials and painted surfaces. You will cease all Internet marketing using any Marks to identify the Facility.	Вы должны незамедлительно прекратить использовать Систему в процессе эксплуатации и в качестве средства индивидуализации Объекта. Вы уберете все вывески и иные предметы, на которых изображены любые Знаки, и предпримете иные шаги, указанные в Инструкции по Применению Стандартов Системы или в других руководствах по использованию бренда, необходимые для смены средств индивидуализации Объекта. Вы должны незамедлительно перекрасить Объект или устранить иные отличительные черты внешнего вида Системы, а также ее цветовые и архитектурные решения. Вы обязаны не использовать в качестве средства индивидуализации Объекта знак или наименование, сходные до степени смешения, а также использовать цвета, совпадающие с цветами, используемые в Системе для вывесок, печатных материалов или окрашенных поверхностей. Вы прекратите использование каких-либо Знаков в качестве средства индивидуализации Объекта при осуществлении маркетинга через Интернет.

13.2 Other Duties.	13.2 Прочие обязанности.
You will pay all amounts owed to us under this Agreement within [***] after termination. You will owe us [***]. We may notify third parties that the Facility is no longer associated with the Chain. You must return all copies of the System Standards Manual, Confidential Information, equipment and all other personal property of ours, and paint over or remove and sell to us for [***] Dollars (US$[***]), all or part of any interior or exterior Mark-bearing signage (or signage face plates), including billboards, whether or not located at the Facility. In the event that we must obtain a court order and/or recover the items above, you will promptly pay or reimburse us for our cost of removing such items, net of the [***] Dollars (US$[***]) purchase price for signage. We will exercise reasonable care in removing or painting over signage. We will have no obligation or liability to restore the Facility to its condition prior to removing the signage. We shall have the right, but not the obligation, to purchase some or all of the Facility’s Mark-bearing FF&E and supplies at the [***], with the right to set off their aggregate purchase price against any sums then owed us by you. You will transfer to us any domain names you own that include any material portion of the Marks.	Вы уплатите все суммы, причитающиеся нам по настоящему Соглашению, в течение [***]после его расторжения. Вы должны будете уплатить нам [***]. При этом мы вправе сообщить третьим лицам о том, что Объект более не имеет отношения к Сети. Вы должны вернуть все копии Инструкции по Применению Стандартов Системы, Конфиденциальной Информации, оборудования и всю иную принадлежащую нам собственность, и закрасить или демонтировать и продать нам за [***] Долларов США полностью или часть любых внутренних или наружных вывесок, маркированных Знаками, (или лицевые панели), включая рекламные щиты, размещенные внутри или за пределами Объекта. Если нам потребуется получить судебный приказ и (или) самостоятельно возвратить себе указанные выше объекты, вы своевременно выплатите или компенсируете нам наши затраты на демонтаж таких объектов, за вычетом цены за вывески в размере [***]Долларов США. При демонтаже или закраске вывесок мы будем соблюдать должную осмотрительность. На нас не будут возлагаться обязательства и ответственность в связи с восстановлением состояния Объекта, существовавшего до демонтажа вывесок. Мы вправе, но не обязаны, приобрести часть или все Оборудование и вспомогательные материалы Объекта, маркированные Знаками, по [***], с правом зачета их общей стоимости в счет любых сумм, которые вы должны уплатить нам. Вы передадите нам любые принадлежащие вам доменные имена, которые включают любую существенную часть Знаков.

13.3 Daily Damages.	13.3 Дополнительные Оцененные Убытки.
If you fail to comply strictly with Sections 13.1 and 13.2, then you will pay to us immediately upon demand, as additional Liquidated Damages and not as a penalty, [***] until you comply with all of the obligations set out in Sections 13.1 and 13.2.	В случае, если Вы не сможете обеспечить строгое соблюдение требований Разделах 13.1 и 13.2, то вы обязаны уплатить нам, незамедлительно по нашему требованию (такие суммы являются дополнительными Заранее Оцененными Убытками - разумной мерой компенсации недополученной будущей прибыли - и не являются штрафом) [***], пока вы не выполните все обязательства, установленные в Разделах 13.1 и 13.2.
13.4 Survival of Certain Provisions.	13.4 Продолжение действия некоторых положений.
Sections 3.8 (as to audits, for two (2) years after termination), 3.13, 7 (as to amounts accruing through termination), 8, 11.4, 12, 13, 15, 16 and 17 survive termination of the Sublicense and this Agreement, whether termination is initiated by you or us, even if termination is wrongful. Additionally, all covenants, obligations and agreements of yours which by their terms or by implication are to be performed after the termination or expiration of the Term shall survive such termination or expiration.	Разделы 3.8 (в отношении проведения аудита в течение 2 (двух) лет после расторжения), 3.13, 7 (в отношении сумм, начисляемых в результате расторжения) и 8, 11.4, 12, 13, 15, 16 и 17 сохраняют действие после расторжения Сублицензии и расторжения настоящего Соглашения, независимо от того, инициировано расторжение вами или нами, даже в случае, если расторжение является неправомерным. Кроме того, все вашигарантии, обязательства и соглашения, которые по их условиям или подразумеваемому выполнению после расторжения или истечения Срока, остаются в силе после такого прекращения или истечения Срока.
14. Your Representations and Warranties.	14. Ваши заверения и гарантии.
You expressly represent and warrant to us as follows:	Вы предоставляете нам следующие прямые заверения и гарантии:
14.1 Quiet Enjoyment and Financing.	14.1 Спокойное пользование правом и финансирование.
You own, or will own prior to commencing improvement, or lease, the Location and the Facility. You will be entitled to possession of the Location and the Facility during the entire Term without restrictions that would interfere with your performance under this Agreement, subject to the reasonable requirements of any financing secured by the Facility. You have, when you sign this Agreement, and will maintain during the Term, adequate financial liquidity and financial resources to perform your obligations under this Agreement.	Вы владеете или будете владеть Участком и Объектом на праве собственности, либо будете арендовать их до начала внесения улучшений. Вы имеете право владения Участком и Объектом на протяжении всего Срока без ограничений, которые могут воспрепятствовать исполнению ваших обязанностей по настоящему Соглашению, при условии обеспечения разумных требований по финансированию Объекта. На момент подписания настоящего Соглашения вы имеете, и будете поддерживать на протяжении Срока, достаточное количество ликвидных средств и финансовых ресурсов, необходимых для выполнения ваших обязательств по настоящему Соглашению.

14.2 This Transaction.	14.2 Настоящая Сделка.
You and the persons signing this Agreement for you have full power and authority and have been duly authorized, to enter into and perform or cause performance of your obligations under this Agreement. You have obtained all necessary approvals of your owners, Board of Directors and lenders. No executory license or affiliation agreement for the Facility exists other than this Agreement. Your execution, delivery and performance of this Agreement will not violate, create a default under or breach of any charter, bylaws, agreement or other contract, license, permit, indebtedness, certificate, order, decree or security instrument to which you or any of your principal owners is a party or is subject or to which the Facility is subject. Neither you nor the Facility is the subject of any current or pending merger, sale, dissolution, receivership, bankruptcy, foreclosure, reorganization, insolvency, or similar action or proceeding on the date you execute this Agreement and was not within the three (3) years preceding such date, except as disclosed in the Application. You will submit to us the documents about the Facility, you, your owners and your finances that we request in the License Application (or after our review of your initial submissions) before or within thirty (30) days after you sign this Agreement. To the best of your knowledge, neither you, your owners (if you are an entity), your Affiliates, your officers, directors or employees or anyone else affiliated or associated with you or the operation, management and financing of the Facility, whether by common ownership, by contract, or otherwise, has been designated as, or is, a terrorist, a “Specially Designated National” or a “Blocked Person” under U.S. Executive Order 13224, in lists published by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or otherwise.	Вы и лица, подписывающие настоящее Соглашение от вашего имени, имеют весь объем полномочий и прав, и были надлежащим образом уполномочены заключить настоящее Соглашение и исполнять или принимать меры по обеспечению исполнения ваших обязательств по настоящему Соглашению. Вы получили все необходимые разрешения от своих владельцев, Совета Директоров и кредиторов. Помимо настоящего Соглашения, не существует каких-либо лицензионных соглашений или соглашений о допуске к системе с исполнением в будущем. Подписание, вручение и исполнение вами настоящего Соглашения не будет нарушать, приводить к неисполнению или нарушению любого устава, положения, контракта или иного соглашения, лицензии, разрешения, задолженности, свидетельства, приказа или залогового документа, стороной или субъектом которого (которой) являетесь вы или любой из ваших основных владельцев, или предметом которого (которой) является Объект. В отношении вас или Объекта в настоящее время не осуществляется и не предстоит никакое присоединение, продажа, ликвидация, внешнее управление, конкурсное или взыскательное производство, реорганизация, несостоятельность, или аналогичное действие или производство на дату подписания вами настоящего Соглашения, и такие действия или производство не имели места в течение 3 (трех) лет до такой даты, за исключением тех, сведения о которых были раскрыты в Заявке. Вы предоставите нам документы об Объекте, а также о вас, ваших владельцах и ваших финансовых ресурсах, предоставления которых мы требуем в Заявке на Выдачу Лицензии (или после рассмотрения нами ваших первоначально представленных документов) до подписания вами настоящего Соглашения или в течение 30 (тридцати) дней после этого. Насколько нам известно, ни вы, ни ваши владельцы (если вы являетесь юридическим лицом), ни ваши Аффилированные Лица, должностные лица, директора или работники, или иные лица, аффилированные или связанные с вами или с эксплуатацией, управлением или финансированием Объекта, как в силу совместного владения, договора или на ином основании, не являются и не отнесены к категории террористов, «Граждан Особых Категорий» или «Запрещенных Лиц» согласно Исполнительному приказу Президента США № 13224 в списках, публикуемых Управлением по контролю за иностранными активами Казначейства США или на иных основаниях.

14.3 Anti-Corruption Laws.	14.3 Антикоррупционное законодательство.
You represent that you have a copy of, and are familiar with, the United States Foreign Corrupt Practices Act, 15 U.S.C. §78dd-2 (the “FCPA”), and the purposes of the FCPA.  In particular, you understand the FCPA’s prohibition of the payment or the gift of any item of value, either directly or indirectly, by a company organized under the laws of the United States of America or any of its states to an official, employee, or officer of, or person acting in an official capacity for, a government or international organization for the purpose of influencing any action or decision, or inducing him to use his influence with the government or organization in a manner contrary to his position or creating an improper advantage to assist a company in obtaining or retaining business for, with, or in that country or organization or directing business to any person.  Currently a copy of the FCPA may be found on the Internet at http://www.justice.gov/criminal/fraud/fcpa/.
You represent and warrant that you will take no action that would constitute a violation of the FCPA or any law. Further, you represent and warrant that you and your Affiliates do and shall comply with all Legal Requirements against corrupt business practices, against money laundering and against facilitating or supporting persons who conspire to commit crimes or acts of terror against any person or government. You agree that you will notify us in writing immediately of the occurrence of any event, which renders the foregoing representations and warranties of this paragraph incorrect.	Вы заверяете, что у вас имеется копия Закона США о запрете подкупа иностранных чиновников 15 U.S.C. §78dd-2 («ЗЗПИЧ»), и вы ознакомились с указанным Законом и понимаете его цели. В частности, вы понимаете, что согласно ЗЗПИЧ запрещается выплата денежных средств и вручение ценных подарков, прямо или косвенно, компанией, образованной в соответствии с законодательством Соединенных Штатов Америки или любых из его штатов, государственному должностному лицу, работнику или чиновнику, либо лицу, выступающему в каком-либо ином официальном качестве, и входящему в состав правительства или международной организации, с целью оказать влияние на любое действие или решение или побудить его использовать свое влияние в правительстве или организации таким образом, что такие действия вступают в противоречие с его должностными обязанностями или дают ненадлежащее преимущество компании с тем, чтобы оказать компании содействие в получении или сохранении за собой клиентов или заказов в такой стране или организации, для нее или с ней, либо в целях направления клиентов или заказов любому лицу. В настоящее время с копией ЗЗПИЧ можно ознакомиться в сети Интернет по адресу http://www.justice.gov/criminal/fraud/fcpa/. Вы заверяете и гарантируете, что не будете предпринимать действий, нарушающих ЗЗПИЧ или любой иной закон. Кроме того, вы заверяете и гарантируете, что вы и ваши Аффилированные Лица соблюдаете и обязаны соблюдать все Требования Законодательства, направленные на борьбу с коррупцией в бизнесе, отмыванием доходов, полученных незаконных путем, а также против содействия или поддержки лиц, которые собираются совершать преступления или террористические акты против любого лица или правительства. Вы обязуетесь незамедлительно уведомить нас в письменной форме о любом событии, в результате которого заверения и гарантии, приведенные выше в настоящем Разделе перестанут соответствовать действительности.

14.4 No Misrepresentations or Implied Covenants.	14.4 Отсутствие искажения фактов или подразумеваемых условий.
All written information you submit to us about the Facility, you, your owners, any guarantor, or the finances of any such person or entity, was or will be at the time delivered and when you sign this Agreement, true, accurate and complete, and such information contains no misrepresentation of a material fact, and does not omit to state any material fact necessary to make the information disclosed not misleading under the circumstances. There are no express or implied covenants or warranties, oral or written, between we and you except as expressly stated in this Agreement.	Вся представленная вами письменная информация об Объекте, а также о вас, ваших владельцах, любом поручителе, или о финансах такого лица или организации, была на момент представления и будет являться на момент подписания вами настоящего Соглашения достоверной, точной и полной, и в такой информации не содержится искажения существенных фактов и не умалчивается о каком-либо существенном факте, необходимом для того, чтобы раскрываемая информация вводила в заблуждение при существующих обстоятельствах. Между нами и вами не существует каких-либо прямо выраженных или подразумеваемых договорных обязательств и гарантий, как письменных, так и устных, за исключением договорных обязательств или гарантий, прямо указанных в настоящем Соглашении.

15. Proprietary Rights.	15. Охраняемые права.
15.1 Marks and System.	15.1 Знаки и Система.
You will not acquire any interest in or right to use the System or Marks, except for your non-exclusive right to use the System and Marks granted under this Agreement. You will not apply for governmental registration of the Marks, or use the Marks or our corporate name in your legal entity name, but you may use a Mark for an assumed business or trade name filing subject to our prior written consent. In the latter case you shall provide us with the registration documents on the use of the Marks and shall cease such use and arrange the filing to be removed (as appropriate), on the expiry or termination of this Agreement. We have registered some of the Marks with the appropriate governmental agencies in Uzbekistan, as disclosed in Schedule C. You will cooperate with us in obtaining Marks registrations. We shall have the right to designate supplemental or substitute trademarks or service marks to identify your Facility and such supplemental or substitute marks shall be included in the definition of Marks. You will display the Marks and give notices of trademark registrations in the manner prescribed in the System Standards and obtain such licenses, permits and authorizations relating thereto as we may request or as may be necessary or advisable under applicable Legal Requirements. You shall not use any Mark, nor any abbreviation, modification or colorable imitation of a Mark, as part of an electronic media identifier, such as websites, web pages or domain names.	Вы не приобретаете какой-либо доли участия или права пользования Системой или Знаками, за исключением неисключительного права пользования Системой и Знаками, предоставляемого вам по настоящему Соглашению. Вы не будете подавать заявок на государственную регистрацию Знаков или использовать Знаки или наше фирменное наименование в официальном наименовании вашей организации; тем не менее, вы вправе использовать Знак при подаче документов на регистрацию используемого предпринимательского или коммерческого наименования, при условии нашего предварительного письменного согласия. В последнем случае вы должны предоставить нам регистрационные документы на право использование Знаков и прекратить использование и организовать их удаление (при необходимости) по истечении или расторжении настоящего Соглашения. Мы зарегистрировали некоторые из Знаков в соответствующих государственных органах Узбекистана; данные сведения приведены в Приложении С. Вы обязаны сотрудничать с нами в процессе регистрации Знаков. Мы имеем право определять дополнительные или замещающие товарные знаки или знаки обслуживания, используемые в качестве средства индивидуализации Объекта, и такие дополнительные или замещающие знаки должны быть включены в определение Знаков. Вы будете размещать Знаки и направлять уведомления о регистрации товарных знаков в порядке, установленном Стандартами Системы, и получать такие лицензии, разрешения и санкции, связанные с ними, по нашему требованию или в случае необходимости или целесообразности в соответствии с Требованиями Законодательства. Вы не должны использовать какие-либо Знаки, а также сокращенные или модифицированные версии или имитацию Знаков или имитации Знаков, вводящие в заблуждение, в составе электронных средств индивидуализации, таких, как Интернет-сайты, Интернет-страницы или доменные имена.

15.2 Inurements.	15.2 Действие.
All present and future distinguishing characteristics, improvements and additions to or associated with the System by us, you or others, and all present and future service marks, trademarks, copyrights, service mark and trademark registrations used and to be used as part of the System, and the associated good will, shall be our property and will inure to our benefit. This Agreement does not confer any goodwill interests in the Marks upon you. You acknowledge that upon expiration or termination of this Agreement, no monetary value shall be attributable to any goodwill associated with your use of the Marks. No good will shall attach to any secondary designator that you use.	Все существующие или будущие отличительные характеристики, усовершенствования и дополнения, внесенные нами, вами или иными лицами в Систему или осуществленные в связи с ней, а также все существующие и будущие знаки обслуживания, товарные знаки, объекты авторского права и вновь зарегистрированные товарные знаки и знаки обслуживания, которые используются или будут использоваться в Системе, а также ассоциирующаяся с ними деловая репутация (гудвилл), являются нашей собственностью и будут действовать в нашу пользу. Настоящее Соглашение не предоставляет вам какого-либо имущественного права на гудвилл, связанный со Знаками. Вы признаете, что по истечении срока действия или по расторжении настоящего Соглашения вы не будет вправе учитывать на балансе стоимость гудвилла, связанного с вашим использованием Знаков. Вы не вправе также учитывать гудвилл какого-либо вторичного средства индивидуализации, используемого вами.
15.3 Other Locations and Systems.	15.3 Иные Участки и системы.
We and our Affiliates each reserves the right to own, in whole or in part, and manage, operate, use, lease, finance, sublease, sublicense (as sublicensor or sublicensee), provide services to or joint venture: (i) distinctive separate lodging or food and beverage marks and other intellectual property which are not part of the System, and to enter into separate agreements with you or others (for separate charges) for use of any such other marks or proprietary rights, (ii) other lodging, food and beverage facilities, or businesses, under the System utilizing modified System Standards, and (iii) a Chain Facility at or for any location outside the Protected Territory (if any). You acknowledge that we are affiliated with or in the future may become affiliated with other lodging providers or chains that operate under names or marks other than the Marks. We and our Affiliates may use or benefit from common hardware, software, communications equipment and services and administrative systems for reservations, license application procedures or committees, marketing and advertising programs, personnel, central purchasing, approved supplier lists, sales personnel (or independent sales representatives), etc.	Мы и каждое из наших Аффилированных Лиц оставляем за собой право владеть на праве собственности, полностью или частично, а также осуществлять управление, эксплуатацию, арендовать, финансировать, передавать в субаренду, заключать сублицензионные соглашения (в качестве сублицензиара или сублицензиата), оказывать услуги или вести совместную деятельность, связанную с: (i) отдельными знаками объектов временного проживания, предприятий общественного питания, обладающими отличительными признаками, а также иной интеллектуальной собственностью, которые не являются частью Системы, и заключать отдельные договоры с вами или иными лицами (за отдельную плату) на право использования любых таких других знаков или имущественных прав, (ii) другими объектами временного проживания и предприятиями (заведениями) общественного питания в рамках Системы с использованием видоизмененных Стандартов Системы, и (iii) Объектом Сети в любом месте, находящемся за пределами Защищенной Территории (если таковые имеются). Вы признаете, что мы аффилированы или вправе в будущем установить подобные отношения с другими гостиничными предприятиями или сетями, работающими под названиями или марками, отличными от Знаков. Мы и наши Аффилированные Лица вправе использовать или извлекать выгоду за счет находящихся в общем пользовании аппаратно-программных средств, телекоммуникационного оборудования, служб и административных систем бронирования, процедур или комитетов по лицензированию, маркетинговых и рекламных программ, персонала, централизованной системы закупок, списков одобренных поставщиков, торгового персонала (или независимых торговых представителей), и т.п.

15.4 Confidential Information.	15.4 Конфиденциальнная Информация.
You will take all appropriate technical and security measures to preserve the confidentiality of all Confidential Information. Access to Confidential Information should be limited to persons who need the Confidential Information to perform their jobs and are subject to your general policy on maintaining confidentiality as a condition of employment or who have first signed a confidentiality agreement. You will not permit copying of Confidential Information (including, as to computer software, any translation, decompiling, decoding, modification or other alteration of the source code of such software). You will use Confidential Information only for the Facility and to perform under this Agreement. Upon termination (or earlier, as we may request), you shall return to us all originals and copies of the System Standards Manual, policy statements and Confidential Information “fixed in any tangible medium of expression”, within the meaning of the U.S. Copyright Act, as amended. Your obligations under this subsection commence when you sign this Agreement and continue for trade secrets (including computer software we license to you) as long as they remain secret and for other Confidential Information, for as long as we continue to use the information in confidence, even if edited or revised, plus three (3) years. We will respond promptly and in good faith to your inquiry about continued protection of any Confidential Information.	Вы предпримете все надлежащие меры по обеспечению конфиденциальности всей Конфиденциальной Информации. Доступ к Конфиденциальной Информации должен предоставляться только тем лицам, которым Конфиденциальная Информация требуется для выполнения их должностныхобязанностей и которые дали согласие подчиняться вашей общей политике по обеспечению конфиденциальности в качестве условия приема на работу или которые до этого подписали соглашение о конфиденциальности. Вы не будете допускать копирования Конфиденциальной Информации (в том числе, в отношении программного обеспечения, любое преобразование, декомпиляцию, декодирование, внесение модификаций или иных изменений в исходный код такого программного обеспечения). Вы будете использовать Конфиденциальную Информацию только для работы Объекта и исполнения ваших обязательств по настоящему Соглашению. После расторжения (или до расторжения в случае, если мы потребуем этого) вы должны вернуть нам все оригиналы и копии Инструкции по Применению Стандартов Системы, документы с изложением политики и Конфиденциальную Информацию, «зафиксированную в любой материальной форме выражения» в значении Закона об авторском праве США (с изменениями и дополнениями). Ваши обязательства по настоящему пункту вступают в силу с момента подписания вами настоящего Соглашения и будут продолжать действовать в отношении коммерческой тайны (в том числе, компьютерного программного обеспечения, на которое мы предоставляем вам лицензии) пока данные сведения остаются тайной, и в отношении Конфиденциальной Информации в течение всего срока использования нами информации в конфиденциальном порядке, даже в случае пересмотра или внесения изменений в такую информацию, плюс 3 (три) года. Мы обязуемся без промедления и добросовестно предоставить ответ на ваш запрос относительно сохранения режима защиты Конфиденциальной Информации.

15.5 Litigation.	15.5 Судебное разбирательство.
You will promptly notify us of (i) any adverse or infringing uses of the Marks (or names or symbols confusingly similar), Confidential Information or other System intellectual property, and / or (ii) any threatened or pending litigation related to the System against (or naming as a party) you or us of which you become aware. We alone handle disputes with third parties concerning use of all or any part of the System. You will cooperate with our efforts to resolve these disputes. We need not initiate suit against imitators or infringers who do not have a material adverse impact on the Facility, or any other suit or proceeding to enforce or protect the System in a matter we do not believe to be material.	Вы обязаны незамедлительно уведомить нас о (i) любых случаях злоупотребления или неправомерного использования Знаков (либо наименований или символов, сходных до степени смешения), Конфиденциальной Информации или иной интеллектуальной собственности Системы и / или (ii) любом судебном разбирательстве, угроза возникновения которого существует, или по которому ожидается вынесение решения, в отношении Системы против вас или нас (или в котором вы или мы фигурируем в качестве стороны), о котором вам станет известно. Мы будем самостоятельно заниматься урегулированием споров с третьими лицами в вопросах использования всей Системы в целом или любой из ее частей. Вы обязаны сотрудничать с нами в наших действиях по урегулированию подобных конфликтов. Мы вправе не подавать исков против лиц, имитирующих Знаки или нарушающих наши права, деятельность которых не оказывает существенного отрицательного влияния на Объект, или любой иной иск или процесс в целях обеспечения судебной или иной защиты Системы в отношении вопроса, который мы не считаем существенным.
15.6 Websites and Internet.	15.6 Веб-сайты и Интернет.
You agree that you have no authority to and will not establish any websites or register any domain names that use or create any association with the Marks or the System nor will you post any advertisements or material on the Internet or Worldwide Web that depict or display the Marks other than as permitted in the Standards Manual without our express written consent. Your use of the Marks in connection with your own Internet or Worldwide Web site shall be governed by the Standards Manual and by requirements set forth in this Agreement.	Вы соглашаетесь, что вы не имеете права и не будете создавать каких-либо веб-сайтов и регистрировать доменные имена, в которых используются или которые вызывают ассоциации со Знаками или Системой; вы также не будете размещать рекламу или материалы в Интернете или Всемирной сети, в которых Знаки изображены или показаны с нарушением требований Инструкции по Применению Стандартов без нашего прямого письменного согласия. Ваше использование Знаков в связи с вашим собственным веб-сайтом должно осуществляться в соответствии с Инструкцией по Применению Стандартов и требованиями настоящего Соглашения.

15.6.1 You must obtain our prior written approval for your domain name. The domain name shall be registered in our name and sublicensed to you by us for the Term. The form, content and appearance of your Internet and Worldwide Web site also must comply with the System Standards and be approved by us in writing before it is used on the Internet so that we can maintain the common identity of the Chain and the Marks Standards.	15.6.1 Вам необходимо предварительно получить наше письменное одобрение вашего доменного имени. Доменное имя будет зарегистрировано на наше имя; мы предоставим вам сублицензию на его использование в течение Срока. Форма, содержание и вид вашего Интернет-сайта (веб-сайта) и Всемирной сети также должны соответствовать Стандартам Системы и быть одобрены нами в письменной форме до начала использования в сети Интернет, с тем, чтобы мы смогли обеспечить использование единых средств индивидуализации Сети и Стандартов Знаков.
15.6.2 There must be a hypertext link to our Internet and Worldwide Web site in the form we require. No other hypertext links to third party Internet and Worldwide Web sites are permitted unless previously approved by us in writing.	15.6.2 На сайте должна быть размещена гипертекстовая ссылка на наш Интернет-сайт (веб-сайт) и Всемирной сети, которая должна иметь форму, указанную нами. Не разрешается размещать гипертекстовые ссылки на Интернет-сайты (веб-сайты) и Всемирной сети третьих лиц, если на такое размещение не было получено наше предварительное письменное разрешение.
15.6.3 You acknowledge that e-commerce is a rapidly developing field and that we have the right to issue guidelines and modify System Standards that may vary this Section 15.6. You acknowledge that these guidelines and modifications will be legally binding on you to the extent permitted by applicable law.	15.6.3 Вы признаете, что электронная коммерция является динамично развивающейся сферой бизнеса, и что мы имеем право принимать нормативы и вносить изменения в Стандарты Системы, что может привести к изменению положений настоящего Раздела 15.6. Вы признаете, что эти нормативы и изменения будут иметь для вас обязательную юридическую силу в той степени, в которой это разрешено применимым законодательством.
15.6.4 On termination or expiration of this Agreement, the license of the domain names to you will automatically terminate and you shall undertake all such actions as we require to disassociate yourself with the Internet and Worldwide Web site and the domain name.	15.6.4 После расторжения настоящего Соглашения или по истечении его срока действие выданной вам лицензии на использование доменного имени автоматически прекращается, и вы по нашему требованию совершите все действия, необходимые для того, чтобы перестать ассоциировать себя с Интернет-сайтом (веб-сайтом) и Всемирной сети и доменным именем.

15.6.5 For the avoidance of doubt, nothing contained in this Section 15.6 shall restrict your freedom to use and promote your business via the Internet and Worldwide Web except to the extent that the exercise of such right may involve the use of the Marks.	15.6.5 Во избежание сомнений, никакие положения, содержащиеся в Разделе 15.6, не ограничивают вашей свободы в использовании и продвижении вашего бизнеса через Интернет и Всемирной сети, за исключением случаев, когда реализация такого права может быть связана с использованием Знаков.
16. Relationship of Parties.	16. Отношения Сторон.
16.1 Independence.	16.1 Независимость.
You are an independent contractor. You are not our legal representative or agent, and you have no power to obligate us for any purpose whatsoever. We and you have a business relationship based entirely on and circumscribed by this Agreement. No partnership, joint venture, agency, fiduciary or employment relationship is intended or created by reason of this Agreement. You will exercise full and complete control over and have full responsibility for your contracts, daily operations, labor relations, employment practices and policies, including, but not limited to, the recruitment, selection, hiring, disciplining, firing, compensation, work rules and schedules of your employees.	Вы являетесь самостоятельной стороной. Вы не являетесь нашим законным представителем или агентом, и у вас нет правомочия связывать нас обязательствами в каких бы то ни было целях. Отношения между вами и нами являются деловыми и полностью базируются на настоящем Соглашении и описаны в нем. Настоящее Соглашение не имеет целью создание какого бы то ни было партнерства, совместного предприятия, а также агентских или фидуциарных отношений или трудовых отношений. Вы будете осуществлять полный контроль и несете полную ответственность за заключение контрактов, вашу ежедневную деятельность, трудовые отношения, порядок и политику приема на работу, в том числе поиск, отбор, наем персонала, дисциплинарные меры, увольнение, оплату труда, правила и график трудовой деятельности ваших работников.
16.2 Joint Status.	16.2 Совместность.
If you comprise two or more persons or entities (notwithstanding any agreement, arrangement or understanding between or among such persons or entities) the rights, privileges and benefits of this Agreement may only be exercised and enjoyed jointly. The liabilities and responsibilities under this Agreement will be the joint and several obligations of all such persons or entities.	Если вы состоите из двух или более лиц или организаций (невзирая на любой договор, соглашение или договоренность между такими лицами или организациями), осуществление и использование ваших прав, привилегий и преимуществ, предоставляемых настоящим Соглашением, возможно только на совместной основе. Обязательства и ответственность по настоящему Соглашению являются обязательствами с солидарной ответственностью всех таких лиц или организаций.

16.3 Covenant of Good Faith.	16.3 Обязательство добросовестного ведения дел.
We and you acknowledge and agree that this Agreement (and the relationship of the parties which arises from this Agreement) grants us the right to make decisions, take actions and/or refrain from taking actions not inconsistent with your explicit rights and obligations under this Agreement that may affect favorably or adversely your interests. You understand and agree that we may operate and change the System and our business in any manner that is not expressly and specifically prohibited by this Agreement. Whenever we have reserved in this Agreement a right and/or discretion to take or withhold an action, or to grant or decline to grant you a right to take or withhold an action, except as otherwise expressly and specifically provided in this Agreement, we may make our decision or exercise our right and/or discretion on the basis of our judgment of what is in our best interests, including without limitation our judgment of what is in the best interests of the Chain and our Affiliates, at the time our decision is made, without regard to: (i) whether we could make other reasonable or even arguably preferable alternative decisions or actions; (ii) whether our decision or the action we take promotes our or our Affiliates financial or other individual interests; (iii) whether our decision or the action we take applies differently to you and one (1) or more other licensees; or (iv) whether our decision or the exercise of our rights is adverse to your individual interests or the individual or collective interests of any other particular licensees. We will have no liability to you for any such decision or exercise of our rights or discretion.	Мы и вы признаем и соглашаемся, что настоящее Соглашение (а также отношения между сторонами, вытекающие из настоящего Соглашения) дает нам право принимать решения, совершать действия и/или воздерживаться от совершения действий, которые не противоречат вашим явным правам и обязанностям по настоящему Соглашению, которые могут благоприятно или неблагоприятно отразиться на ваших интересах. Вы понимаете и соглашаетесь, что мы вправе осуществлять эксплуатацию Системы и нашего бизнеса и вносить в них изменения любым образом, прямо и определенно не запрещенным настоящим Соглашением. Всякий раз, когда мы оставляем за собой в настоящем Соглашении право и/или дискреционное право совершать действие или воздерживаться от совершения действия, либо предоставить или отказаться предоставить вам право совершать или воздерживаться от совершения действия, за исключением случаев, прямо и определенно предусмотренных настоящим Соглашением, мы вправе принять собственное решение или воспользоваться своим правом и/или дискреционным правом, исходя из нашего суждения о том, что наилучшим образом соответствует нашим интересам, в том числе, без ограничений, нашего суждения о том, что наилучшим образом соответствует интересам Сети и наших Аффилированных Лиц, на момент принятия нами решения, независимо от того: (i) могли ли бы мы принять или совершить другие разумные или даже возможно предпочтительные альтернативные решения или действия; (ii) будет ли наше решение или действие способствовать продвижению наших финансовых и иных индивидуальных интересов или интересов наших Аффилированных Лиц; (iii) будет ли наше решение или действие отличным образом применяться в отношении вас и 1 (одного) или более лицензиатов; или (iv) сказывается ли наше решение или осуществление нами прав негативным образом на ваших индивидуальных или коллективных интересах или на индивидуальных или коллективных интересах любых иных конкретных лицензиатов. Мы не будем нести ответственности перед вами в связи с любым таким решением или осуществлением наших прав или дискреционных прав.

17. Legal Matters.	17. Юридические Вопросы.
17.1 Partial Invalidity.	17.1 Частичная Недействительность.
17.1.1 If all or any part of a provision of this Agreement violates Legal Requirements, such provision or part will not be given effect. If all or any part of a provision of this Agreement is declared invalid or unenforceable, for any reason, or is not given effect by reason of the prior sentence, the remainder of the Agreement shall not be affected. However, if in our judgment the invalidity or ineffectiveness of such provision or part substantially impairs the value of this Agreement to us, then we may at any time terminate this Agreement by written notice to you without penalty or compensation owed by either party.	17.1.1 Если какое-либо положение настоящего Соглашения или его часть вступают в противоречие с Требованиями Законодательства, то такое положение или его часть не будут введены в силу. Если по какой-либо причине какое-либо положение настоящего Соглашения или его часть объявляется недействительным или неосуществимым, либо не вступает в силу по причине, указанной в предыдущем предложении, это никак не влияет на действительность остальных положений Соглашения. Тем не менее, если по нашему мнению недействительность или невступление в силу такого положения или части положения в значительной степени снижает для нас ценность этого Соглашения, мы вправе в любое время расторгнуть его, направив вам письменное уведомление об этом, без каких-либо штрафных санкций и необходимости выплаты компенсации сторонами друг другу.

17.1.2 Notwithstanding Section 17.1.1: (a) if any applicable law requires a greater prior notice of the termination of or refusal to enter into a successor sublicense agreement than is required hereunder, a different standard of “good cause”, or the taking of some other action not required hereunder, the prior notice, “good cause” standard and/or other action required by such law shall be substituted for the comparable provisions hereof; and (b) if any provision of this Agreement or any specification, standard or operating procedure prescribed by us is invalid or unenforceable under applicable law, we have the right, in our sole discretion, to modify such invalid or unenforceable provision, specification, standard or operating procedure to the extent required to make it valid and enforceable.	17.1.2 Невзирая на положения Раздела 17.1.1 выше: (a) если по применимому законодательству требуется более заблаговременное уведомление о расторжении или об отказе от заключения заменяющего или продлевающего соглашения, нежели предусмотренное в настоящем Соглашении, если законом определены другой стандарт «достаточного основания» или необходимость совершения действий, не требуемых согласно настоящему Соглашению, то в таких случаях законодательные требования касательно сроков уведомления, «достаточного основания» и/или требуемых действий заменяют сопоставимые положения настоящего Соглашения, а также (b) если какое-либо положение настоящего Соглашения или любые предписанные нами спецификации, стандарты или регламенты становятся недействительными или неосуществимыми согласно применимому законодательству, мы имеем право по собственному усмотрению внести изменения в ставшее неосуществимым положение, спецификацию, стандарт или регламент, чтобы сделать его действительным и осуществимым.
17.2 Waivers, Modifications and Approvals.	17.2 Отказ от Прав, Изменения и Согласования.
If we allow you to deviate from this Agreement, we may insist on strict compliance at any time after written notice. Our silence or inaction will not be or establish a waiver, consent, course of dealing, implied modification or estoppel. All modifications, waivers, approvals and consents of or under this Agreement by us must be in writing and signed by our authorized representative to be effective. We may unilaterally revise Schedule C when this Agreement so permits.	Если мы даем вам разрешение на отступление от требований настоящего Соглашения, мы вправе в любое время после направления письменного уведомления потребовать строгого его соблюдения. Наше молчание или бездействие не будут являться или представлять собой отказ от прав, согласие, обычную практику ведения дел, подразумеваемое изменение условий или утрату права возражения. Для того, чтобы вступили в силу любые изменения, отказы от прав, согласования и разрешения, предусмотренные в настоящем Соглашении, они должны быть выполнены в письменном виде и подписаны нашим уполномоченным представителем. Мы имеем право изменять Приложение C в одностороннем порядке в случаях, предусмотренных настоящим Соглашением.

17.3 Notices.	17.3 Уведомления.
All notices, requests and reports permitted or required to be delivered by this Agreement shall be in writing in the English language and shall be deemed delivered: (a) at the time delivered by hand to the recipient party (or to an officer, director or partner of the recipient party); (b) on the same day of the transmission by facsimile, telegraph, email or other reasonably reliable electronic communication system; or (c) at the date and time of delivery by an internationally recognized commercial courier service (for example, without limitation, FedEx or DHL) for overnight or four or five-day delivery. All payments and reports required by this Agreement shall be sent to us at the address identified below unless and until a different address has been designated by written notice. No restrictive endorsement on any check or in any letter or other communication accompanying any payment shall bind us, and our acceptance of any such payment shall not constitute an accord and satisfaction. The parties may also communicate via electronic mail regarding day to day matters (such electronic addresses to be established by notice). You consent to receive electronic mail from us. Notices shall be deemed given on the date delivered or date of attempted delivery, if refused.	Все уведомления, запросы и отчеты, предусмотренные настоящим Соглашением, составляются в письменной форме на английском языке и считаются врученными: (a) в момент их личного вручения представителю стороны-получателя (должностному лицу, директору или участнику товарищества стороны-получателя); (b) в день передачи по факсимильной связи, телеграфу, электронной почте или при использовании другой достаточно надежной системы электронной связи, или (c) на дату и время доставки одной из признанных международных коммерческих курьерских служб (например, без ограничения FedEx или DHL), доставляющих почту за сутки, двое или трое суток. Все платежи и отчеты на наше имя, предусмотренные в настоящем Соглашении, должны производиться на указанный ниже адрес до тех пор, пока иной адрес не будет указан нами в письменном уведомлении. Никакой ограничительный индоссамент по какому-либо чеку или направленный в письме или в любом сообщении, прилагаемом к любому платежу, не является для нас обязательным для исполнения, и акцептирование любого такого платежа не представляет собой согласие и удовлетворение. Стороны также могут обмениваться данными по электронной почте в отношении повседневных дел (такие адреса электронной почты будут сообщены в уведомлениях). Вы подтверждаете свое согласие на получение корреспонденции от нас по электронной почте. Уведомления считаются поданными в дату доставки или в дату попытки доставки в случае отказа в получении.

WYNDHAM HOTEL GROUP (UK) EAST LIMITED: Our address for notices: The Triangle, 5 - 17 Hammersmith Grove, London, W6 0LG, United Kingdom. Attention: Vice President Legal;	УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД: Наш адрес для уведомлений: The Triangle, 5 - 17 Hammersmith Grove, London, W6 0LG, United Kingdom. Кому: Вице-президенту по юридическим вопросам
With a copy to: Wyndham Hotels & Resorts 22 Sylvan Way, P.O. Box 278, Parsippany, New Jersey 07054 U.S.A. Attention: General Counsel; Fax No. [***]	С копией: Wyndham Hotels & Resorts 22 Sylvan Way, P.O. Box 278, Parsippany, New Jersey 07054 U.S.A. Кому: Главному советнику по юридическим вопросам [***]
WIDE TENT SYSTEM LLC:	ООО «WIDE TENT SYSTEM»:
Your address for notices: 1A, M. Shayhzoda str., Uchtepa District Tashkent, 100000, Uzbekistan Attention: [***] Email: [***]	Ваш адрес для уведомлений: Узбекистан, 100000, г. Ташкент, ул. М. Шайхзода, 1А, Учтепинский район Кому: [***] Имэйл: [***]
17.4 Remedies.	17.4 Средства правовой защиты.
Except as otherwise expressly provided, remedies specified in this Agreement are cumulative and do not exclude any remedies available at law or in equity. The non-prevailing party will pay all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party to enforce this Agreement or collect amounts owed under this Agreement.	Если прямо не указано иное, предусмотренные в настоящем Соглашении средства правовой защиты являются суммируемыми и не исключают средства защиты, предоставляемые по закону или по праву справедливости. Сторона, проигравшая дело, должна оплатить все расходы и затраты, включая оплату разумного вознаграждения адвокатов, понесенные выигравшей стороной спора о принудительном исполнении этого Соглашения или взыскании сумм, подлежащих оплате по настоящему Соглашению.

17.5 Miscellaneous.	17.5 Прочие положения.
This Agreement is exclusively for the benefit of the parties. There are no third party beneficiaries. No agreement between us and anyone else is for your benefit. The section headings in this Agreement are for convenience of reference only.	Настоящее Соглашение действует исключительно в пользу сторон. Бенефициаров - третьих лиц не имеется. Никаких соглашений между нами и кем бы то ни было еще в вашу пользу не заключалось. Заголовки в настоящем Соглашения служат только для удобства и ссылки на них.
17.6 Choice of Law; Dispute Resolution.	17.6 Выбор Права; Решение Споров.
17.6.1 This Agreement will be governed by and construed under the laws of England and Wales, except for its conflicts of law principles.	17.6.1 Настоящее Соглашение регулируется и подлежит толкованию в соответствии с законодательством Англии и Уэльса, за исключением соответствующих принципов коллизионного права.
17.6.2 We, as an alternative or supplement to arbitration pursuant to Section 17.6.3, may obtain in any court of competent jurisdiction any injunctive relief, including temporary restraining orders and preliminary injunctions, against conduct or threatened conduct for which no adequate remedy at law may be available or which may cause us irreparable harm. We may have such injunctive relief, without bond, but upon due notice, in addition to such further and other relief as may be available at equity or law, and your sole remedy in the event of the entry of such injunction, shall be its dissolution, if warranted, upon hearing duly had (all claims for damages by reason of the wrongful issuance of any such injunction being expressly waived hereby). You and each of your Owners acknowledges that any violation of Sections 13.1 and 13.2 would result in irreparable injury to us for which no adequate remedy at law may be available. Accordingly, you and each of your Owners consents to the issuance of an injunction prohibiting any conduct in violation of any of those sections and agrees that the existence of any claim you or any of your Owners may have against us, whether or not arising from this Agreement, shall not constitute a defense to the enforcement of any of those Sections.	17.6.2 В качестве альтернативы или в дополнение к положениям об арбитраже, изложенным в Разделе 17.6.3, мы вправе прибегнуть к обеспечительным мерам через любой суд компетентной юрисдикции, включая получение судебного приказа о временном запрещении и предварительного судебного запрета, для защиты от действий или угрозы действий против которых могут отсутствовать адекватные средства правовой защиты или которые могут нанести нам непоправимый ущерб. Мы вправе прибегнуть к таким обеспечительным мерам, без обязательства, но с надлежащим уведомлением, в дополнение к дальнейшим и прочим средствам правовой защиты, которые могут быть предусмотрены по закону или по праву справедливости, и вашим единственным способом защиты в случае получения нами судебного запрещения является его отмена в посредством вынесения соответствующего решения судом на должным образом состоявшемся заседании (настоящим мы в прямой форме отказываемся от ответственности по любым искам о возмещении убытков на основании неправомерной выдачи любого такого судебного запрета). Вы и каждый из ваших Владельцев настоящим подтверждаете, что любое нарушение Разделах 13.1 и 13.2 нанесет нам непоправимый ущерб, для компенсации которого может не существовать адекватных средств правовой защиты. Соответственно, вы и каждый из ваших Владельцев настоящим подтверждаете свое согласие на получение нами судебных запретов на любые действия, нарушающие положения указанных статей и подтверждаете понимание того, что наличие любых исков к нам со стороны вас или любого из ваших Владельцев не является судебной защитой против принудительного обеспечения исполнения любой из указанных статей.

17.6.3 Subject to Section 17.6.2 and upon written notice to all parties, all controversies, disputes, breaches or claims arising between us, any of our Affiliates or any of our respective officers, directors, agents, employees and attorneys, and you, your guarantors, any of your Affiliates or any of your respective officers, directors, agents, employees and attorneys, arising out of or related to the relationship of the parties hereto or this Agreement, including any question regarding its existence, validity or termination (“Dispute”), shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration (“LCIA”), which rules are deemed to be incorporated by reference into this clause. The proceeding will be subject to the following procedural rules:	17.6.3 При условии соблюдения Раздела 17.6.2 и письменного уведомления всех сторон все противоречия, споры или претензии между нами, любыми из наших Аффилированных Лиц или нашими должностными лицами, директорами, уполномоченными лицами, работниками и юристами и вами, вашими поручителями, любыми из ваших Аффилированных Лиц или вашими должностными лицами, директорами, уполномоченными лицами, работниками и юристами, вытекающие из или связанные с отношениями между сторонами или с самим Соглашением, включая любые вопросы касательно его существования, действительности или расторжения («Спор»), должны передаваться на рассмотрение и решаться арбитражным судом в соответствии с Регламентом Лондонского международного арбитражного суда («ЛМАС»), регламент которого считается включенным в настоящей Раздел посредством ссылки. Судебное производство должно осуществляться при соблюдении следующих процессуальных норм:
17.6.3.1 The number of arbitrators shall be three for all claims. The three arbitrators shall be selected in accordance with the LCIA Rules, and the arbitration shall be conducted under the LCIA Rules, subject to the provisions of this Agreement.	17.6.3.1 Все иски рассматриваются тремя арбитрами. Все три арбитра выбираются в соответствии Регламентом ЛМАС, и само судебное разбирательство должно проводиться в соответствии с Регламентом ЛМАС с учетом положений настоящего Соглашения.

17.6.3.2 The arbitration proceedings shall be conducted in the English language in London, England as the legal place of arbitration on an individual basis and not on a multi-plaintiff, consolidated or class-wide basis.	17.6.3.2 Судебные разбирательства должны проходить на английском языке в Лондоне, Англия, в качестве места арбитража, с рассмотрением дел в индивидуальном порядке, без объединения исков нескольких истцов, консолидации или объединения исков в пределах одного класса.
17.6.3.3 The arbitrators shall be bound by, and shall strictly enforce the terms of, this Agreement and shall not limit, expand or otherwise modify its terms. The arbitrators shall endeavor to conclude the proceedings and issue their award within [***] from their appointment, and shall adopt such reasonable procedures regarding evidence and briefing as may be appropriate towards achieving that end. The arbitrators shall have sole authority to resolve any and all issues as to the arbitrability of any Dispute, including the application or running of any statute of limitations and all questions involving issue preclusion. The arbitrators shall have the power to determine the nature and extent of any discovery and to resolve all issues of admissibility of evidence. The arbitrators shall not have the power to award damages in connection with any Dispute in excess of actual compensatory damages, which may include interest on unpaid amounts from date due, consequential damages and recovery of legal fees and costs. For the avoidance of doubt, any Liquidated Damages set forth in this Agreement shall be deemed actual compensatory damages. The arbitrators shall not have the power to award punitive damages or to multiply actual damages. The arbitrators shall be permitted, where warranted, to also award specific performance and /or injunctive relief.	17.6.3.3 Арбитры должны быть связаны условиями Соглашения, должны принудительно обеспечивать строгое соблюдение условий Соглашения и не должны ограничивать, расширять или иным образом изменять его условия. Арбитры должны приложить все усилия для завершения разбирательств и для вынесения решения в течение [***] с даты их назначения, с целью чего они используют такие разумные процедуры сбора доказательств и проведения брифингов, которые позволят добиться этого результата. Арбитры обладают исключительными полномочиями решения любых и всех вопросов, касающихся возможности решения Споров в арбитражном суде, включая применимость или применение любых законов об исковой давности и всех вопросов, касающихся преюдиции. Арбитры имеют право определять характер и значимость любых обнаруженных сведений и решать споры касательно допустимости доказательств. Арбитры не должны обладать правом присуждения убытков в связи с любыми Спорами в превышение суммы реальных убытков, которые могут включать в себя пени по просроченным суммам с даты срока платежа, косвенный ущерб и возмещение расходов и стоимости услуг юристов. Во избежание сомнений любые Заранее Оцененные Убытки, предусмотренные в настоящем Соглашении, считаются равными возмещению фактических убытков. Арбитры не обладают полномочиями присуждать штрафные убытки или кратно увеличивать размер фактических убытков. Арбитрам должно быть разрешено, в случае наличия оснований, также присуждать исполнение в натуре и/или обеспечительные меры в виде судебного запрещения.

17.6.3.4 The decision and award of the arbitrators shall be in writing and state the reasons for such decision and award. The decision and award shall be conclusive and binding upon all parties, and judgment upon the award may be entered in any court of competent jurisdiction. The arbitrators, the parties, their representatives and participants shall hold the existence, contents and result of any arbitration in confidence, except to the limited extent necessary to enforce a final settlement agreement, to obtain enforcement of the arbitrators’ decision and award, or as otherwise required by law. We, our Affiliates and our respective officers, directors, agents, employees and attorneys, as well as you, and your Affiliates and your respective officers, directors, agents, employees and attorneys, hereby waive any right to contest the validity or enforceability of such award, except to the extent permitted by applicable law. This provision shall continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement.	17.6.3.4 Решения и постановления арбитров должны быть в письменном виде и с указанием оснований, на которых они были вынесены. Решения и постановления должны быть окончательными и обязательными к исполнению для всех сторон, и любой суд компетентной юрисдикции может выносить решения на их основании. Арбитры, стороны, их представители и участники обязуются не подвергать сомнению и доверять содержательной части и результатам любых арбитражных разбирательств за исключением ситуаций, когда требуется обеспечить исполнение окончательного соглашения об урегулировании, для принудительного обеспечения исполнения решений и постановлений арбитров и в других случаях, когда это требуется по закону. Мы, наши Аффилированные Лица и наши должностные лица, директора, доверенные лица, работники и юристы, а также вы, ваши Аффилированные Лица и ваши должностные лица, директора, доверенные лица, работники и юристы настоящим отказываемся от права оспаривать действительность или возможность приведения в исполнение таких решений за исключением случаев, разрешенных применимым законодательством. Это положение продолжает действовать в полном объеме после и вне зависимости от истечения срока действия или расторжения настоящего Соглашения.

17.7 Special Acknowledgments.	17.7 Отдельные Подтверждения.
You acknowledge the following statements to be true and correct as of the date you sign this Agreement, and to be binding on you.	Вы подтверждаете, что перечисленные ниже заявления являются действительными и верными на дату подписания вами настоящего Соглашения, и что вы берете на себя связанные с ними обязательства.
17.7.1 Neither we nor any person acting on our behalf has made any oral or written representation or promise to you on which you are relying to enter into this Agreement that is not written in this Agreement. You release any claim against us or our agents based on any oral or written representation or promise not stated in this Agreement.	17.7.1 Ни мы, ни одно лицо, действующее от нашего имени, не давало вам устных или письменных заверений или обещаний, не включенных в текст настоящего Соглашения, на которые вы полагаетесь при заключении этого Соглашения. Вы отказываетесь от исков против нас или наших доверенных лиц на основании устных или письменных заверений или обещаний, которые не были включены в настоящее Соглашение.
17.7.2 This Agreement, together with the appendices and schedules attached, is the entire agreement superseding all previous oral and written representations, agreements and understandings of the parties about the Facility and the Subicense.	17.7.2 Настоящее Соглашение вместе с приложениями и дополнениями к нему представляет собой полный объем договоренности и заменяет собой все предшествующие письменные или устные договоренности, заявления и заверения сторон относительно Объекта и Сублицензии.
17.7.3 You acknowledge that no salesperson has made any promise or provided any information to you about projected sales, revenues, income, profits or expenses from the Facility, except as stated in a writing that is attached to this Agreement.	17.7.3 Вы подтверждаете, что никакие продавцы не давали вам никаких обещаний и не предоставляли вам информацию о прогнозах объемов продаж, выручки, доходов, прибыли или расходов Объекта, за исключением данных в письменном виде, прилагаемых к настоящему Соглашению.
17.7.4 You understand that the sublicense relationship is an arm’s length, commercial business relationship in which each party acts in its own interest.	17.7.4 Вы подтверждаете свое понимание, что отношения между сублицензиаром и сублицензиатом являются коммерческими отношениями между независимыми сторонами, каждая из которых действует в собственных интересах.

17.8 Non-Compete.	17.8 Отказ от Конкуренции.
In order to protect our intellectual property rights and maintain the common identity and reputation of Chain Facilities, neither you, any of your Affiliates, nor any of your officers, directors, general partners or owners of twenty-five percent (25%) or more of your Equity Interests, may at any time during the Term (a) own, operate, lease, manage, franchise or sublicense any lodging facility within the Protected Territory that provides transient lodging accommodations, other than the Facility, unless we or our Affiliate sublicenses the facility, and/or (b) operate a time share resort, vacation club, vacation ownership interval ownership program, residence club, fractional ownership residence, condominium/apartment leasing or rental business, or the like, for any facility or business located within [***] that shares directly or indirectly, common areas, amenities, recreation facilities, services, supplies or support activities with the Facility. You will use any information obtained through the Reservation Service to refer guests, directly or indirectly, only to Chain Facilities.	Для защиты наших прав интеллектуальной собственности и поддержания общности отличительных признаков и репутации Объектов Сети ни вы, ни ваши Аффилированные лица, ни кто-либо из ваших должностных лиц, директоров, партнеров или владельцев, которым принадлежит Доля Участия в размере 25% (двадцати пяти) или более процентов, не вправе в какое-либо время в течение Срока Действия (а) владеть, эксплуатировать, арендовать, управлять, сублицензировать или сдавать в пределах Защищенной Территории на условиях коммерческой концессии какие-либо объекты временного проживания, предоставляющие услуги временного размещения, кроме самого Объекта, если только сублицензию объекту выдали не мы или не наши Аффилированные Лица и/или (b) быть операторами курортных объектов на условиях «тайм-шера», отпускных клубов, систем сезонного или интервального владения, клубов-резиденций, резиденций с долевым владением, а также заниматься иной коммерческой деятельностью по сдаче или аренде апартаментов или кондоминиумов, либо иной аналогичной финансово-хозяйственной деятельностью, или какого-либо объекта или коммерческого предприятия, расположенного в пределах [***] от Объекта и использующего совместно с Объектом, прямо или косвенно, территории общего пользования, культурно-рекреационные объекты, услуги, каналы снабжения или обеспечения. Вы будете использовать любую информацию, полученную при использовании Услуг Бронирования, чтобы направлять постояльцев, прямо или косвенно, только в Объекты Сети.

17.9 Government Approval or Review.	17.9 Разрешения и Утверждения Государственных Органов.
17.9.1 All rights and obligations of the parties herein are expressly subject to any required government approval, registration or recordation. The parties agree that the Sublicense shall come into force upon registration of the short form of this Agreement with Uzbekistan IP Agency, and that upon such registration the terms and conditions of the Sublicense shall be applicable to the relations of the parties starting from the Effective Date. The parties will cooperate with each other in connection with any dealings with all governmental authorities regarding this Agreement. Specifically, following our request you shall promptly execute a short form of this Agreement, in a form as attached at Schedule G, for us to grant you the Sublicense, which we shall submit to Uzbekistan IP Agency in order to record the Sublicense. The cost of these registrations shall be your cost. If this Agreement terminates in accordance with its terms, we will notify the Uzbekistan IP Agency. Neither party will submit any information to any governmental authority with respect to this Agreement without the other’s prior written approval which approval will not be unreasonably withheld unless such submission is part of a dispute between the parties.	17.9.1 Настоящим прямо оговаривается, что все права и обязанности сторон Соглашения зависят от получения необходимых разрешений, утверждений и регистрации в уполномоченных государственных органах. Стороны договорились что Сублицензия вступает в силу с момента регистрации краткой формы настоящего Соглашения в Агентстве ИС Узбекистана и что при такой регистрации условия Сублицензии применяются к отношениям сторон, начиная с Даты Вступления в Силу. Стороны обязуются оказывать содействие друг другу в вопросах взаимодействия со всеми государственными органами в связи с настоящим Соглашением. В частности, следуя нашему запросу вы должны незамедлительно подписать краткую форму настоящего Соглашения, по форме, приведенной в Приложении G, с целью предоставлении вам Сублицензии, которое мы подадим в Агентство ИС Узбекистана для регистрации Сублицензии. Расходы, связанные с такой регистрацией, несете вы. Если действие настоящего Соглашения прекращается в соответствии с его условиями, мы уведомим об этом Агентство ИС Узбекистана. Ни одна из сторон не может предоставлять какую-либо информацию каким-либо государственным органам в связи с настоящим Соглашением без получения на то письменного разрешения от другой стороны, которая обязуется не отказывать в нем без достаточных оснований, если только такая информация не запрашивается в рамках какого-либо спора между сторонами.

17.9.2 The parties acknowledge and agree that the Sublicense is granted on the assumption that this Agreement complies, and will continue to comply, with the Block Exemption Regulation for Vertical Agreements (No. 330/2010 EC) (“Regulation”) under Article 101 of the Treaty on the Functioning of the European Union (“Article 101”) and with the official interpretive guidelines and any successor to the Regulation. If the Regulation applies to this Agreement, and at any time during the Term questions arise concerning this Agreement's compliance with the Regulation, the parties agree to use their best efforts and to cooperate with each other to amend this Agreement either to bring it into conformity with the requirements of the Regulation or to seek an alternative way to comply with Article 101. If, in our sole and absolute judgment, this Agreement cannot be modified to comply with the European Union competition law, including the Regulation, without undermining material elements of the license relationship, we may, at our option, without liability for such action or any further obligation to you, terminate this Agreement and the Sublicense upon thirty (30) days' written notice to you. In such event, the post-termination obligations described in Section 13 of this Agreement will apply.	17.9.2 Стороны подтверждают свое понимание и согласие с тем, что Сублицензия предоставляется на основании предположения о том, что настоящее Соглашение не противоречит и не будет противоречить Правилам применения групповых исключений к вертикальным соглашениям (ЕС No.330/2010) («Правила») согласно Статье 101 Договора о функционировании Европейского союза («Статья 101»), официальному интерпретирующему руководству и положениям правил, которые могут в будущем быть приняты взамен Правил. Если положения Правил будут применены к настоящему Соглашению, а также если в течение Срока Действия возникут вопросы касательно соответствия настоящего Соглашения Правилам, стороны обязуются сделать все от них зависящее для того, чтобы совместными усилиями либо привести Соглашение в соответствие с требованиями Правил, либо иным образом обеспечить соответствие требованиям Статьи 101. Если же, исключительно по нашему мнению и усмотрению, настоящее Соглашение не может быть изменено, чтобы обеспечить его соответствие антимонопольному законодательству Европейского Союза, включая Правила, без существенного ущерба для важных элементов лицензионных отношений, то мы вправе расторгнуть настоящее Соглашение и прекратить действие Сублицензии, уведомив вас об этом в письменном виде за 30 (тридцать) дней, и в таком случае мы не будем иметь перед вами ни финансовых обязательств, ни каких-либо иных дальнейших обязанностей. В этом случае применяются положения об обязательствах, действующих после расторжения, изложенные в Разделе 13 настоящего Соглашения.
17.10 Execution and Further Assurances.	17.10 Подписание и Дополнительные Заверения.
This Agreement is executed in two or more counterparts, all of which shall constitute one agreement. The execution by one party of any counterpart shall be sufficient execution by that party whether or not the same counterpart has been executed by any other party. This Agreement shall become effective when each party has signed at least one counterpart. All facsimile executions shall be treated as originals for all purposes. The parties shall do and cause to be done all such acts, matters and things and shall execute and deliver all such documents and instruments (including registered user agreements with respect to the Marks) as shall be required to enable the parties to perform their respective obligations under, and to give effect to the transactions contemplated by, this Agreement.	Настоящее Соглашение подписано в двух экземплярах или более, и все экземпляры представляют собой одно соглашение. Подписание одной стороной любого экземпляра представляет собой заключение этой стороной Соглашения, вне зависимости от того, был ли тот же самый экземпляр подписан любой другой стороной. Соглашение вступает в силу после того, как каждой из сторон будет подписан хотя бы один его экземпляр. Подписанные и направленные по факсимильной связи экземпляры Соглашения считаются первичными документами для всех целей. Стороны обязуются осуществить или обеспечить осуществление любых действий и решение вопросов, подписать и вручить такие инструменты и документы (включая зарегистрированные соглашения с пользователями Знаков), которые могут потребоваться для того, чтобы стороны могли выполнять свои взаимные обязанности по настоящему Соглашеиию и чтобы осуществлять операции, предусмотренные настоящим Соглашением.

17.11 Language.	17.11 Язык.
This Agreement is executed in English and Russian. The English version will control for all purposes, including any controversies, disputes or claims that will be resolved by arbitration or other legal proceeding. If a version translated into another language is required, we will prepare the translation, and you agree to accept the translation for use in such action. All communication between you and us will be in English. If translation of any communication into another language is required, you will be responsible for any costs incurred to accomplish this, including any cost we incur in order to verify that a translation you provide is accurate.	Настоящее Соглашение подписано на английском и русском языках. Версия Соглашения на английском языке является контрольной для всех целей, включая любые разногласия, споры или претензии, которые будут решаться посредством арбитражных разбирательств или посредством иных процессуальных действий. Если потребуется перевод Соглашения на другой язык, мы сделаем перевод, а вы примете его для целей споров и процессуальных действий. Вся переписка между вами и нами должна вестись на английском языке. В случае необходимости перевода любых сообщений на другой язык вы будете нести все связанные с этим расходы, включая наши расходы по проверке правильности сделанного вами перевода.

17.12 Costs Associated with this Agreement.	17.12 Затраты, связанные с настоящим Соглашением.
Save as expressly provided otherwise, each party shall bear its own costs and expenses in relation to the preparation, execution and consummation of this Agreement, including any and all fees of its professional advisors. Taxes on your income, profits and capital gains under or in connection with this Agreement shall be borne by you. You shall also be responsible for the payment of any stamp taxes or other duties, charges, expenses (including but not limited to notarial fees) and costs (together “Stamp Taxes”) payable by either party in connection with the execution and/or performance of this Agreement. In the event that, according to Legal Requirements, we are directly or indirectly, individually or jointly and severally with you liable for any Stamp Taxes, you agree to pay such Stamp Taxes on our behalf and provide us with valid receipt or other proof of payment reasonably acceptable to us.	За исключением случаев, когда прямо предусматривается иное, каждая сторона несет свои собственные расходы и издержки в связи с подготовкой, подписанием и выполнением настоящего Соглашения, включая все гонорары своих профессиональных консультантов. Вы отвечаете за уплату Налогов на свои доходы, прибыль и доходы от прироста капитала по настоящему Соглашению или в связи с ним. Вы отвечаете также за уплату всех гербовых и иных пошлин, сборов, оплату затрат (в том числе, но не ограничиваясь платой нотариусам) и расходов («Пошлины»), подлежащие уплате любой из сторон в связи с подписанием и / или выполнением настоящего Соглашения. Если согласно Требованиям Законодательства мы будем прямо или косвенно, в одностороннем порядке или совместно с вами обязаны уплатить какие-либо Пошлины, вы соглашаетесь уплатить эти Пошлины за нас, представив нам квитанцию об уплате или иной документ, подтверждающий их уплату, который будет разумно приемлем для нас
17.13 Force Majeure	17.13 Форс-Мажор
Neither you nor we shall be liable for loss or damage or deemed to be in breach of this Agreement if the failure to perform obligations results from: (a) windstorms, rains, floods, earthquakes, typhoons, mudslides or other similar natural causes; (b) fires, strikes, embargoes, war, acts of terrorism or riot: (c) legal restrictions that prohibit or prevent performance: or (d) any other similar event or cause beyond the control of the party affected. Any delay resulting from any of such causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, so long as a remedy is continuously and diligently sought by the affected party, except that no such cause shall excuse payment of amounts owed at the time of such occurrence or payment of Recurring Fees and other amounts due to us subsequent to such occurrence other than a governmental or judicial order prohibiting such payments.	Ни вы, ни мы не будем нести ответственность за утрату или повреждение или считаемся нарушающими это Соглашение, если причиной несоблюдения обязательств являются: а) ураганы, дожди, наводнения, землетресения, тайфуны, сходы оползней или другие подобные природные явления; b) пожары, забастовки, эмбарго, войны, террористические акты или мятежи: c) ограничения законодательства, которые запрещают или препятствуют выполнению условий Соглашения: или d) иное подобное происшествие или причина, которые выходят за рамки влияния пострадавшей стороны. Любые задержки в результате подобных обстоятельств означают соответствующее продление срока выполнения обязательств или обоснованное освобождение от обязательств полностью или частично, в случае, если пострадавшая сторона продолжительно и должным образом ищет решение проблемы, но такие обстоятельства не могут освободить от выплаты сумм задолженности на тот период, когда происходят такие обстоятельства, или от выплаты Периодических Платежей и других сумм, подлежащих выплате в наш адрес после пропшествия таких обстоятельств, за исключением случаев, когда такие платежи запрещены распоряжением государственных органов или судебным решением.

18. Special Stipulations.	18. Специальные Положения.
The following special stipulations apply to this Agreement and supersede any inconsistent or conflicting provisions. You acknowledge that these stipulations and any changes made to the body of the Agreement at your request or in response to other changes to our form agreement are the product of arms’ length negotiations with us and represent mutually agreed, material inducements to enter into this Agreement, beneficial to you and supported by adequate consideration from both parties. These are personal to you and are not transferable or assignable except to a Permitted Transferee.	Следующие специальные положения применяются к настоящему Соглашению и имеют преимущественную силу в отношении любых несоответсвующих или противоречащих друг другу положений. Вы признаете, что эти положениям и любые изменения сделанные в тексте Соглашения по вашей просьбе или в ответ на другие изменения в нашу форму соглашения являются итогом независимых переговоров с нами и представляют согласованные материальные стимулы для заключения настоящего Соглашения, выгодные вам и подтвержденные адекватным встречным предоставлением обеих сторон. Эти положения являются личными для вас и не подлежат передаче или уступке кому-либо, кроме как Разрешенному Получателю.
18.1. Reduced Royalty Fees.	18.1. Сниженные ставки Лицензионных Платежей.
Notwithstanding Section 7.1, you will pay a “Royalty Fee,” to us at the rates set forth in this Section.	Несмотря на положения Раздела 7.1, вы будете уплачивать нам «Лицензионный Платеж» по ставкам, приведенным в настоящем Разделе.
18.1.1 The Royalty Fee shall be [***]; and	18.1.1 Лицензионный Платеж составляет [***]; и

18.1.2 The Royalty Fee shall be [***]; and	18.1.2 Лицензионный Платеж составит [***]; и
18.1.3 The Royalty Fee shall be [***].	18.1.3 Лицензионный Платеж составит [***].
18.2. Net Withholding.	18.2. Компенсация уплаченного.
You shall pay to us an amount equal to any sales, use, gross receipts, value added, excise, goods and services or similar tax assessed against us by any governmental authority that are calculated on continuing payments required to be paid by you under this Agreement, other than income or franchise taxes assessed against us. In addition, all amounts payable to us shall be paid by you without deduction for any value added or other taxes, duties or other deductions required under the tax laws and tax treaties in Uzbekistan (“Other Taxes”) and all payments to us under this Agreement shall be increased to the extent necessary to provide us with the same net amount that we would have received if no Other Taxes had been applicable to such payments. However, if you are required by law in the jurisdiction of the Uzbekistan to withhold income taxes (“Withholding Taxes”) on amounts payable to us, than you shall deduct and: (a) remit to the applicable governmental authority on a timely basis all Withholding Taxes so withheld; (b) provide to us an official receipt issued by such Governmental Authority for payment of such Withholding Taxes within thirty (30) days of such payment; and (c) set forth in a remittance report to be submitted to us within fifteen (15) days of each such payment the amount of such Withholding Taxes.	Вы уплатите нам сумму, равную любому налогу на продажи, использование, валовый доход, добавленную стоимость, акцизу, налогу на реализацию товаров и услуг или подобному налогу, начисленному нам любым государственным органом и рассчитываемому исходя из периодических платежей, подлежащих уплате по настоящему Соглашению, кроме подоходного или концессионного налога, начисленного нам. Кроме этого, все уплачиваемые нам суммы должны быть уплачены вами без вычета налога на добавленную стоимость или иных налогов, сборов или других выплат, производящихся в соответствии с налоговым законодательством или налоговыми соглашениями в юрисдикции Узбекистана («Другие Налоги»), и все платежи, причитающиеся нам, должны быть увеличены на сумму, необходимую для того, чтобы мы получили ту же сумму, которую мы бы получили, если бы Другие Налоги не были применимы к таким платежам. Тем не менее, если в соответствии с законодательством Узбекистана от вас требуется удержание любых налогов у источника выплаты («Налоги у источника») на суммы, подлежащие уплате нам, тогда вы должны удержать и: (а) своевременно перечислить соответствующему государственному органу все Налоги у источника, удержанные таким образом;

You shall be responsible for the determination of the correct amount of Withholding Taxes payable in accordance with the applicable Legal Requirements, and you shall indemnify and hold us harmless and our shareholders and Affiliates and their respective partners, shareholders, directors, officers, employees and agents from and against all liabilities for unpaid or underpaid Withholding Taxes (including any liabilities for the payment of interest, surcharges, penalties, damages and expenses) that may be imposed, levied or assessed by the applicable governmental authority). Notwithstanding the foregoing, you shall not withhold any Withholding Taxes to the extent that we are entitled to the benefit of a reduced rate or an exemption from Withholding Taxes under an applicable double taxation agreement or treaty. Further, we and you will cooperate in obtaining all reductions in or exemptions from Withholding Taxes.	(б) предоставить нам официальное подтверждение такого Государственного Органа об уплате таких Налогов у источника в течение 30 (тридцати) дней с момента такой оплаты; и (в) указать в отчете об уплате налогов, предоставляемом нам в течение 15 (пятнадцати) дней с момента каждого такого платежа, сумму таких Налогов у источника. Вы будете нести ответственность за определение правильной суммы Налогов у источника, подлежащих уплате, в соответствии с применимыми Требованиями Законодательства, и вы возместите и освободите от ответственности нас и наших акционеров и Афиилированных Лиц и их партнеров, акционеров, директоров, должностных лиц, сотрудников и агентов от всех обязательств за неуплаченные или недоплаченные Налоги у источника (включая любые обязательства по выплате процентов, штрафов, пеней, убытков и расходов), которые могут быть возложены, взысканы или начислены соответствующими государственными органами). Несмотря на вышеизложенное, вы не будете удерживать любые Налоги у источника в случае, если мы имеем право на применение пониженных ставок или освобождение от Налогов у источника в соответствии с применимыми соглашениями об избежании двойного налогообложения. Кроме того, мы с вами будем сотрудничать для применения всех пониженных ставок или освобождения от Налогов у источника.
18.3 Technical Services.	18.3 Технические услуги.
You shall reimburse us for direct and reasonable travel expenses incurred by us or consultants retained by us in the provision of any technical services.	Вы обязаны возместить нам прямые и разумные расходы, понесенные нами или нанятыми нами консультантами при оказании любых технических услуг.

18.4 Two Way Interface connection	18.4 Подключение Двухстороннего Интерфейса
On or prior to the Opening Date you shall connect the Facility to Wyndham’s Two Way Interface via a property management system provider approved by us.	Вы должны подключить Объект к двустороннему интерфейсу Wyndham от утвержденного нами поставщика услуг системы управления объектом к Дате Открытия.
18.4 Bank Details.	18.4 Банковские реквизиты.
The following bank account details shall apply to payments to be made in accordance with this Agreement unless and until updated bank details are provided (in accordance with the notice requirements of Section 17.3):	Следующие банковские реквизиты применяются для осуществления платежей по Соглашению до предоставления обновленных реквизитов (в соответствии с требованиями Раздела 17.3):
WYNDHAM HOTEL GROUP (UK) EAST LIMITED [***]	УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД [***]
WIDE TENT SYSTEM LLC Beneficiary Name: WIDE TENT SYSTEM LLC	ООО «WIDE TENT SYSTEM» Получатель платежа: ООО «WIDE TENT SYSTEM»
[***]	[***]
[***]	[***]

Signature page follows / Подписи на следующей странице

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date first stated above:	В ПОДТВЕРЖДЕНИЕ ЧЕГО стороны подписали настоящее Соглашение в Дату Вступления в Силу, указанную в начале настоящего Соглашения:
WYNDHAM HOTEL GROUP (UK) EAST LIMITED:	УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД:

By / Подпись: [signature]

Name: [***] Title: Director Seal Impression	Имя: [***] Должность: Директор Оттиск печати

[seal: Wyndham Hotel Group (UK) East Limited Company Number 8263381]

Witness / Свидетель: [signature] Witness Name: [***] Address: Wyndham Hotels & Resorts, London	Имя Свидетеля: [***] Адрес: Уиндэм Хоутелс энд Резортс, Лондон

WIDE TENT SYSTEM LLC:	ООО «WIDE TENT SYSTEM»:

By / Подпись: [signature]

Name: [***] Title: Director Seal Impression	Имя: [***] Должность: Директор Оттиск печати

[seal: illegible]

Witness / Свидетель: [signature]

Witness Name: [***] Address: [***]	Имя [***] Адрес: [***]

APPENDIX I	ПРИЛОЖЕНИЕ I
DEFINITIONS	ОПРЕДЕЛЕНИЯ
Affiliate means any person that, directly or indirectly, controls, is controlled by, or is under common control with, the referenced party. For purposes hereof, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the referenced party, or the power to veto major policy decisions of the referenced party, whether through the ownership of voting securities, by agreement, or otherwise.	Аффилированное Лицо означает любое лицо, которое прямо или косвенно контролирует указанную сторону, контролируется указанной стороной или находится под совместным контролем с указанной стороной. Для целей настоящего определения термин «контроль» включает прямое или косвенное владение полномочиями по направлению или обеспечению направления руководства или политики указанной стороны или правом налагать вето на важные стратегические решения указанной стороны как в силу владения ценными бумагами с правом голоса, так и в силу договора или на иных основаниях.
Agreement means this Trademark Sublicense Agreement, including any Schedules, Appendices or other similar documents attached hereto.	Соглашение означает настоящее Сублицензионное соглашение о предоставлении права на использование товарных знаков, включая любые Приложения, Дополнения и иные аналогичные докуметы, приложенные к нему.
Casualty means destruction or significant damage to the Facility by act of God or other event beyond your reasonable anticipation and control.	Происшествие означает разрушение или значительный ущерб Объекту вследствие стихийного бедствия или иного события, не зависящего от ваших обоснованных ожиданий и воли.
Chain means the network of Chain Facilities outside the United States of America and Canada.	Сеть означает цепочку Объектов Сети за пределами Соединенных Штатов Америки и Канады.
Chain Facility means a lodging facility we own, lease, manage, operate or authorize another party to operate using the System and identified by the Marks.	Объект Сети означает предоставляемый для временного проживания объект, которым мы управляем или владеем на праве собственности или аренды, или который мы эксплуатируем, или эксплуатировать который с использованием Системы и Знаков мы разрешаем другому лицу.

Appendix 1

Competitor means a person that has as its primary business or as one of its primary businesses, the operation and management or franchising of (as distinguished from the ownership of) hotels and resorts; provided, however, that no financial investors such as an investment bank, private equity fund, pension fund, hedge fund, sovereign wealth fund or similar institution or entity or any investor therein (collectively, a “Financial Investor”) shall be considered a “Competitor” solely because of its financial investment in a person (or in an Affiliate of such person) that would be deemed a “Competitor”, so long as (i) such Financial Investor is a non-controlling investor that is not actively or regularly involved in the day-to-day business operations of such person or Affiliate.	Конкурент означает лицо, основной хозяйственной деятельностью или одной из основных видов хозяйственной деятельности которого является эксплуатация и управление или франчайзинг (в отличии от владения) отелей и пансионатов, при условии, однако, что такие финансовые инвесторы, как инвестиционный банк, фонд прямых инвестиций, пенсионный фонд, хеджевый фонд, фонд национального благосостояния или аналогичное учреждение или юридическое лицо, или любой их инвестор («Финансовый инвестор») не будут рассматриваться как «Конкуренты» исключительно из-за инвестиций, вложенных в лицо (или Аффилированное лицо такого лица), которое будет рассматриваться как «Конкурент», пока (i) такой Финансовый инвестор является неконтролирующим инвестором, который не вовлечен активно или на регулярной основе в повседневные деловые операции такого лица или Аффилированного лица.
Condemnation means the taking of the Facility for public use by a government or public agency legally authorized to do so, permanently or temporarily, or the taking of such a substantial portion of the Facility that continued operation in accordance with the System Standards, or with adequate parking facilities, is commercially impractical, or if the Facility or a substantial portion is sold to the condemning authority in lieu of condemnation.	Принудительное Отчуждение означает изъятие Объекта навсегда или на время для общественного пользования государственными органами или органами, на законных основаниях обладающими соответствующими полномочиями, или изъятие такой значительной части Объекта, что продолжение его эксплуатации в соответствии со Стандартами Системы или с достаточными площадками для стоянки автомобилей становится коммерчески нецелесообразным, или продажу Объекта или значительной части Объекта отчуждающему органу вместо принудительного отчуждения.

Appendix 2

Confidential Information means any trade secrets we own or protect and other proprietary information not generally known to the lodging industry including confidential portions of the System Standards Manual or information we otherwise impart to you and your representatives in confidence. Confidential Information includes Guest Data and the Systems Standards Manuals and all other manuals and documentation, such as those on the subjects of employee relations, finance and administration, field operation, purchasing and marketing, the Reservation Service software and applications software.	Конфиденциальная Информация означает любую информацию, составляющую коммерческую тайну, которой мы владеем или которую охраняем, а также иную информацию, являющуюся нашей собственностью, которая не является общеизвестной в гостиничной индустрии, включая конфиденциальные фрагменты Инструкции по Применению Стандартов Системы или информацию, которую мы передаем иным образом вам и вашим представителям на условиях конфиденциальности. Конфиденциальная Информация включает Данные о Постояльцах и Инструкции по Применению Стандартов Системы, а также любые иные руководства и документацию, касающиеся, например, отношений с наемными работниками, финансовых, административных и эксплуатационных вопросов, вопросов материально-технического снабжения и сбыта, программного обеспечения Службы Бронирования и прикладных программ.
Data Controller means the person (including a company) who determines the purposes for which, and the manner for which, any personal information is processed.	Оператор Данных означает лицо (включая компанию), которое определяет цели, для которых и способы, которыми обрабатываются персональные данные.
Data Protection Authorities means one or more independent authorities set up in relevant countries to uphold individuals’ data privacy rights.	Органы Защиты Данных означает один или несколько независимых органов, учрежденных в соответствующих странах для обеспечения прав на персональные данные и защиту частной жизни.
Design Standards mean standards specified in the System Standards Manual from time to time for design, construction, renovation, modification and improvement of new or existing Chain Facilities, including all aspects of facility design, number of rooms, rooms mix and configuration, construction materials, workmanship, finishes, electrical, mechanical, structural, plumbing, HVAC, utilities, access, life safety, parking, systems, landscaping, amenities, interior design and decor and the like for a Chain Facility.	Конструкторские Стандарты означает стандарты, периодически указываемые в Инструкции по Применению Стандартов Системы для проектирования, строительства, ремонта, модернизации и усовершенствования новых или существующих Объектов Сети, включая все аспекты проектирования объекта, количества номеров, структуры номерного фонда, строительных материалов, качества исполнения, отделки, электрических, механических, структурных, санитарно-технических систем, систем отопления и вентиляции, доступа, безопасности жизнедеятельности, парковки, ландшафтной архитектуры, бытовых удобств, проектирования и оформления интерьера и аналогичных аспектов в отношении Объекта Сети.
Directory means the general purpose electronic directory we may publish from time to time listing the names and addresses of Chain Facilities.	Справочник означает универсальный справочник в электронном виде, содержащий наименования и адреса Объектов Сети, который мы можем публиковать время от времени.

Appendix 3

Dollars or $ means the legal currency of the United States of America.	Доллары или $ означает законную валюту Соединенных Штатов Америки.
Effective Date means the date we insert in the Preamble of this Agreement after we sign it.	Дата Вступления в Силу означает дату, которая будет указана нами в Преамбуле настоящего Соглашения после его подписания нами.
Equity Interests shall include, without limitation, all forms of equity ownership of you, including voting stock interests, partnership interests, limited liability company membership or ownership interests, joint and tenancy interests, the proprietorship interest, trust beneficiary interests and all options, warrants, and instruments convertible into such other equity interests.	Доли Участия включает, среди прочего, все формы вашей долевой собственности, включая акции с правом голоса, доли участия, членство в компании с ограниченной ответственностью или доли в уставном капитале, совместные или долевые имущественные права, имущественное право собственника, права бенефициаров по трасту, а также все опционы, варранты и инструменты, конвертируемые в такие иные доли участия.
Equity Transfer means any transaction in which your owners or you sell, assign, transfer, convey, pledge, or suffer or permit the transfer or assignment of, any percentage of your Equity Interests that will result in a change in control of you to persons other than those disclosed on Schedule B, as in effect prior to the transaction. An Equity Transfer of a corporation or limited liability company occurs when either majority voting rights or beneficial ownership of more than 50% of the Equity Interests changes. An Equity Transfer of a partnership occurs when a newly admitted partner will be the managing, sole or controlling general partner, directly or indirectly through a change in control of the Equity Interests of an entity general partner. An Equity Transfer of a trust occurs when either a new trustee with sole investment power is substituted for an existing trustee, or a majority of the beneficiaries convey their beneficial interests to persons other than the beneficiaries existing on the Effective Date. An Equity Transfer does not occur when the Equity Interest ownership among the owners of Equity Interests on the Effective Date changes without the admission of new Equity Interest owners. An Equity Transfer occurs when you merge, consolidate or issue additional Equity Interests in a transaction which would have the effect of diluting the voting rights or beneficial ownership of your owners’ combined Equity Interests in the surviving entity to less than a majority.	Передача Долей Участия означает любую сделку, в которой ваши владельцы или вы продаете, уступаете, передаете, передаете право собственности, передаете в залог или подвергаетесь передаче или уступке либо разрешаете передачу или уступку любой доли в процентах ваших Долей Участия, которая приводит к смене контроля над вами, в пользу других лиц, не указанных в Приложении В, действующем до такой сделки. В корпорации или компании с ограниченной ответственностью Передача Долей Участия происходит в случае изменения либо большинства прав голоса, либо бенефициарного владения более чем 50% Долей Участия. В партнерстве Передача Долей Участия происходит в случае, когда вновь принятый партнер будет прямо или косвенно являться управляющим, единственным или контролирующим полным партнером посредством смены контроля над Долями Участия полного партнера партнерства. В трасте Передача Долей Участия происходит либо в случае замены действующего доверительного собственника новым доверительным собственником с единоличными инвестиционными полномочиями, либо в случае передачи бенефициарами своих бенефициарных прав иным лицам, не являющимся бенефициарами на Дату Вступления в Силу. Передачи Долей Участия не происходит, когда право собственности на Доли Участия изменяется между владельцами Долей Участия в Дату Вступления в Силу без принятия новых владельцев Долей Участия. Передача Долей Участия происходит в случае вашего объединения, консолидации или выпуска вами дополнительных Долей Участия в сделке, которая будет иметь эффект ослабления прав голоса или уменьшения бенефициарного владения вашими владельцами объединенными Долями Участия в организации-правопреемнике до величины, составляющей менее большинства.

Appendix 4

Extraordinary Event means acts of war, labor stoppages or disruptions, natural disasters, revolution or usurping of sovereign power, or action or inaction of governmental authorities adversely affecting the Facility.	Чрезвычайное Событие означает военные действия, забастовки или перерывы в производственном процессе, стихийные бедствия, революции или незаконный захват верховной власти, а также действия или бездействие государственных органов, сказывающиеся на Объекте неблагоприятным образом.
Facility means the Location, together with all improvements, buildings, common areas, structures, appurtenances, facilities, entry/exit rights, parking, amenities, FF&E and related rights, privileges and properties existing at the Location on the Effective Date or afterwards.	Объект означает Участок, вместе со всеми улучшениями, зданиями, территориями общего пользования, строениями, вспомогательными элементами, сооружениями, правами доступа, автомобильными стоянками, коммунальными удобствами, Оборудованием, и связанными с перечисленным правами, привилегиями и имущественными объектами, существующими на Участке на Дату Вступления в Силу или впоследствии.
FF&E means furniture, fixtures and equipment.	Оборудование означает мебель, недвижимый инвентарь и оборудование.
FF&E Standards means standards specified in the System Standards Manual for FF&E and supplies to be utilized in a Chain Facility.	Стандарты Оборудования означает стандарты, указанные в Инструкции по Применению Стандартов Системы в отношении Оборудования и материальных средств, которые будут использоваться в Объекте Сети.

Appendix 5

Food and Beverage means any restaurant, catering, bar/lounge, entertainment, room service, retail food or beverage operation, continental breakfast, food or beverage concessions and similar services offered at the Facility.	Предприятие Общественного Питания означает любой ресторан, предприятие по обслуживанию и организации питания, обслуживание баров, организацию развлекательных мероприятий, обслуживание номеров, розничную продажу продуктов питания и напитков, услугу «континентальный завтрак», сдачу внаем части помещений для буфетов и магазинов по продаже продуктов питания и напитков и аналогичные услуги, предлагаемые на территории Объекта.
Gross Room Revenues means gross revenues attributable to or payable for rentals of guest rooms at the Facility, including all credit transactions, whether or not collected, but excluding separate charges to guests for Food and Beverage, room service, telephone charges, key forfeitures and entertainment; vending machine receipts; and any applicable Taxes.	Валовая Выручка от Номеров означает валовую выручку, относимую к арендной плате или причитающуюся по арендной плате за сдачу номеров в Объекте, включая все кредитные операции, независимо от факта получения по ним денег, но исключая отдельные платежи постояльцев за пользование услугами Предприятия Общественного Питания, обслуживание номеров, плату за телефонные разговоры, денежные залоги за потерю ключей и развлекательные программы, квитанции торговых автоматов, а также любые применимые Налоги.
Guest Data means all guest profiles, contact information (e.g., addresses, phone numbers, facsimile numbers and email addresses), histories, preferences and any other guest information in any database of ours or our Affiliates, whether obtained or derived by us or our Affiliates from: (i) guests of the Facility; (ii) guests of any other Chain Facility or any other hotel or lodging property (including any condominium or interval ownership properties) owned, leased, operated or licensed by us or our Affiliates; or (iii) any other sources and databases, including websites and central reservations databases.	Данные о Постояльцах означает все регистрационные карточки постояльцев, контактные данные (например, адреса, номера телефонов, факсов и электронные адреса), данные о прошлых посещениях, особые пожелания и любая иная информация в любой нашей базе данных или базе данных наших Аффилированных Лиц, полученная нами или нашими Аффилированными Лицами: (i) от постояльцев Объекта; (ii) от постояльцев любого другого Объекта Сети или любой другой гостиницы или съемного объекта (включая любые кондоминиумы или недвижимость в долевой интервальной собственности), которыми мы или наши Аффилированные Лица владеем или которые арендуем, эксплуатируем или на которые предоставляем лицензии, или (iii) из любых иных источников или баз данных, включая веб-сайты или базы данных центральной системы бронирования.

Appendix 6

Guest Rooms means the number of rooms at the Facility separately rentable as sleeping quarters specified on Schedule B.	Гостиничные Номера означает количество номеров в Объекте, сдаваемых отдельно в качестве помещений для ночлега, указанных в Приложении В.
Improvement Obligation means your obligation to either (i) renovate and upgrade the Facility, or (ii) construct and complete the Facility, in accordance with the Approved Plans and System Standards, as described in Section 3.	Обязательство по Улучшению означает ваше обязательство осуществить либо (i) ремонт и модернизацию Объекта, либо (ii) строительство и завершение Объекта в соответствии с Утвержденными Планами и Стандартами Системы, описанными в Разделе 3.
Indemnitees means us, our direct and indirect Affiliates, parent, subsidiary and sister corporations, and the respective officers, directors, shareholders, employees, agents and contractors, and the successors, assigns, personal representatives, heirs and legatees of all such persons or entities.	Получатели Возмещения означает нас, наших прямых и косвенных Аффилированных Лиц, материнские, дочерние и родственные компании одного уровня, а также соответствующих должных лиц, директоров, акционеров, работников, агентов и подрядчиков, а также правопреемников, цессионариев, личных представителей, наследников и наследников по завещанию (легатариев) всех таких физических и юридических лиц.
Initial Fee has the meaning set out in Section 6.	Первоначальный платеж имеет значение приведенное в Разделе 6.
Internet means all communications between computers and between computers and television, telephone, facsimile and similar communications devices, including the World Wide Web, proprietary online services, E-mail, news groups and electronic bulletin boards.	Интернет означает все виды и средства связи между компьютерами, а также между компьютерами и телевидением, телефонией и факсимильной связью и аналогичными средствами связи, включая «Всемирную паутину», частные онлайновые службы, электронную почту, новостные концерны и электронные службы новостей.
Legal Requirements means all applicable laws, ordinances, regulations, rules, administrative rulings, orders, decrees and policies of any government, governmental agency or department, and published judicial and administrative decisions interpreting or ruling on the same.	Требования Законодательства означает все применимые законы, постановления, положения, нормы, административные постановления, приказы, указы, политические меры и обязательные процедуры любого правительства, государственного ведомства или департамента, а также опубликованные судебные и административные решения, определяющие или толкующие перечисленные акты.

Appendix 7

License Year means:	Лицензионный Год означает:
(i) if the Opening Date occurs on the first day of a month: the period beginning on the opening date and ending on the day immediately preceding the first (1st) anniversary of the Opening Date, and each subsequent one year period; or	(i) Если Дата Открытия выпадет на первый день месяца: период, начинающийся в Дату Открытия и оканчивающийся в день, непосредственно предшествующий 1-й (первой) годовщине Даты Открытия, и далее каждый последующий период продолжительностью один год; или
(ii) if the Opening Date does not occur on the first day of a month: the period beginning on the Opening Date and ending on the first (1st) anniversary of the last day of the month in which the Opening Date occurs, and each subsequent one (1) year period.	(ii) если Дата Открытия не выпадет на первый день месяца: период, начинающийся в Дату Открытия и оканчивающийся в 1-ю (первую) годовщину последнего дня месяца, в котором выпала Дата Открытия, и далее каждый последующий период продолжительностью 1 (один) год.
Liquidated Damages means the amounts payable under Section 12 of this Agreement and Section 9 of the Services Agreement, set by the parties because actual damages will be difficult or impossible to ascertain on the Effective Date and the amount is a reasonable pre-estimate of the damages that will be incurred in lost revenues and forgone business opportunities and is not a penalty.	Заранее Оцененные Убытки означает суммы, подлежащие выплате на основании Раздела 12 настоящего Соглашения и Раздела 9 Договора Оказания Услуг, установленные сторонами в связи с тем, что на Дату Вступления в Силу определить размер фактических убытков будет трудно или невозможно, при этом такая установленная сумма является обоснованной предварительной оценкой убытков, которые будут понесены в будущем, но не является неустойкой.
Location means the parcel of land described in Schedule A.	Участок означает земельный участок, описанный в Приложении А.
Losses and Expenses means (x) all payments or obligations to make payments either (i) to or for third party claimants by any and all Indemnitees, including guest refunds, or (ii) incurred by any and all Indemnitees to investigate, respond to or defend a matter, including without limitation investigation and trial charges, costs and expenses, attorneys’ fees, experts’ fees, court costs, settlement amounts, judgments and costs of collection; and (y) the “Returned Check Fee” we then specify in the System Standards Manual [***] on the Effective Date) if the drawee dishonors any check that you submit to us.	Убытки и Расходы означает (x) все платежи или обязательства произвести платежи либо (i) непосредственно третьим лицам, предъявляющим требование, либо в их пользу всеми без исключения Получателями Возмещения, включая суммы, возвращаемые постояльцам, либо (ii) принятые на себя всеми без исключения Получателями Возмещения в связи с расследованием, отзывом в деле или защитой по делу, включая, среди прочего, издержки, затраты и расходы, связанные с расследованиями и судебными процессами, вознаграждения адвокатам и экспертам, судебные издержки, суммы по урегулированию, судебным решениям и затраты на взыскание; и (y) «Плата за Возврат Чека», который будет указан нами позднее в Инструкции по Применению Стандартов Системы (на Дату Вступления в Силу [***] если банк, на который выставлен чек, откажется оплатить любой чек, который вы нам выписали.

Appendix 8

Maintenance Standards means the standards specified from time to time in the System Standards Manual for repair, refurbishment and replacement of FF&E, finishes, decor, and other capital items and design materials in Chain Facilities.	Стандарты Технического Обслуживания означает стандарты, периодически указываемые в Инструкции по Применению Стандартов Системы в отношении ремонта, восстановления или замены Оборудования, отделки, декора и иных единиц капитального оборудования и оформительских материалов в Объектах Сети.
Marks means the trademarks, service marks, logos, slogans and commercial symbols, as these may be amended from time to time, that we license for use in connection with Chain Facilities in the country where the Facility is located, including the marks listed on Schedule C to this Agreement (whether any such Marks are registered or not), and such other trademarks, service marks, logos, slogans and commercial symbols as we may authorize for use from time to time to identify Chain Facilities and the services and products offered, sold or used in the country where the Facility is located.	Знаки означает товарные знаки, знаки обслуживания, логотипы, рекламные слоганы и коммерческую символику, с учетом возможных периодических изменений к ним, на использование которых мы предоставляем лицензию в связи с Объектами Сети в стране местонахождения Объекта, включая знаки, перечисленные в Приложении С к настоящему Соглашению (независимо от того, зарегистрированы ли такие Знаки), а также такие иные товарные знаки, знаки обслуживания, логотипы, рекламные формулы и коммерческую символику, использование которых мы вправе разрешать в соответствующее время для обозначения Объектов Сети и услуг и продуктов, предлагаемых, продаваемых или используемых в стране местонахождения Объекта.
Marks Standards means standards specified in the System Standards Manual for interior and exterior Mark-bearing signage, advertising materials, china, linens, utensils, glassware, uniforms, stationery, supplies, and other items, and the use of such items at the Facility or elsewhere.	Стандарты Знаков означает стандарты, указанные в Инструкции по Применению Стандартов Системы для идентификационных Знаков, используемых внутри и за пределами Объекта, содержащихся в/на вывесках, указателях и табличках, рекламных материалах, фарфоре, постельном и столовом белье, столовых приборах, стеклянной посуде, униформах, канцелярских принадлежностях, материальных средствах и на иных предметах, а также использование таких предметов в/на Объекте или в любом другом месте.

Appendix 9

Opening Date means the date on which we authorize you to open the Facility for business identified by the Marks and using the System.	Дата Открытия означает дату, в которую мы разрешаем вам открыть Объект для осуществления коммерческой деятельности, идентифицируемой с помощью Знаков и Системы.
Operations Standards means standards specified in the System Standards Manual for cleanliness, housekeeping, general maintenance, repairs, concession types, food and beverage service, vending machines, uniforms, staffing, employee training, guest services, guest comfort and other aspects of lodging operations.	Стандарты Качества Обслуживания означает стандарты, указанные в Инструкции по Применению Стандартов Системы в отношении подержания общего порядка и чистоты, общего технического обслуживания, ремонта, разновидностей концессий, услуг предприятий общественного питания, торговых автоматов, качества униформ, укомплектования персоналом, уровня подготовки персонала, обслуживания постояльцев, комфорта постояльцев и уровня качества других аспектов гостиничной индустрии.
Permitted Transferee means (i) any entity, natural person(s) or trust receiving from the personal representative of an owner any or all of the owner’s Equity Interests upon the death of the owner, if no consideration is paid by the transferee or (ii) the spouse or adult issue of the transferor, if the Equity Interest transfer is accomplished without consideration or payment, or (iii) any natural person or trust receiving an Equity Interest if the transfer is from a guardian or conservator appointed for an incapacitated or incompetent transferor.	Разрешенный Правоприемник означает (i) любое юридическое лицо, физическое(ие) лицо(а) или доверительный фонд, получающее(ий) любые или все Доли Участия от личного представителя их владельца после смерти такого владельца, если получателем по передаче не выплачивается никакого встречного удовлетворения, или (ii) супруга(у) или совершеннолетнего ребенка передающего лица, если передача Доли Участия осуществляется безвозмездно, или (iii) любое физическое лицо или доверительный фонд, получающее(ий) Долю Участия, если передача осуществляется опекуном или хранителем, назначенным для передающего лица, ограниченного в право- или дееспособности.

Appendix 10

Political Event means one or more of the following conditions occur in the area where the Facility is located: (i) war, whether or not declared, (ii) civil insurrection, (iii) loss of effective control over public safety by institutions of a government recognized by the United States of America, (iv) declaration of martial law for reasons other than a Casualty, (v) the Legal Requirements of any nation render performance of this Agreement or any ancillary agreement between you and us to violate such Legal Requirements, or (vi) interruption of safe transportation to the area where the Facility is located for more than sixty (60) days.	Политическое Событие означает одно или несколько из следующих обстоятельств, наступающих в зоне местонахождения Объекта: (i) объявленную или необъявленную войну, (ii) гражданские волнения, (iii) утрату оперативного контроля над общественной безопасностью органами власти правительств, признанных Соединенными Штатами Америки, (iv) объявление военного положения по иным причинам, помимо Происшествия, (v) действие Требований Законодательства любого государства приводит исполнение настоящего Соглашения или любого дополнительного договора между вами и нами к нарушению таких Требований Законодательства, или (vi) прерывание безопасной транспортировки в зону местонахождения Объекта более чем на 60 (шестьдесят) дней.
Prohibited Transferee means any entity, person(s) or trust that (i) is, or is affiliated with, another licensor or franchisor of branded hotel or lodging facilities that is our Competitor; (ii) is under investigation by any applicable government or regulatory authority for any breach of Legal Requirements; (iii) is or has been subject to any sanction or similar regulatory action for fraud, terrorism or any other similar malfeasance or such sanction or similar regulatory action could cause us or our Affiliates to violate or breach any Legal Requirements; (iv) does not have adequate net worth to timely discharge all of the obligations under this Agreement.	Запрещенный Правоприемник означает любое юридическое лицо, лицо (лица) или объединение, (i) которое является или связано с другим лицензиаром франчайзера брендированного отеля или объектов для размещения, который является нашим Конкурентом; (ii) в отношении которого проводится расследование каким-либо компетентным органом государственного управления или регулирования за нарушения Требований Законодательства любого рода; (iii) в отношении которого действуют или действовали ранее санкции любого рода или аналогичные меры регулирования, примененные за мошенничество, терроризм или любые иные неправомерные действия, или если такие санкции или аналогичные меры регулирования способны привести к нарушению нами или нашими Аффилированными лицами Требований Законодательства; (iv) которое не имеет достаточного собственного капитала для своевременного исполнения обязательств по настоящему Соглашению.

Appendix 11

Property Report means the property development report (prepared for new construction facilities) or a technical feasibility report (prepared for conversion facilities) as prepared by our AD&C team and attached hereto as Schedule F.	Отчёт об Объекте означает отчёт о разработке участка (подготавливаемый для новых создаваемых объектов) или отчёт о технической возможности (подготавливаемый для реконструируемых объектов) подготовленный нашей группой AD&C и прилагаемый к настоящему Соглашению в виде Приложения F.
Recurring Fees means fees paid to us or an Affiliate on a periodic basis, including without limitation, Royalty Fees and other fees and charges as stated in Section 7 of this Agreement and Section 5 of the Services Agreement.	Периодические Платежи означает платежи, выплачиваемые нам или Аффилированному Лицу периодически, включая, среди прочего, Лицензионные Платежи и иные сборы и платежи, описанные в Разделе 7 настоящего Соглашения и в Разделе 5 Договора Оказания Услуг.
Regional Marketing Association or RMA means a regional association of Licensees of Chain Facilities formed to provide regional marketing, training or other benefits to its members.	Региональная Маркетинговая Ассоциация или РМА означает региональную ассоциацию Пользователей Объектов Сети, созданную для предоставления ее членам льгот в проведении регионального маркетинга, обучения и иных программ.
Renovation means the repairs, refurbishing, repainting, and other redecorating of the interior, exterior, Guest Rooms, public areas and grounds of the Facility and replacements of FF&E we may require you to perform under Section 3.16.	Ремонт означает ремонт, обновление, перекрашивание и иные виды отделки и ремонта внутренних помещений, наружных частей, Гостиничных Номеров, территорий общественного пользования Объекта, а также замену Оборудования, которые мы вправе потребовать от вас в соответствии с Разделом 3.16.
Renovation Ceiling Amount means the local currency equivalent of [***].	Предельная Сумма Ремонта означает сумму в местной валюте, эквивалентную [***].
Renovation Notice means the written notice from us to you specifying the Renovation to be performed and the dates for commencement and completion given under Section 3.16.	Уведомление о Ремонте означает наше письменное уведомление вам с описанием предстоящего Ремонта и с указанием дат начала и завершения ремонта в соответствии с Разделом 3.16.
Reservation Service means the system for offering to interested parties, booking and communicating guest room reservations for Chain Facilities described in the Services Agreement.	Услуга Бронирования означает систему предложения заинтересованным сторонам, регистрации и сообщения о забронированных гостиничных номерах для Объектов Сети, описанную в Договоре Оказания Услуг.

Appendix 12

Rooms Addition Fee means the fee we charge you for adding Guest Rooms to the Facility.	Плата за Дополнительные Номера означает плату, которую мы взимаем с вас за включение дополнительных Гостиничных Номеров в Объект.
Royalty Fee means the monthly fee you pay to us for use of the System under Section 7.1. “Royalty Fees” means the aggregate of all amounts owed as Royalty Fees.	Лицензионный Платеж означает ежемесячный платеж, который вы перечисляете нам за пользование Системой в соответствии с Разделом 7.1. Термин «Лицензионные Платежи» означает совокупную сумму всех сумм, причитающихся в качестве Лицензионных Платежей.
Sublicense means the non-exclusive license to use the Marks we designate in Schedule C (in combination with the endorsement “by Wyndham” which we designate in Section 1), for the services for which they are registered, and the System to operate the type of Chain Facility described in Schedule A, only at the Location.	Сублицензия означает неисключительное право на использование Знаков, указанных в Приложении С (в сочетании с указанием на подтверждение использования Знаков «от Уиндэм», которое мы определяем в Разделе 1), в отношении услуг, для которых они зарегистрированы, а также Системы, в целях эксплуатации Объекта Сети такого типа, который описан в Приложении А, только на территории Участка.
System means the comprehensive system for providing guest lodging facility services under the Marks as we specify which at present includes the following: (a) the Marks; (b) other intellectual property, including Confidential Information, System Standards Manual and know-how; (c) System Standards; (d) quality assurance inspection and scoring programs; and (e) the reservation, training, marketing and other services provided under the Services Agreement.	Система означает универсальную систему оказания услуг временного размещения постояльцев с использованием указанных нами Знаков, которые в настоящий момент включают: (а) Знаки; (b) иную интеллектуальную собственность, включая Конфиденциальную Информацию, Инструкцию по Применению Стандартов Системы и ноу-хау; (с) Стандарты Системы; (d) программы контроля качества и подсчета баллов; и (е) услуги по бронированию, обучению, маркетингу, и иные услуги, предусмотренные Договором Оказания Услуг.
System Standards means the standards for the Chain Facilities in the System published in the System Standards Manual, including but not limited to Design Standards, FF&E Standards, Marks Standards, Operations Standards, Technology Standards and Maintenance Standards and any other standards, policies, rules and procedures we promulgate about System operation and usage.	Стандарты Системы означает стандарты для Объектов Сети в Системе, опубликованные в Инструкции по Применению Стандартов, включая, среди прочего, Стандарты Проектирования, Стандарты Оборудования, Стандарты Знаков, Стандарты Качества Обслуживания, Технологические Стандарты и Стандарты Техобслуживания, а также любые иные стандарты, принципы, правила и обязательные процедуры, введенные нами в отношении эксплуатации и использования Системы.

Appendix 13

System Standards Manual means the Standards of Operation and Design Manual and any other manuals we publish or distribute specifying the System Standards, including the Design and Construction Manual, whether formatted in written, digitized, computerized or other electronic form.	Инструкция по Применению Стандартов Системы означает Инструкцию по Применению Стандартов Эксплуатации и Проектирования, а также любые другие руководства, публикуемые или распространяемые нами с описанием Стандартов Системы, включая Стандарты Проектирования и Строительства, составленные либо в письменной, цифровой, компьютеризованной, либо в иной электронной форме.
Taxes means sales, use, value added, remittance, stamp, service, occupation, excise, gross receipts, income, withholding, and goods and services taxes and any levies, imposts, duties or similar charges of whatsoever nature imposed upon you or imposed on any amounts payable to us or any of our Affiliates under this Agreement, except taxes imposed on our income in the United States of America or United Kingdom.	Налоги означает налоги с продаж, за использование, на добавленную стоимость, сборы за перевод денег, гербовые сборы, сборы за обслуживание, налоги на процессию, акцизные сборы, налоги с валовых поступлений, подоходный налог и налог на прибыль, налоги, удерживаемые у источника дохода, налоги на товары и услуги, а также любые сборы, обложения, пошлины или аналогичные обязательные платежи любого характера, налагаемые на вас или устанавливаемые на любые суммы, выплачиваемые нам или любому из наших Аффилированных Лиц по настоящему Соглашению, за исключением налогов , которыми облагается наш доход в Соединенных Штатах Америки или в Соединенном Королевстве.
Technology Standards means standards specified in the System Standards Manual for local and long distance telephone communications services, telephone, telecopy and other communications systems, point of sale terminals and computer hardware and software for various applications, including, but not limited to, front desk, rooms management, records maintenance, marketing data, accounting, budgeting and interfaces with the Reservation Service to be maintained at the Chain Facilities.	Технологические Стандарты означает стандарты, указанные в Инструкции по Применению Стандартов Системы для коммуникационных услуг местной и междугородной (международной) телефонной связи, систем телефонной, факсимильной связи и иных коммуникационных систем, торговых терминалов, а также аппаратного и программного обеспечения для различных прикладных программ, включая, среди прочего, программы для отдела регистрации и обслуживания постояльцев, отдела управления номерным фондом, отдела документации, отдела маркетинга, отдела бухгалтерского учета, финансового планирования и средства взаимодействия со Службой Бронирования, которые должны поддерживаться в Объектах Сети.

Appendix 14

Term means the period of time during which this Agreement shall be in effect, as stated in Section 2.	Срок означает период, в течение которого будет действовать настоящее Соглашение, указанный в Разделе 2.
Termination means a termination of this Agreement under Sections 11.1 or 11.2 or for any other reason.	Расторжение означает расторжениеи настоящего Соглашения в соответствии со Разделами 11.1 или 11.2 либо по любому иному основанию.
Transfer means (1) an Equity Transfer, (2) you assign, pledge, transfer, delegate or grant a security interest in all or any of your rights, benefits and obligations under this Agreement, as security or otherwise without our consent as specified in Section 9, (3) you assign (other than as collateral security for financing the Facility) your leasehold interest in (if any), or lease or sublease, all or any part of the Facility to any third party, (4) you engage in the sale, conveyance, transfer, or donation of your right, title and interest in and to the Facility, (5) your lender or secured party forecloses on or takes possession of your interest in the Facility, directly or indirectly, or (6) a receiver or trustee is appointed for the Facility or your assets, including the Facility. A Transfer does not occur when you pledge or encumber the Facility to finance its acquisition or improvement, you refinance it, or you engage in a Permitted Transferee transaction.	Передача означает (1) Передачу Долей Участия, (2) вашу уступку, передачу в залог, передачу, передачу полномочий по обеспечительному праву или предоставление обеспечительного права в отношении всех или любых из ваших прав, выгод и обязательств по настоящему Соглашению в качестве обеспечения или в иных целях без нашего согласия, как предусмотрено в Разделе 9, (3) уступку вами (кроме как в порядке дополнительного обеспечения финансирования Объекта) вашего арендного права в отношении (при наличии) всего или любой части Объекта или сдачу вами в аренду или субаренду всего или любой части Объекта любым третьим лицам, (4) ваше участие в продаже, передаче правового титула или иной передаче либо передаче в дар ваших имущественных и иных прав в отношении Объекта, (5) лишение вас права пользования Объектом вашими кредиторами или обеспеченными сторонами или завладение вашими имущественными права на Объект вашими кредиторами или обеспеченными сторонами прямо или косвенно, или (6) назначение конкурсного управляющего или доверительного собственника в отношении Объекта или ваших активов, включая Объект. Факт Передачи не признается в случае вашей передачи Объекта в залог или обременения вами Объекта в целях финансирования его приобретения или благоустройства либо дополнительного финансирования Объекта, или вашего участия в сделке с Разрешенным Получателем.

Appendix 15

“Uzbekistan IP Agency” means the Agency on Intellectual Property under the Ministry of Justice of the Republic of Uzbekistan.	«Агентство ИС Узбекистан» означает Агентство По Интеллектуальной Собственности При Министерстве Юстиции Республики Узбекистан.
“You” and “Your” means and refers to the party named as sublicensee identified in the first paragraph of this Agreement and its Permitted Transferees.	«Вы» и «Ваш» означает сторону и относится к стороне, названной в качестве обладателя сублицензии, обозначенного в первом абзаце настоящего Соглашения, а также его Разрешенных Получателей.
“We”, “Our” and “Us” means and refers to WYNDHAM HOTEL GROUP (UK) EAST LIMITED, an English company, its successors and assigns.	«Мы», «Наш» и «Нас» означает корпорацию УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД, английской компанией, ее правопреемников и цессионариев.

Appendix 16

SCHEDULE A	ПРИЛОЖЕНИЕ А
[***]	[***]
[***]	[***]

Schedule A

SCHEDULE B

[***]

Schedule B

SCHEDULE C

[***]

Schedule C

SCHEDULE F	ПРИЛОЖЕНИЕ F
PROPERTY REPORT	ОТЧЕТ ОБ ОБЪЕКТЕ

[***]

Schedule F